THE STRONG FUNDS

Strong Asia Pacific Fund                        Strong Life Stage Series - Aggressive Portfolio
Strong Balanced Fund                            Strong Life Stage Series - Conservative Portfolio
Strong Corporate Bond Fund                      Strong Life Stage Series - Moderate Portfolio
Strong Discovery Fund                           Strong Mid Cap Disciplined Fund
Strong Dividend Income Fund                     Strong Minnesota Tax-Free Fund
Strong Dow 30 Value Fund                        Strong Money Market Fund
Strong Endeavor Fund                            Strong Municipal Money Market Fund
Strong Energy Fund                              Strong Opportunity Fund
Strong Enterprise Fund                          Strong Overseas Fund
Strong Florida Municipal Money Market Fund      Strong Short-Term Bond Fund
Strong Government Securities Fund               Strong Short-Term High Yield Bond Fund
Strong Growth Fund                              Strong Short-Term High Yield Municipal Fund
Strong Growth 20 Fund                           Strong Short-Term Income Fund
Strong Growth and Income Fund                   Strong Short-Term Municipal Bond Fund
Strong Heritage Money Fund                      Strong Small Company Value Fund
Strong High-Yield Bond Fund                     Strong Small/Mid Cap Value Fund
Strong Index 500 Fund                           Strong Tax-Free Money Fund
Strong Intermediate Municipal Bond Fund         Strong Ultra Short-Term Income Fund
Strong Large Cap Core Fund                      Strong Ultra Short-Term Municipal Income Fund
Strong Large Cap Growth Fund                    Strong Wisconsin Tax-Free Fund
Strong Large Company Growth Fund

                               100 HERITAGE RESERVE
                         MENOMONEE FALLS, WISCONSIN 53051

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR DECEMBER 10, 2004

To the Shareholders of the Strong Funds:

      A special meeting of shareholders of each of the Strong Funds listed above will be held on Friday, December 10, 2004, at 9:00 a.m. (Central Time) at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 ("Meeting"). At the Meeting, shareholders will be asked to consider and act upon the Proposals set forth below and transact such other business as may properly come before the Meeting. The table below lists each Proposal on which shareholders will be asked to vote and identifies shareholders entitled to vote on each Proposal:

PROPOSAL                                                          SHAREHOLDERS ENTITLED TO VOTE
Proposal 1:  Approval of an Agreement and Plan of                 Shareholders of each Strong Fund with respect to the
              Reorganization, under which substantially all of    applicable reorganization shown below.
              the assets of each Strong Fund will be
              transferred to a corresponding Wells Fargo Fund
              as listed below.

STRONG FUND                PROPOSED TO BE REORGANIZED INTO THIS       WELLS FARGO ("WF") FUND
Strong Asia Pacific Fund                                          WF Asia Pacific Fund (New)
Strong Balanced Fund                                              WF Balanced Fund (New)
Strong Corporate Bond Fund                                        WF Corporate Bond Fund (New)
Strong Discovery Fund                                             WF Discovery Fund (New)
Strong Dividend Income Fund                                       WF Dividend Income Fund (New)
Strong Dow 30 Value Fund                                          WF Dividend Income Fund (New)
Strong Endeavor Fund                                              WF Capital Growth Fund (New)

STRONG FUND                PROPOSED TO BE REORGANIZED INTO THIS       WELLS FARGO ("WF") FUND
Strong Energy Fund                                                WF Dividend Income Fund (New)
Strong Enterprise Fund                                            WF Enterprise Fund (New)
Strong Florida Municipal Money Market Fund                        WF National Tax-Free Money Market Fund
Strong Government Securities Fund                                 WF Government Securities Fund (New)
Strong Growth Fund                                                WF Growth Fund (New)
Strong Growth 20 Fund                                             WF Growth Fund (New)
Strong Growth and Income Fund                                     WF Growth and Income Fund (New)
Strong Heritage Money Fund                                        WF Heritage Money Market Fund (New)
Strong High-Yield Bond Fund                                       WF High Income Fund (New)
Strong Index 500 Fund                                             WF Index Fund
Strong Intermediate Municipal Bond Fund                           WF Intermediate Tax-Free Fund (New)
Strong Large Cap Core Fund                                        WF Growth and Income Fund (New)
Strong Large Cap Growth Fund                                      WF Large Cap Growth Fund (New)
Strong Large Company Growth Fund                                  WF Capital Growth Fund (New)
Strong Life Stage Series - Aggressive Portfolio                   WF Life Stage - Aggressive Portfolio (New)
Strong Life Stage Series - Conservative Portfolio                 WF Life Stage - Conservative Portfolio (New)
Strong Life Stage Series - Moderate Portfolio                     WF Life Stage - Moderate Portfolio (New)
Strong Mid Cap Disciplined Fund                                   WF Mid Cap Disciplined Fund (New)
Strong Minnesota Tax-Free Fund                                    WF Minnesota Tax-Free Fund
Strong Money Market Fund                                          WF Money Market Fund
Strong Municipal Money Market Fund                                WF Municipal Money Market Fund (New)
Strong Opportunity Fund                                           WF Opportunity Fund (New)
Strong Overseas Fund                                              WF Overseas Fund (New)
Strong Short-Term Bond Fund                                       WF Short-Term Bond Fund (New)
Strong Short-Term High Yield Bond Fund                            WF Short-Term High Yield Bond Fund (New)
Strong Short-Term High Yield Municipal Fund                       WF Short-Term Municipal Bond Fund (New)
Strong Short-Term Income Fund                                     WF Short-Term Bond Fund (New)
Strong Short-Term Municipal Bond Fund                             WF Short-Term Municipal Bond Fund (New)
Strong Small Company Value Fund                                   WF Small Cap Disciplined Fund (New)
Strong Small/Mid Cap Value Fund                                   WF Small/Mid Cap Value Fund (New)
Strong Tax-Free Money Fund                                        WF National Tax-Free Money Market Fund
Strong Ultra Short-Term Income Fund                               WF Ultra Short-Term Income Fund (New)
Strong Ultra Short-Term Municipal Income Fund                     WF Ultra Short-Term Municipal Income Fund (New)
Strong Wisconsin Tax-Free Fund                                    WF Wisconsin Tax-Free Fund (New)

Proposal 2: Approval of an interim advisory agreement.          Shareholders of each Strong Fund, except the Strong Index 500
                                                                Fund and Strong Life Stage Series- Aggressive, Strong Life
                                                                Stage Series- Conservative, and Strong Life Stage Series-
                                                                Moderate Portfolios.
Proposal 3: Approval of an interim sub-advisory agreement.

   3.a.: Approval of an interim sub-advisory agreement          Shareholders of each Strong Fund, except the Strong Growth and
   with Wells Capital Management Incorporated.                  Income, Strong Index 500, Strong Large Cap Core, and Strong
                                                                Overseas Funds and Strong Life Stage Series - Aggressive,
                                                                Strong Life Stage Series - Conservative, and Strong Life Stage
                                                                Series - Moderate Portfolios.

   3.b.: Approval of an interim sub-advisory agreement          Shareholders of the Strong Growth and Income and Strong Large
   with Matrix Asset Advisors, Inc.                             Cap Core Funds.

   3.c.: Approval of an interim sub-advisory agreement          Shareholders of the Strong Overseas Fund.
   with New Star Institutional Managers Limited.

      Only shareholders of record as of the close of business on October 1, 2004, are entitled to receive this notice and vote at the Meeting or at any adjournment thereof. Whether or not you expect to attend the Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating, and signing your proxy card and mailing it to us.

                                     By Order of the Board of Directors/Trustees of the Strong Funds,

                                     Thomas M. Zoeller
                                     Vice President
[OCTOBER  , 2004]
Menomonee Falls, WI

                                THE STRONG FUNDS
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-800-368-3863

                             WELLS FARGO FUNDS TRUST
                                525 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94105
                                 1-800-222-8222

                       COMBINED PROSPECTUS/PROXY STATEMENT
                                [OCTOBER , 2004]

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

      This document is a combined prospectus and proxy statement, and we refer to it as the Prospectus/Proxy Statement. It contains the information that shareholders of the Strong Funds listed in the Notice of Special Meeting of Shareholders ("Strong Funds" or "Acquired Funds") should know before voting on the proposed reorganization, interim investment advisory agreement and interim investment sub-advisory agreements that are described herein, and should be retained for future reference. It is both the proxy statement of the Strong Funds and also a prospectus for the applicable series of Wells Fargo Funds Trust ("Wells Fargo Funds" or "Acquiring Funds"). We may refer to the Strong Funds and the Wells Fargo Funds collectively as the "Funds" or, each fund individually, as a "Fund."

HOW WILL THE REORGANIZATION WORK?

      The reorganization of each Strong Fund into a Wells Fargo Fund (individually or collectively, "Reorganization") as described in the Agreement and Plan of Reorganization ("Reorganization Plan") attached as Exhibit F, will involve three steps:

      o the transfer of substantially all of the assets and liabilities of the Strong Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

      o the PRO RATA distribution of shares of the same or a comparable class ("Class") of the Acquiring Fund to the shareholders of record of the Strong Fund as of immediately prior to 9:00 a.m., Eastern Time ("Effective Time") on the business day following the closing date ("Closing Date") of the Reorganization in redemption of all shares of the Strong Fund; and

      o     the liquidation and dissolution of the Strong Fund.

      As a result of the Reorganization, shareholders of each Strong Fund will hold shares, generally of the same or a comparable Class, of the corresponding Acquiring Fund, as described in this Prospectus/Proxy Statement. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Strong Fund that you held immediately before the Reorganization. The Board of Directors/Trustees of the Strong Funds ("Board" or "Directors") has approved the Reorganization of each Strong Fund. Any Strong Fund whose shareholders do not approve the Reorganization will not participate in the Reorganization. Any such Strong Fund may continue its operations beyond the date of the Reorganization of the other Strong Funds, and the Board of the affected Strong Fund will consider what further action is appropriate, including the possible engagement of another investment adviser or the liquidation of the Strong Fund.

WHAT ARE THE INTERIM INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?

      The Board has also approved engaging Wells Fargo Funds Management, LLC ("Funds Management") to replace Strong Capital Management, Inc. ("SCM") as investment adviser to the Strong Funds. If shareholders approve the Interim Investment Advisory Agreement, Funds Management will advise the Strong Funds beginning shortly after the Meeting and continuing until the closing of the Reorganization. In addition, the Board has approved Wells Capital Management Incorporated ("Wells Capital"), Matrix Asset Advisors, Inc. and New Star

Institutional Managers Limited ("New Star") as interim investment sub-advisers to various Strong Funds, as described in this Prospectus/Proxy Statement. If shareholders approve the Interim Sub-Advisory Agreements, the sub-adviser will sub-advise the Strong Fund beginning shortly after the Meeting. If shareholders of a Strong Fund approve these new advisory arrangements but fail to approve the Reorganization, or the Reorganization otherwise does not close, these advisory arrangements would continue indefinitely, until terminated in accordance with their terms. If shareholders of a Strong Fund approve the Reorganization, but fail to approve these advisory arrangements, or they approve one of these advisory arrangements for a Strong Fund but fail to approve the other, the Board will consider what further action is appropriate, including possibly continuing the SCM engagement or taking steps to seek to engage a different adviser.

--------------------------------------------------------------------------------
 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS IS AVAILABLE IN THE:

      o     Prospectuses for the Strong Funds;

      o Annual and Semi-Annual Reports to shareholders of the Strong Funds and, as applicable, the Acquiring Funds; and

      o Statements of Additional Information, or SAIs, for the Strong Funds and the Acquiring Funds.

      These documents are on ?le with the SEC.

      The prospectuses, SAIs, and Annual and Semi-Annual Reports, of the Strong Funds are incorporated by reference and are legally deemed to be part of this Prospectus/Proxy Statement. The SAIs to this Prospectus/Proxy Statement, dated the same date as this Prospectus/Proxy Statement, also are incorporated by reference and are legally deemed to be part of this document. The prospectuses and the most recent Annual Report to shareholders of the Strong Funds, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to shareholders of the Strong Funds have been previously mailed to shareholders.

      Copies of all of these documents are available upon request without charge by writing to or calling:

     Wells Fargo Funds                        Strong Funds
     P.O. Box 8266                            P.O. Box 2936
     Boston, MA 02266-8266                    Milwaukee, WI 53201-2936
     1-800-222-8222                           1-800-368-3863

      You also may view or obtain these documents from the SEC:

     In Person:                  At the SEC's Public Reference Room in
                                 Washington, D.C., and regional offices in New
                                 York City, at 233 Broadway, and in Chicago, at
                                 175 West Jackson Boulevard, Suite 900

     By Phone:                   1-800-SEC-0330

     By Mail:                    Public Reference Section
                                 Securities and Exchange Commission
                                 450 5th Street, N.W.
                                 Washington, DC 20549-0102
                                 (duplicating fee required)

     By E-mail:                  publicinfo@sec.gov
                                 (duplicating fee required)

     By Internet:                www.sec.gov

OTHER IMPORTANT THINGS TO NOTE:

      o An investment in the Wells Fargo Funds is not a deposit with Wells Fargo Bank, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

      o     You may lose money by investing in the Funds.

                                TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                        ----
INTRODUCTION..............................................................................................6

PROPOSAL I:  APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION..........................................6

         Summary..........................................................................................6
         Reasons for the Reorganization...................................................................6
         Comparison of Current Fees and PRO FORMA Fees....................................................7
         Comparison of Investment Objectives, Principal Investment Strategies and Policies...............11
         Common and Specific Risk Considerations.........................................................48
         Comparison of Account Features and Services.....................................................57
         Comparison of Investment Advisers and Investment Advisory Fees..................................64
         Other Principal Service Providers...............................................................71
         Comparison of Business Structures...............................................................73
         Terms of Reorganization.........................................................................74
         Board Consideration of the Reorganization.......................................................75
         Performance.....................................................................................80
         Material U.S. Federal Income Tax Consequences of the Reorganization.............................83
         U.S. Federal Income Taxation of an Investment in an Acquiring Fund..............................86
         Fees and Expenses of the Reorganization.........................................................87
         Existing and PRO FORMA Capitalization...........................................................87

PROPOSAL 2:  APPROVAL OF AN INTERIM ADVISORY AGREEMENT..................................................101

         Summary........................................................................................101
         Terms of the Terminating Strong Advisory Agreement and the Interim Agreement...................102
         Approval of the Interim Agreement by the Board.................................................112

PROPOSAL 3:  APPROVAL OF AN INTERIM SUB-ADVISORY AGREEMENT..............................................113

         Summary........................................................................................113
         Terms of the Terminating Reaves Sub-advisory Agreement and Scarborough
                  Sub-advisory Agreement and the Interim Sub-advisory Agreements........................113
         Proposal 3a: Approval of an Investment Sub-advisory Agreement with
                  Wells Capital Management Incorporated.................................................115
         Proposal 3b: Approval of an Investment Sub-advisory Agreement with
                  Matrix Asset Advisors, Inc............................................................119
         Proposal 3c: Approval of an Investment Sub-advisory Agreement with
                  New Star Institutional Managers Limited...............................................121

INFORMATION ON VOTING...................................................................................122

OUTSTANDING SHARES......................................................................................123

INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS.........................................................124

ANNUAL MEETING AND SHAREHOLDERS MEETINGS................................................................142

DISSENTERS' RIGHTS......................................................................................142

EXHIBIT A:  EXPENSE SUMMARIES OF THE STRONG FUNDS AND ACQUIRING FUNDS...................................A-1

EXHIBIT B:  COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES..........................................B-1

EXHIBIT C:  ADDITIONAL RISKS............................................................................C-1

EXHIBIT D:  PORTFOLIO MANAGERS..........................................................................D-1

EXHIBIT E:  PERFORMANCE/FINANCIAL HIGHLIGHTS OF CERTAIN
            ACQUIRING FUNDS.............................................................................E-1

EXHIBIT F:  AGREEMENT AND PLAN OF REORGANIZATION........................................................F-1

EXHIBIT G:  FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT...............................................G-1

EXHIBIT H:  FORM OF INTERIM INVESTMENT SUB-ADVISORY AGREEMENT...........................................H-1

                                  INTRODUCTION

      Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation ("SFC") on May 25, 2004 ("Asset Purchase Agreement") to acquire certain of the asset management arrangements of SCM, which is an affiliate of SFC and the investment adviser to the Strong Funds. SFC agreed to sell this part of its business to Wells Fargo & Company because SFC believes that, as a result of the sale, SCM's clients will receive significant benefits. Funds Management, which is the investment adviser to the Wells Fargo Funds, is a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo") and provider of investment advisory services. SFC's sale of assets is contingent upon shareholder approval of the Reorganization for a substantial percentage of the assets covered by the Asset Purchase Agreement, among other things. Assuming shareholder approval is obtained and the other conditions of the Reorganization Plan that govern the Reorganization are met, shareholders of each Strong Fund will become shareholders of the corresponding Wells Fargo Fund, with Funds Management serving as the investment adviser and certain other investment advisers serving as the sub-advisers.

                                   PROPOSAL 1:
               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

      In August 2004, the Board unanimously voted to approve the Reorganization, subject to the satisfaction of certain Board approval conditions (which conditions were satisfied by mid-September, 2004) and subject to approval by shareholders of each Strong Fund and other closing conditions. In the Reorganization, each Strong Fund will transfer substantially all its assets to its corresponding Acquiring Fund, which will assume substantially all the liabilities of the Strong Fund. For a complete discussion of the assets and liabilities that will be assumed by each Acquiring Fund, and the assets and liabilities that will be excluded and assigned to a liquidating trust, see the section entitled "Terms of Reorganization" in this Prospectus/Proxy Statement. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the Strong Fund, which shares will be distributed to shareholders in liquidation of the Strong Fund. Any shares you own of a Strong Fund at the time of the Reorganization will be cancelled and you will receive shares, in the same or a comparable Class, of the corresponding Acquiring Fund having a value equal to the value of your shares of the Strong Fund. The Reorganization is expected to be treated as a "reorganization" for U.S. federal income tax purposes, as discussed below under "Material U.S. Federal Income Tax Consequences of the Reorganization." If approved by shareholders, the Reorganization is expected to occur in the second quarter of 2005.

REASONS FOR THE REORGANIZATION

      In August 2004, the Board concluded that participation in the proposed Reorganization is in the best interests of each Strong Fund and its shareholders. In reaching that conclusion, the Board considered, among other things:

1.    The reputation, financial strength and resources of Wells Fargo.

2. The capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds.

3. The viability of the Strong Funds absent approval of the proposed Reorganization.

4. The broader product array of the more than 80 publicly available mutual funds in the Wells Fargo Funds family, and the expanded range of investment options and exchange opportunities available to shareholders.

5.    The shareholder services offered by Wells Fargo.

6. The relative compatibility of the investment objectives and principal investment strategies of the acquiring Wells Fargo Funds with those of the Strong Funds.

7. The expected treatment of the Reorganization as a "reorganization" for U.S. federal income tax purposes.

8. The anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds.

9. The anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments.

10. The anticipated retention by Wells Capital of many of Strong's key investment management professionals.

11. The undertaking by Funds Management and SFC to share equally all of the costs and expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals.

      The Board also concluded that as of that date the economic interests of the shareholders of the Strong Funds would not be diluted as a result of the proposed Reorganization, because the number of Acquiring Fund shares to be issued to Strong Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of the factors considered by the Board in approving the Reorganization, see the section entitled "Board Consideration of the Reorganization" in this Prospectus/Proxy Statement.

COMPARISON OF CURRENT FEES AND PRO FORMA FEES

      The following table shows expense ratios for each Strong Fund, both before (gross) and after (net) any contractual expense waivers and reimbursements, and the PRO FORMA expense ratios for each Acquiring Fund, reflecting the anticipated effects of the Reorganization on the gross and net operating expense ratios. All expense ratios are as of the dates noted below:

FUND                                                                                          DATE
Strong Minnesota Tax-Free and WF Minnesota Tax-Free Funds, each Strong Life Stage Series      June 30, 2004
Portfolio, WF Life Stage Portfolio, and equity Fund, except the Strong Index 500 Fund and
WF Index Fund

Each fixed-income and money market Fund, except the Strong Municipal Money Market, Strong
Tax-Free Money, Strong Money Market, Strong Minnesota Tax-Free, WF National Tax-Free Money
Market, WF Money Market, and WF Minnesota Tax-Free Funds                                      April 30, 2004

Strong Index 500, Strong Municipal Money Market, Strong Tax-Free Money, WF Index, WF
National Tax-Free Money Market and WF Money Market Funds                                      March 31, 2004

Two levels of expense ratios are included in the table:

a) GROSS EXPENSE RATIO - the total operating expenses of a fund, representing what a shareholder could POTENTIALLY pay if no waivers or expense reimbursements were in place.

b) NET EXPENSE RATIO - the expense level a shareholder can expect to ACTUALLY pay, taking into account any fee waivers or expense reimbursements to which a Fund's adviser has CONTRACTUALLY committed. If no such waivers are in place, the Net Expense Ratio is the same as the Gross Expense Ratio.

      The table assumes that, when two or more Funds are being reorganized into one Acquiring Fund, all Funds approve the Reorganization and will reorganize into the resulting Acquiring Fund. The possibility exists that, in these situations, not all Funds will approve the Reorganization. FOR THESE SCENARIOS AND A BREAKDOWN OF THE SPECIFIC FEES CHARGED FOR ALL OF THE FUNDS AND MORE INFORMATION ABOUT EXPENSES, PLEASE SEE EXHIBIT A.

------------------------------------------------------------------------------------------------------------------------------------
                                                 CURRENT                                                             PRO FORMA
                                        -----------------------                                              ----------------------
STRONG FUND / SHARE CLASS               GROSS                         ACQUIRING FUND /                       GROSS
                                        EXPENSE     NET EXPENSE       SHARE CLASS                            EXPENSE    NET EXPENSE
                                        RATIO       RATIO                                                    RATIO      RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND                                              WF ASIA PACIFIC FUND (NEW)
    INVESTOR CLASS                      1.71%       1.685%(1),(3)       INVESTOR CLASS                       1.77%      1.65%
------------------------------------------------------------------------------------------------------------------------------------
STRONG BALANCED FUND                                                  WF BALANCED FUND (NEW)
    INVESTOR CLASS                      1.30%       1.267%(1)           INVESTOR CLASS                       1.49%      1.25%
------------------------------------------------------------------------------------------------------------------------------------
STRONG DISCOVERY FUND                                                 WF DISCOVERY FUND (NEW)
    INVESTOR CLASS                      1.44%       1.407%(1)           INVESTOR CLASS                       1.60%      1.38%
------------------------------------------------------------------------------------------------------------------------------------
STRONG DIVIDEND INCOME FUND                                           WF DIVIDEND INCOME FUND (NEW)
   CLASS K                              1.40%       0.957%(1),(3)       INSTITUTIONAL CLASS                  1.25%      0.96%
-----------------------------------     ---------   --------------    -------------------------------        --------   ------------
   INVESTOR CLASS                       1.43%       1.397%(1)
------------------------------------------------------------------------------------------------------------------------------------
STRONG DOW 30 VALUE FUND
   INVESTOR CLASS                       1.42%       1.395%(1)           INVESTOR CLASS                       1.52%      1.37%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 CURRENT                                                             PRO FORMA
                                        -----------------------                                              ----------------------
STRONG FUND / SHARE CLASS               GROSS                         ACQUIRING FUND /                       GROSS
                                        EXPENSE     NET EXPENSE       SHARE CLASS                            EXPENSE    NET EXPENSE
                                        RATIO       RATIO                                                    RATIO      RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------------------
STRONG ENERGY FUND
    INVESTOR CLASS                      2.00%       1.967%(1)
------------------------------------------------------------------------------------------------------------------------------------
STRONG ENTERPRISE FUND                                                WF ENTERPRISE FUND (NEW)
   ADVISOR CLASS                        1.66%       1.627%(1)           ADVISOR CLASS                        1.46%      1.40%
   INVESTOR CLASS                       1.90%       1.867%(1),(3)       INVESTOR CLASS                       1.63%      1.57%
   CLASS K                              1.31%       1.167%(1),(3)       INSTITUTIONAL CLASS                  1.28%      1.15%
   INSTITUTIONAL CLASS                  0.97%       0.937%(1)           SELECT CLASS                         1.01%      0.90%
------------------------------------------------------------------------------------------------------------------------------------
STRONG GROWTH FUND                                                    WF GROWTH FUND  (NEW)
   CLASS C                              3.55%       2.467%(1),(3)       CLASS C                              2.09%      2.05%
   CLASS K                              1.30%       0.957%(1),(3)       INSTITUTIONAL CLASS                  1.16%      0.96%
   INSTITUTIONAL CLASS                  0.92%       0.887%(1)           SELECT CLASS                         0.89%      0.85%
-----------------------------------     ---------   --------------    -------------------------------        --------   ------------
   ADVISOR CLASS                        1.60%       1.567%(1)
   INVESTOR CLASS                       1.52%       1.487%(1)           ADVISOR CLASS                        1.34%      1.30%
------------------------------------------------------------------------------------------------------------------------------------
STRONG GROWTH 20 FUND                                                   INVESTOR CLASS                       1.51%      1.47%
   ADVISOR CLASS                        1.65%       1.617%(1)
   INVESTOR CLASS                       1.88%       1.847%(1)
------------------------------------------------------------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND                                         WF GROWTH AND INCOME FUND (NEW)
   CLASS K                              1.08%       0.957%(1),(3)       INSTITUTIONAL CLASS                  1.21%      0.96%
   INSTITUTIONAL CLASS                  0.71%       0.677%(1)           SELECT CLASS                         0.94%      0.66%
   ADVISOR CLASS                        1.41%       1.377%(1)           ADVISOR CLASS                        1.34%      1.14%
-----------------------------------     ---------   --------------    -------------------------------        --------   ------------
   INVESTOR CLASS                       1.41%       1.377%(1)           INVESTOR CLASS                       1.51%      1.31%
   STRONG LARGE CAP CORE FUND
   INVESTOR CLASS                       2.98%       1.967%(1),(3)
------------------------------------------------------------------------------------------------------------------------------------
STRONG INDEX 500 FUND                                                 WF INDEX FUND
   INVESTOR CLASS                       0.79%       0.45%(3)            INVESTOR CLASS (NEW)                 0.88%      0.45%
------------------------------------------------------------------------------------------------------------------------------------
STRONG LARGE CAP GROWTH FUND                                          WF LARGE CAP GROWTH FUND (NEW)
   INVESTOR CLASS                       1.24%       1.207%(1)           INVESTOR CLASS                       1.50%      1.19%
------------------------------------------------------------------------------------------------------------------------------------
STRONG LARGE COMPANY GROWTH FUND                                      WF CAPITAL GROWTH FUND (NEW)
   CLASS K                              1.40%       0.957%(1),(3)       INSTITUTIONAL CLASS
-----------------------------------     ---------   --------------    -------------------------------
   INVESTOR CLASS                       1.81%       1.467%(1),(5)       INVESTOR CLASS                       1.28%      0.94%
                                                                                                             --------   ------------
STRONG ENDEAVOR FUND INVESTOR CLASS     2.12%       1.967%(1),(3)                                            1.63%      1.42%
------------------------------------------------------------------------------------------------------------------------------------
STRONG MID CAP DISCIPLINED FUND                                       WF MID CAP DISCIPLINED FUND (NEW)
   INVESTOR CLASS                       1.38%       1.347%(1)           INVESTOR CLASS                       1.57%      1.31%
------------------------------------------------------------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND                                               WF OPPORTUNITY FUND (NEW)
   ADVISOR CLASS                        1.60%       1.567%(1)           ADVISOR CLASS                        1.31%      1.29%
   INVESTOR CLASS                       1.41%       1.377%(1)           INVESTOR CLASS                       1.48%      1.35%
   CLASS K                              1.39%       1.167%(1), (3)      INSTITUTIONAL CLASS                  1.13%      1.04%
------------------------------------------------------------------------------------------------------------------------------------
STRONG OVERSEAS FUND                                                  WF OVERSEAS FUND (NEW)
   INVESTOR CLASS                       1.91%       1.467%(1), (3)      INVESTOR CLASS                       1.80%      1.46%
   INSTITUTIONAL CLASS                  4.85%       4.817%(1)           SELECT CLASS                         1.23%      0.95%
------------------------------------------------------------------------------------------------------------------------------------
STRONG SMALL COMPANY VALUE FUND                                       WF SMALL CAP DISCIPLINED FUND (NEW)
   INVESTOR CLASS                       1.69%       1.657%(1), (3)      INVESTOR CLASS                       1.81%      1.61%
------------------------------------------------------------------------------------------------------------------------------------
STRONG SMALL/MID CAP VALUE FUND                                       WF SMALL/MID CAP VALUE FUND (NEW)
   INVESTOR CLASS                       2.03%       1.967%(1), (3)      INVESTOR CLASS                       2.23%      1.62%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND                                            WF CORPORATE BOND FUND  (NEW)
   ADVISOR CLASS                        1.19%       1.19%(1)            ADVISOR CLASS                        1.09%      1.00%
   INVESTOR CLASS                       1.08%       1.08%(1)            INVESTOR CLASS                       1.26%      1.03%
   INSTITUTIONAL CLASS                  0.66%       0.66%(1)            SELECT CLASS                         0.64%      0.61%
------------------------------------------------------------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND                                     WF GOVERNMENT SECURITIES FUND  (NEW)
   ADVISOR CLASS                        1.18%       1.18%(1)            ADVISOR CLASS                        1.02%      0.95%
   INVESTOR CLASS                       1.10%       1.10%(1)            INVESTOR CLASS                       1.19%      1.05%
   CLASS C                              2.05%       2.05%(1)            CLASS C                              1.77%      1.70%
   INSTITUTIONAL CLASS                  0.52%       0.52%(1)            SELECT CLASS                         0.57%      0.48%
------------------------------------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND                                           WF HIGH INCOME FUND  (NEW)
   ADVISOR CLASS                        1.20%       1.20%(1)            ADVISOR CLASS                        1.15%      0.91%
   INVESTOR CLASS                       0.91%       0.91%(1)            INVESTOR CLASS                       1.32%      0.86%
   INSTITUTIONAL CLASS                  0.47%       0.47%(1)            SELECT CLASS                         0.75%      0.43%
------------------------------------------------------------------------------------------------------------------------------------
STRONG INTERMEDIATE MUNICIPAL BOND FUND                               WF INTERMEDIATE TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
   INVESTOR CLASS                                  1.15%    1.15%(1)        INVESTOR CLASS (NEW)                 1.34%      0.75%
------------------------------------------------------------------------------------------------------------------------------------
STRONG MINNESOTA TAX-FREE FUND                                           WF MINNESOTA TAX-FREE FUND
   INVESTOR CLASS                                  2.24%    2.24%           CLASS Z (NEW)                        1.23%      0.78%
   CLASS C                                         3.11%    2.50%(2)        CLASS C (NEW)                        1.81%      1.60%
------------------------------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND                                              WF SHORT-TERM BOND FUND  (NEW)
   INSTITUTIONAL CLASS                             0.53%    0.53%(1)        SELECT CLASS                         0.63%      0.48%
   ADVISOR CLASS                                   1.19%    1.19%(1)        ADVISOR CLASS                        1.08%      0.85%
---------------------------------------------     -------   -----------  ----------------------------------      -------    --------
   INVESTOR CLASS                                  1.00%    1.00%(1)
STRONG SHORT-TERM INCOME FUND                                               INVESTOR CLASS                       1.25%      0.90%
   INVESTOR CLASS                                  1.44%    1.44%(1)
------------------------------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD BOND FUND                                   WF SHORT-TERM HIGH YIELD BOND FUND
                                                                         (NEW)
   ADVISOR CLASS                                   1.19%    1.19%(1)        ADVISOR CLASS                        1.16%      1.10%
   INVESTOR CLASS                                  0.91%    0.91%(1)        INVESTOR CLASS                       1.33%      0.86%
------------------------------------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND                                    WF SHORT-TERM MUNICIPAL BOND FUND
                                                                         (NEW)
   CLASS C                                         1.84%    1.84%(1)        CLASS C                              1.72%      1.60%
---------------------------------------------     -------   -----------  ----------------------------------      -------    --------
   INVESTOR CLASS                                  0.69%    0.69%(1)
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND                                                                      1.14%      0.66%
   INVESTOR CLASS                                  0.75%    0.75%(1)        INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM INCOME FUND                                      WF ULTRA SHORT-TERM INCOME FUND (NEW)
   ADVISOR CLASS                                   1.15%    1.15%(1)        ADVISOR CLASS                        1.02%      0.80%
   INVESTOR CLASS                                  0.89%    0.89%(1)        INVESTOR CLASS                       1.19%      0.84%
   INSTITUTIONAL CLASS                             0.40%    0.40%(1)        SELECT CLASS                         0.57%      0.35%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND                            WF ULTRA SHORT-TERM MUNICIPAL INCOME
                                                                         FUND (NEW)
   ADVISOR CLASS                                   1.16%    1.16%(1)        ADVISOR CLASS
   INVESTOR CLASS                                  0.75%    0.75%(1)        INVESTOR CLASS                       0.97%      0.80%
   INSTITUTIONAL CLASS                             0.40%    0.40%(1)        SELECT CLASS                         1.14%      0.72%
                                                                                                                 0.52%      0.37%
------------------------------------------------------------------------------------------------------------------------------------
STRONG WISCONSIN TAX-FREE FUND                                           WF WISCONSIN TAX-FREE FUND (NEW)
   INVESTOR CLASS                                  1.16%    0.75%(1),(2)    INVESTOR                             1.35%      0.75%
   CLASS C                                         2.03%    2.03%(1)        CLASS                                1.93%      1.49%
                                                                            CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND                                               WF HERITAGE MONEY MARKET FUND (NEW)
   ADVISOR CLASS                                   0.55%    0.55%           ADMINISTRATOR CLASS                  0.41%      0.38%
   INVESTOR CLASS                                  0.71%    0.71%
---------------------------------------------     -------   -----------  ----------------------------------      -------    --------
   INSTITUTIONAL CLASS                             0.28%    0.28%           INSTITUTIONAL CLASS                  0.29%      0.18%
------------------------------------------------------------------------------------------------------------------------------------
STRONG MONEY MARKET FUND                                                 WF MONEY MARKET FUND
   INVESTOR CLASS                                  1.01%    0.65%(2)        INVESTOR CLASS                       1.00%      0.65%
------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND                                       WF MUNICIPAL MONEY MARKET FUND (NEW)
   INVESTOR CLASS                                  0.65%    0.65%           INVESTOR CLASS                       1.10%      0.64%
------------------------------------------------------------------------------------------------------------------------------------
STRONG FL MUNICIPAL MONEY MARKET FUND                                    WF NATIONAL TAX-FREE MONEY MARKET FUND
   INVESTOR CLASS                                  0.73%    0.50%(2)        ADMINISTRATOR CLASS (NEW)
STRONG TAX-FREE MONEY FUND                                                                                       0.38%      0.30%
   INVESTOR CLASS                                  0.58%    0.58%
------------------------------------------------------------------------------------------------------------------------------------
LIFE STAGE SERIES
------------------------------------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES - AGGRESSIVE PORTFOLIO    1.93%    1.45%(3)     WF LIFE STAGE - AGGRESSIVE PORTFOLIO
                                                                         (NEW)                                   2.14%      1.45%
------------------------------------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES - CONSERVATIVE PORTFOLIO  1.75%    1.25%(3)     WF LIFE STAGE - CONSERVATIVE PORTFOLIO
                                                                         (NEW)                                   1.87%      1.25%
------------------------------------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES - MODERATE PORTFOLIO      1.73%    1.35%(3)     WF LIFE STAGE - MODERATE PORTFOLIO
                                                                         (NEW)                                   1.91%      1.35%
------------------------------------------------------------------------------------------------------------------------------------

(1) PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS, SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES OF A SPECIFIED AMOUNT FROM MAY 21, 2004 UNTIL MAY 21, 2005. FOR THE FUNDS LISTED BELOW, THIS WAIVER IS NOT REFLECTED BECAUSE THE EXPENSE RATIO SHOWN IS AS OF A DATE PRIOR TO MAY 21, 2004. IF THIS WAIVER WERE REFLECTED, THE NET EXPENSE RATIO WOULD HAVE BEEN AS FOLLOWS:

              Strong Corporate Bond Fund
              ADVISOR CLASS                                        1.157%
              INVESTOR CLASS                                       1.047%
              INSTITUTIONAL CLASS                                  0.627%
              Strong Government Securities Fund
              ADVISOR CLASS                                        1.155%
              INVESTOR CLASS                                       1.075%

              INSTITUTIONAL CLASS                                  2.025%
              CLASS C                                              0.495%
              Strong High-Yield Bond Fund
              ADVISOR CLASS                                        1.175%
              INVESTOR CLASS                                       0.885%
              INSTITUTIONAL CLASS                                  0.445%
              Strong Intermediate Municipal Bond Fund
              INVESTOR CLASS                                       1.14%
              Strong Short-Term Bond Fund
              INSTITUTIONAL CLASS                                  0.497%
              ADVISOR CLASS                                        1.157%
              INVESTOR CLASS                                       0.967%
              Strong Short-Term Income Fund
              INVESTOR CLASS                                       1.43%
              Strong Short-Term High Yield Bond Fund
              ADVISOR CLASS                                        1.157%
              INVESTOR CLASS                                       0.877%
              Strong Short-Term Municipal Fund
              CLASS C                                              1.83%
              INVESTOR CLASS                                       0.68%
              Strong Short-Term High Yield Municipal Fund
              INVESTOR CLASS                                       0.74%
              Strong Ultra Short-Term Income Fund
              ADVISOR CLASS                                        1.117%
              INVESTOR CLASS                                       0.857%
              INSTITUTIONAL CLASS                                  0.367%
              Strong Ultra Short-Term Municipal Income
              Fund
              ADVISOR CLASS                                        1.15%
              INVESTOR CLASS                                       0.74%
              INSTITUTIONAL CLASS                                  0.39%
              Strong Wisconsin Tax-Free Fund
              INVESTOR CLASS                                       0.74%
              CLASS C                                              2.02%

(2) SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES THROUGH MARCH 1, 2006 TO MAINTAIN THE NET EXPENSE RATIO SHOWN, EXCEPT TO THE EXTENT SUCH NET EXPENSE RATIO REFLECTS WAIVERS AND ABSORPTIONS AT THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS.

(3) SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES THROUGH MAY 1, 2006 TO MAINTAIN THE NET EXPENSE RATIO SHOWN, EXCEPT TO THE EXTENT SUCH NET EXPENSE RATIO REFLECTS WAIVERS AND ABSORPTIONS AT THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS.

(4) FUNDS MANAGEMENT HAS CONTRACTUALLY AGREED TO WAIVE FEES AND/OR REIMBURSE EXPENSES THROUGH APRIL 30, 2007 TO MAINTAIN THE NET EXPENSE RATIO SHOWN.

(5) SCM HAS CONTRACTUALLY AGREED TO WAIVE MANAGEMENT FEES AND/OR ABSORB EXPENSES FOR AN INDEFINITE PERIOD OF TIME TO KEEP TOTAL ANNUAL OPERATING EXPENSES OF THE INVESTOR CLASS SHARES OF THE STRONG LARGE COMPANY GROWTH FUND AT NO MORE THAN 1.50%. THIS CONTRACT MAY ONLY BE TERMINATED BY THE BOARD, BUT NOT BEFORE MAY 1, 2006.

      Funds Management has contractually agreed to maintain the PRO FORMA Net Expense Ratio shown for each of the Acquiring Funds through at least April 30, 2007. These contractual net expense ratios for the Acquiring Funds renew automatically upon expiration of the contractual commitment period unless terminated, and net expense ratios can only be increased upon approval by the Wells Fargo Fund's Board of Trustees.

      For some classes of some of the Strong Funds, as noted above in the table, SCM or its affiliates have also contractually agreed to waive fees and/or reimburse certain expenses to maintain a specified Net Expense Ratio. The Investor Class shares of the Strong Large Company Growth Fund have a contractual net expense ratio that renews automatically upon expiration of the contractual commitment period, and can only be increased upon approval by the Fund's Board. For contractual waivers other than waivers pursuant to the direction of the Board and certain regulatory settlements, this contractual term expires March 1, 2006, for the fixed income and money market Funds, and May 1, 2006, for the equity Funds and Life Stage Series Portfolios. The contractual waivers pursuant to the direction of the Board and certain regulatory settlements expire on May 21, 2005. In almost all cases, the Strong Fund waivers expire earlier than the term of the contractual commitment Funds Management has made to the Acquiring Funds.

      In addition to the contractual waivers, for a number of the Strong Funds, SCM or its affiliates have also implemented a voluntary expense waiver that reduces the net expenses below a Fund's contractual net expense cap, where applicable, and a Fund's gross expense ratio. It is important to note that these voluntary waivers may be modified, reduced or terminated at any time, in which case a shareholder could potentially pay, to the extent that a

Fund does not have a contractual expense cap in place, up to the gross expense ratios shown. For additional information on these voluntary waivers, see Exhibit A.

      In each of the 76 class Reorganizations listed above, the PRO FORMA Net Expense Ratio of the Acquiring Fund Class is expected to be equal to or lower than the Net Expense Ratio of the corresponding Strong Fund Class. In 41 of the 76 class Reorganizations, the Acquiring Fund Class is expected to have a PRO FORMA Gross Expense Ratio that is lower than the Gross Expense Ratio of the corresponding Strong Fund Class. For some Strong Funds, the contractual waiver pursuant to the direction of the Board and certain regulatory settlements is not reflected, because the expenses shown are for a fiscal period that ended prior to May 21, 2004. If those waivers were reflected, in 75 of the 76 class Reorganizations listed above, the PRO FORMA Net Expense Ratio of the Acquiring Fund Class is expected to be equal to or lower than the Net Expense Ratio of the corresponding Strong Fund Class. Moreover, as noted above, the contractual Net Expense Ratios for the Acquiring Funds are committed through April 30, 2007, renew automatically upon expiration, and can only be increased upon approval by the Wells Fargo Fund's Board of Trustees.

      For further discussion regarding the Board's consideration of the gross and net operating expense ratios of the Funds in approving the Reorganization, see the section entitled "Board Consideration of the Reorganization" in this Prospectus/Proxy Statement.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

      The Wells Fargo Funds that are designated in the Notice of Meeting and the following charts as (NEW) have been created to acquire assets and assume liabilities of one or more Acquired Funds in the Reorganization. They have not yet commenced operations and will not have assets or liabilities until the closing of the Reorganization. Their investment objectives and strategies are substantially similar to those of an Acquired Fund. The other Wells Fargo Funds have commenced operations and, accordingly, have portfolio securities and previously established investment objectives and strategies.

      In general, in light of similarities of investment objectives and strategies among the various pairings of Acquired Funds and Acquiring Funds, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities due to incompatible investment objectives or strategies. The portfolio managers of the Acquired Funds may, however, sell some appreciated holdings to take advantage of capital loss carryforwards and may otherwise engage in some degree of portfolio repositioning.

      The Strong Funds have investment objectives that are classified as fundamental, which means that they cannot be changed without shareholder approval. The Wells Fargo Funds have investment objectives that are classified as non-fundamental, which means that the Wells Fargo Funds Board of Trustees can change them without shareholder approval. Thus, the Reorganization will result in a change in the Strong Fund shareholders' right to vote to approve changes to the investment objectives of their Fund. With respect to other investment policies, the Strong Funds and the Wells Fargo Funds have substantially similar fundamental and non-fundamental investment policies.

      Unlike other Acquired Funds and Acquiring Funds involved in the Reorganization, the Strong Index 500 Fund, Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series - Conservative Portfolio, Strong Life Stage Series - Moderate Portfolio, and WF Index Fund does not, and the WF Life Stage Portfolios will not, invest directly in portfolio securities. Rather, the Strong Index 500 Fund invests in an unaffiliated mutual fund that has the same objectives and strategies as the Strong Index 500 Fund. The WF Index Fund invests in a corresponding portfolio of Wells Fargo Master Trust that has the same investment objective and strategies as those of the WF Index Fund. The Strong Life Stage Series Portfolios invest in various Strong Funds, and the WF Life Stage Portfolios will invest in multiple portfolios of the Wells Fargo Master Trust, as described below and in Exhibit B.

      The following charts compare the investment objective and principal investment strategies of each Strong Fund and its corresponding Acquiring Fund, and describe the key differences between the Funds. Acquiring Fund names, objectives and principal strategies are in BOLD type. The charts are presented in summary form and, therefore, do not contain all of the information that you should consider before voting on the Reorganization. A more detailed comparison of the Funds' investment objectives, strategies and other investment policies can be found in Exhibit B. You also can find additional information about a specific Fund's investment strategies and investment policies in its SAI. For more complete information, please read this entire document.

----------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund   Seeks capital growth.      The Fund invests at least 80%     o        The two Funds have
                                                      of its assets in equity                    substantially similar
                                                      securities from companies                  investment objectives,
                                                      incorporated in Asia or the                principal strategies and
                                                      Pacific Basin (excluding the               investment policies, and invest
                                                      U.S.).  The Fund's manager                 in substantially similar
                                                      looks for companies with                   investments, except that they
                                                      potential for above-average                are allowed to apply different
                                                      sales and earnings growth,                 criteria to determining an
                                                      overall financial strength,                issuer's economic ties to
                                                      competitive advantages, and                Asia/Pacific Basin, as
                                                      capable management.                        described in Exhibit B.
--------------------------------------------------------------------------------------
WF ASIA PACIFIC FUND       SEEKS LONG-TERM CAPITAL    THE PRINCIPAL STRATEGIES OF THE
(NEW)                      APPRECIATION.              FUND ARE SUBSTANTIALLY SIMILAR
                                                      TO THOSE OF THE STRONG ASIA
                                                      PACIFIC FUND.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Balanced Fund       Seeks high total return    The Fund invests between 30%         o     The WF Balanced Fund invests
                           consistent with            and 70% of its assets in stocks            60% of its assets in stocks and
                           reasonable risk over the   and between 30% and 70% of its             40% of its assets in bonds,
                           long term.                 assets in bonds. The Fund's                whereas the Strong Balanced
                                                      equity manager focuses                     Fund invests between 30% and
                                                      primarily on stocks of                     70% of its assets in stocks and
                                                      large-capitalization,                      between 30% and 70% of its
                                                      dividend-paying U.S. companies             assets in bonds.
                                                      that offer the potential for         o     The WF Balanced Fund, unlike
                                                      capital growth, and attempts to            the Strong Balanced Fund, does
                                                      strike a balance between an                not necessarily focus primarily
                                                      investment's growth and income             on large-capitalization,
                                                      prospects and its potential                dividend paying U.S. companies.
                                                      risks. The Fund's bond               o     The WF Balanced Fund invests a
                                                      portfolio consists primarily of            lower percentage of its assets
                                                      investment-grade bonds of                  (up to 10%) in below
                                                      intermediate duration,                     investment-grade securities as
                                                      including U.S. Government and              compared to the Strong Balanced
                                                      agency, corporate and                      Fund (up to 35%).
                                                      mortgage-backed securities.          o     The WF Balanced Fund may invest
                                                      The Fund may invest up to 25%              up to 25% of its assets in
                                                      of its assets in foreign                   foreign securities through ADRs
                                                      securities. The Fund may also              and similar investments,
                                                      invest up to 35% in below                  whereas the Strong Balanced
                                                      investment-grade securities.               Fund may invest up to 25% of
                                                      Although the Fund may invest in            its assets directly or
                                                      any economic sector, at times              indirectly in foreign
                                                      it may emphasize one or more               securities.
                                                      particular sectors.
---------------------------------------------------------------------------------------
WF BALANCED FUND (NEW)     SEEKS A COMBINATION OF     THE FUND INVESTS 60% OF ITS
                           CAPITAL APPRECIATION AND   ASSETS IN STOCKS AND 40% OF ITS
                           CURRENT INCOME.            ASSETS IN BONDS. THE FUND MAY
                                                      INVEST UP TO 10% OF ITS ASSETS
                                                      IN BELOW INVESTMENT-GRADE DEBT
                                                      SECURITIES (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P). THE FUND MAY INVEST
                                                      UP TO 25% OF ITS ASSETS IN
                                                      FOREIGN SECURITIES THROUGH ADRS
                                                      AND SIMILAR INVESTMENTS.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                    KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond      Seeks total return by      The Fund invests at least 80%           o    The two Funds have
Fund                       investing for a high       of its assets in bonds issued                substantially similar
                           level of current income    by corporations or similar                   investment objectives,
                           with a moderate degree     entities. The Fund invests at                principal strategies and
                           of share-price             least 75% of its assets in                   investment policies, and invest
                           fluctuation.               investment-grade debt                        in substantially similar
                                                      obligations. The Fund may                    investments, except that the WF
                                                      invest up to 25% of its assets               Corporate Bond Fund may invest
                                                      in lower-quality, high-yield                 up to 25% of its assets in
                                                      bonds (commonly referred to as               dollar-denominated debt
                                                      junk bonds). The Fund may also               securities of foreign issuers,
                                                      invest up to 30% of its assets               whereas the Strong Corporate
                                                      in foreign securities.  The                  Bond Fund may invest up to 30%
                                                      Fund's average effective                     of its assets in foreign
                                                      maturity will normally be                    securities.
                                                      between seven and twelve years.
----------------------------------------------------------------------------------------------------------------------------------
WF CORPORATE BOND FUND     SEEKS CURRENT INCOME       THE FUND INVESTS AT LEAST 80%
(NEW)                      WHILE MAINTAINING          OF ITS ASSETS IN DEBT
                           PROSPECTS FOR CAPITAL      SECURITIES OF CORPORATIONS, AND
                           APPRECIATION.              UP TO 25% OF ITS ASSETS IN
                                                      BELOW INVESTMENT-GRADE DEBT
                                                      SECURITIES (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P). THE FUND MAY INVEST
                                                      UP TO 25% OF ITS ASSETS IN
                                                      DOLLAR-DENOMINATED DEBT
                                                      SECURITIES OF FOREIGN ISSUERS.
                                                      THE FUND'S AVERAGE EFFECTIVE
                                                      MATURITY WILL NORMALLY BE
                                                      BETWEEN SEVEN AND TWELVE YEARS.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                  PRINCIPAL STRATEGIES                 KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Discovery Fund      Seeks capital growth.      The Fund may invest 100% of its       o   The WF Discovery Fund may
                                                      assets in stocks or debt                  invest up to 25% of its assets
                                                      securities. The Fund invests in           in foreign securities through
                                                      securities that its managers              ADRs and similar investments,
                                                      believe offer attractive                  whereas the Strong Discovery
                                                      opportunities for growth. The             Fund may invest up to 25% of
                                                      Fund may invest up to 25% of its          its assets directly or
                                                      assets in foreign securities.             indirectly in foreign
                                                      The Fund usually invests in a             securities.
                                                      diversified portfolio of common
                                                      stocks from small- and
                                                      medium-capitalization companies.
                                                      Although the Fund may invest in
                                                      any economic sector, at times it
                                                      may emphasize one or more
                                                      particular sectors.
------------------------------------------------------------------------------------------
WF DISCOVERY FUND (NEW)    SEEKS LONG-TERM CAPITAL    THE FUND INVESTS AT LEAST 80%
                           APPRECIATION.              OF ITS ASSETS IN SECURITIES OF
                                                      SMALL- AND MEDIUM-
                                                      CAPITALIZATION COMPANIES, WHICH
                                                      ARE DEFINED AS THOSE WITH
                                                      MARKET CAPITALIZATIONS EQUAL TO
                                                      OR LOWER THAN THE COMPANY WITH
                                                      THE LARGEST MARKET
                                                      CAPITALIZATION IN THE RUSSELL
                                                      MIDCAP(R) INDEX (WHICH WAS $513
                                                      MILLION TO  $13.84 BILLION AS
                                                      OF JUNE 30, 2004 AND IS
                                                      EXPECTED TO CHANGE FREQUENTLY),
                                                      AT THE TIME OF INVESTMENT.  THE
                                                      FUND MAY INVEST UP TO 25% OF
                                                      ITS ASSETS IN FOREIGN
                                                      SECURITIES THROUGH ADRS AND
                                                      SIMILAR INVESTMENTS.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES               PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Dividend            Seeks total return by    The Fund invests at least 80% of   o        The WF Dividend Income Fund
Income Fund                investing for both       its assets in large- and                    seeks above-average dividend
                           income and capital       medium-capitalization,                      income and long-term capital
                           growth.                  dividend-paying, common stocks.             appreciation, which is
                                                    To select investments for the               substantially similar to the
                                                    Fund, the managers focus on                 objectives of the Strong
                                                    companies that are expected to              Dividend Income Fund and the
                                                    grow over time as well as stocks            Strong Energy Fund, but
                                                    that do not pay dividends                   differs from that of the
                                                    currently, but offer prospects              Strong Dow 30 Value Fund,
                                                    for capital growth and future               which seeks capital growth
                                                    dividend payments.  The Fund may            (without regard to income).
                                                    invest up to 30% of its assets     o        The WF Dividend Income Fund,
                                                    in foreign securities.  Although            like the Strong Dividend
                                                    the Fund may invest in any                  Income Fund and the Strong
                                                    economic sector, at times it may            Energy Fund, invests in equity
                                                    emphasize one or more particular            securities of large- and
                                                    sectors.                                    medium-capitalization
--------------------------------------------------------------------------------------          companies without focusing on
Strong Energy Fund         Seeks total return by    The Fund invests at least 80% of            a particular group of
                           investing for capital    its assets in the equity                    companies, whereas the Strong
                           growth and income.       securities of companies involved            Dow 30 Value Fund invests in
                                                    in the discovery, development,              equity securities of the 30
                                                    production, generation,                     blue-chip companies that make
                                                    transmission, refinement,                   up the DJIA.
                                                    measurement, or distribution of    o        The WF Dividend Income Fund,
                                                    energy. It focuses on large-                unlike the Strong Energy Fund,
                                                    and medium-capitalization                   is not required to invest at
                                                    companies that pay current                  least 80% of its assets in
                                                    dividends and whose earnings are            energy companies.
                                                    expected to improve.  The Fund
                                                    may invest up to 25% of its
                                                    assets in foreign securities.
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

----------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES               PRINCIPAL STRATEGIES               KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Dow 30 Value Fund   Seeks capital growth.    The Fund invests in the 30         o        The WF Dividend Income Fund,
                                                    blue-chip companies that make up            unlike the Strong Dow 30 Value
                                                    the Dow Jones Industrial Average            Fund, is not required to
                                                    (DJIA). The Fund indexes half               invest in each of the 30
                                                    of its assets to the DJIA                   blue-chip companies that make
                                                    maintaining price-weighted                  up the DJIA on a price-weighted
                                                    positions in each of the 30 DJIA            basis or otherwise.
                                                    company's securities.  The Fund    o        The WF Dividend Income Fund
                                                    invests between 30% and 50% of              actively manages all of its
                                                    its assets in certain securities            assets, whereas the Strong Dow
                                                    of the DJIA using valuation                 30 Value Fund actively manages
                                                    measures that help identify                 half of its assets and indexes
                                                    those stocks in the DJIA that               the other half to the DJIA.
                                                    appear to offer the greatest       o        The WF Dividend Income Fund,
                                                    potential for gains.  In                    like the Strong Dividend Income
                                                    addition, the Fund invests up to            Fund and the Strong Energy Fund,
                                                    20% of its assets in cash and               focus on stocks that pay current
                                                    short-term investment-grade                 dividends, whereas the Strong
                                                    fixed-income securities.                    Dow 30 Value Fund invests in
                                                    Generally, the Fund does not                each of the 30 DJIA company's
                                                    have a position in any company              securities without regard to
                                                    greater than 10% of its assets.             their dividend histories or
                                                    Because the Fund retains                    prospects.
                                                    flexibility to invest in a         o        The WF Dividend Income Fund may
                                                    relatively small number of                  invest up to 25% of its assets
                                                    stocks, it is also considered to            in foreign securities through
                                                    be non-diversified.  Although               ADRs and similar investments,
                                                    the Fund may invest in any                  whereas the Strong Dividend
                                                    economic sector, at times it may            Income Fund may invest up to 30%
                                                    emphasize one or more particular            of its assets directly or
                                                    sectors.                                    indirectly in foreign
-------------------------------------------------------------------------------------           securities, the Strong Energy
WF DIVIDEND INCOME         SEEKS ABOVE-AVERAGE      THE FUND INVESTS AT LEAST 80% OF            Fund may invest up to 25% of its
FUND (NEW)                 DIVIDEND INCOME AND      ITS ASSETS IN DIVIDEND-PAYING               assets directly or indirectly in
                           LONG-TERM CAPITAL        SECURITIES. THE FUND MAY INVEST             foreign securities and the
                           APPRECIATION.            UP TO 25% OF ITS ASSETS IN                  Strong Dow 30 Value Fund does
                                                    FOREIGN SECURITIES THROUGH ADRS             not invest in foreign
                                                    AND SIMILAR INVESTMENTS.                    securities.
                                                                                       o        The WF Dividend Income Fund is a
                                                                                                diversified fund, which means it
                                                                                                is more limited in the amount it
                                                                                                may invest in any one issuer,
                                                                                                whereas the Strong Dow 30 Value
                                                                                                Fund is non-diversified.

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

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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Enterprise Fund     Seeks capital growth.      The Fund invests at least 80%     o        The WF Enterprise Fund invests
                                                      of its assets in equity                    at least 80% of its assets in
                                                      securities. The Fund invests               securities of
                                                      in equity securities of small-             medium-capitalization
                                                      and medium-capitalization                  companies, whereas the Strong
                                                      companies, though it may invest            Enterprise Fund invests at
                                                      in companies of any size. It               least 80% in equity securities,
                                                      focuses on companies that the              focusing on small- and medium-
                                                      manager believes are positioned            capitalization companies.
                                                      for rapid growth of revenue and   o        The WF Enterprise Fund may
                                                      earnings. The Fund may also                invest up to 25% of its assets
                                                      invest up to 25% of its assets             in foreign securities through
                                                      in foreign securities.                     ADRs and similar investments,
                                                      Although the Fund may invest in            whereas the Strong Enterprise
                                                      any economic sector, at times              Fund may invest up to 25% of
                                                      it may emphasize one or more               its assets directly or
                                                      particular sectors.                        indirectly in foreign securities.
---------------------------------------------------------------------------------------
WF ENTERPRISE FUND (NEW)   SEEKS LONG-TERM CAPITAL    THE FUND INVESTS AT LEAST 80%
                           APPRECIATION.              OF ITS ASSETS IN SECURITIES OF
                                                      MEDIUM-CAPITALIZATION
                                                      COMPANIES, WHICH ARE DEFINED AS
                                                      THOSE WITH MARKET CAPITALIZATIONS
                                                      WITHIN THE RANGE OF COMPANIES
                                                      COMPRISING THE RUSSELL MIDCAP(R)
                                                      INDEX (WHICH WAS $513 MILLION TO
                                                      $13.84 BILLION AS OF JUNE 30, 2004
                                                      AND IS EXPECTED TO CHANGE
                                                      FREQUENTLY). THE FUND MAY INVEST
                                                      UP TO 25% OF ITS ASSETS IN FOREIGN
                                                      SECURITIES THROUGH ADRS AND
                                                      SIMILAR INVESTMENTS.
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

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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Florida Municipal   Seeks federal tax-exempt   The Fund is managed to provide    o        Each Fund seeks federal
Money Market Fund          current income, a stable   attractive yields and a stable             tax-exempt current income, but
                           share price, and daily     share price of $1.00.  The Fund            the Strong Florida Municipal
                           liquidity, with shares     invests at least 80% of its                Money Market Fund also seeks to
                           exempt from the Florida    assets in high-quality,                    be exempt from the Florida
                           intangible personal        short-term debt securities                 intangible personal property
                           property tax.              whose income is exempt from                tax.
                                                      federal and Florida personal      o        The shares of the WF National
                                                      income tax, if any.  The Fund              Tax-Free Money Market Fund are
                                                      invests primarily in securities            not expected to be exempt from
                                                      issued by any state and its                the Florida intangible personal
                                                      municipalities, but may invest             property tax, whereas the
                                                      substantially in securities                shares of the Strong Florida
                                                      issued by Florida and its                  Municipal Money Market Fund are
                                                      municipalities. It is expected             expected to be exempt from such
                                                      that the Fund's shares will be             tax.
                                                      exempt from the Florida           o        The WF National Tax-Free Money
                                                      intangible personal property               Market Fund may invest in
                                                      tax.  The Fund invests in                  municipal securities rated in
                                                      securities whose income may be             the four highest categories by
                                                      subject to the AMT.                        nationally-recognized
---------------------------------------------------------------------------------------          statistical rating organizations
Strong Tax-Free Money      Seeks federal tax-exempt   The Fund is managed to provide a           ("NRSROs") and unrated
Fund                       current income, a stable   stable share price of $1.00. The           securities deemed to be of
                           share price, and daily     Fund invests at least 80% of its           comparable quality, which
                           liquidity.                 assets in short-term, high-quality         includes medium credit quality
                                                      municipal obligations whose                securities, whereas the Strong
                                                      interest is exempt from federal            Florida Municipal Money Market
                                                      income tax, including the federal          Fund and the Strong Tax-Free
                                                      AMT. Although the Fund expects to          Money Fund invest primarily in
                                                      invest substantially all of its            high-quality, short-term debt
                                                      assets in obligations that are             securities. The Strong Florida
                                                      exempt from federal income tax,            Municipal Money Market Fund also
                                                      including the federal AMT, the             may invest substantially in
                                                      Fund may invest up to 20% of its           securities issued by Florida and
                                                      assets in taxable securities of            its municipalities with income
                                                      comparable quality to its                  exempt from federal and Florida
                                                      investments in municipal                   personal income tax.
                                                      obligations, including U.S.
                                                      Government securities, bank and
                                                      corporate obligations, and
                                                      short-term, fixed income
                                                      securities. The Fund may also
                                                      invest any amount in cash or
                                                      taxable cash equivalents to the
                                                      extent the manager cannot obtain
                                                      suitable obligations that are
                                                      exempt from federal income tax,
                                                      including the federal AMT. The
                                                      Fund anticipates that
                                                      substantially all of the income
                                                      that it pays will be exempt from
                                                      federal income tax, including the
                                                      federal AMT.
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

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     FUND NAMES            OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
WF NATIONAL TAX-FREE       SEEKS CURRENT INCOME       THE FUND INVESTS IN               o        The Strong Florida Municipal
MONEY MARKET FUND          EXEMPT FROM FEDERAL        INVESTMENT-GRADE MUNICIPAL                 Money Market Fund may invest
                           INCOME TAX.                SECURITIES. THE FUND INVESTS               any percentage of its assets in
                                                      AT LEAST 80% OF ITS ASSETS IN              securities whose income may be
                                                      MUNICIPAL SECURITIES THAT PAY              subject to the federal AMT, but
                                                      INTEREST EXEMPT FROM FEDERAL               the Strong Tax-Free Money Fund
                                                      INCOME TAX, INCLUDING THE                  and the WF National Tax-Free
                                                      FEDERAL AMT.  WHILE THE FUND               Money Market Fund invest
                                                      RESERVES THE RIGHT TO INVEST UP            primarily in securities whose
                                                      TO 20% OF ITS ASSETS IN                    interest is exempt from federal
                                                      MUNICIPAL OBLIGATIONS THAT PAY             income tax, including the
                                                      INTEREST SUBJECT TO FEDERAL                federal AMT.
                                                      INCOME TAX OR FEDERAL AMT,        o        The WF National Tax-Free Money
                                                      BEGINNING JANUARY 1, 2005,                 Market Fund may invest up to
                                                      UNDER NORMAL MARKET CONDITIONS,            35% of its assets in issuers
                                                      THE FUND INTENDS TO AVOID                  located in a single sate and
                                                      INVESTING IN MUNICIPAL                     the Strong Florida Municipal
                                                      OBLIGATIONS THAT PAY INTEREST              Money Market Fund may invest
                                                      SUBJECT TO FEDERAL AMT.  THE               substantially in securities
                                                      FUND MAY INVEST IN MUNICIPAL               issued by Florida and its
                                                      SECURITIES RATED IN THE FOUR               municipalities, whereas the
                                                      HIGHEST CREDIT CATEGORIES BY               Strong Tax-Free Money Fund does
                                                      NRSROS, AND IN UNRATED                     not have a similar policy
                                                      SECURITIES DEEMED BY THE FUND'S            regarding investments in
                                                      MANAGERS TO BE OF COMPARABLE               issuers of a particular state.
                                                      QUALITY.  THE FUND MAY INVEST
                                                      UP TO 35% OF ITS ASSETS IN
                                                      ISSUERS LOCATED IN A SINGLE
                                                      STATE.
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

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     FUND NAMES            OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Government          Seeks total return by      The Fund invests at least 80%     o        The principal difference
Securities Fund            investing for a high       of its assets in higher-quality            between the WF Government
                           level of current income    bonds (E.G., bonds rated A and             Securities Fund and the Strong
                           with a moderate degree     higher by S&P) issued by the               Government Securities Fund is
                           of share-price             U.S. Government or its                     that the WF Government
                           fluctuation.               agencies.  The Fund may also               Securities Fund is not
                                                      invest up to 20% of its assets             permitted to invest in foreign
                                                      in U.S. dollar-denominated                 securities, whereas the Strong
                                                      foreign securities.  The Fund's            Government Securities Fund may
                                                      average effective maturity will            invest up to 20% of its assets
                                                      normally be between three and              in U.S. dollar-denominated
                                                      fifteen years.                             foreign securities.
--------------------------------------------------------------------------------------- o        The WF Government Securities
WF GOVERNMENT SECURITIES   SEEKS CURRENT INCOME.      THE FUND INVESTS AT LEAST 80%              Fund principally invests in
FUND (NEW)                                            OF ITS ASSETS IN U.S.                      bonds rated BBB and higher by
                                                      GOVERNMENT OBLIGATIONS AND                 S&P, whereas the Strong
                                                      REPURCHASE AGREEMENTS                      Government Securities Fund
                                                      COLLATERALIZED BY U.S.                     principally invests in bonds
                                                      GOVERNMENT OBLIGATIONS.  THE               rated A and higher by S&P.
                                                      FUND INVESTS PRINCIPALLY IN
                                                      INVESTMENT-GRADE (E.G., RATED
                                                      BBB AND HIGHER BY S&P) U.S.
                                                      GOVERNMENT OBLIGATIONS.  THE
                                                      FUND'S AVERAGE EFFECTIVE
                                                      MATURITY WILL NORMALLY BE
                                                      BETWEEN THREE AND FIFTEEN YEARS.
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

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     FUND NAMES           OBJECTIVES                  PRINCIPAL STRATEGIES              KEY DIFFERENCES
----------------------------------------------------------------------------------------------------------------------------------
Strong Growth Fund        Seeks capital growth.       The Fund invests at least 65%     o        The WF Growth Fund invests at
                                                      of its assets in equity                    least 80% of its assets in
                                                      securities.  The Fund focuses              equity securities, whereas each
                                                      on equity securities of                    of the Strong Funds invests at
                                                      companies that its manager                 least 65% of its assets in
                                                      believes have superior                     equity securities.
                                                      prospects for dynamic growth of   o        The WF Growth Fund will tend to
                                                      revenues and/or earnings                   have substantially more
                                                      relative to earnings, cash                 holdings than the Strong Growth
                                                      flow, or asset value.  The Fund            20 Fund, which focuses on
                                                      focuses on companies that                  stocks of 20 to 30 companies.
                                                      dominate their market, are        o        The WF Growth Fund may invest
                                                      establishing a new market, or              up to 25% of its assets in
                                                      are undergoing dynamic change.             foreign securities through ADRs
                                                      The portfolio can include                  and similar investments,
                                                      stocks of any size. The Fund               whereas each of the Strong
                                                      may invest up to 25% of its                Growth Fund and the Strong
                                                      assets in foreign securities.              Growth 20 Fund may invest up to
                                                      Although the Fund can invest in            25% of its assets directly or
                                                      any economic sector, at times              indirectly in foreign
                                                      it may emphasize one or more               securities.
                                                      particular sectors.
---------------------------------------------------------------------------------------
Strong Growth 20 Fund     Seeks capital growth.       The Fund invests at least 65%
                                                      of its assets in equity
                                                      securities. The Fund focuses on
                                                      equity securities of 20 to 30
                                                      companies that its manager
                                                      believes have favorable prospects
                                                      for above average and sustainable
                                                      growth earnings and revenue. The
                                                      portfolio can include equity
                                                      securities of any size. Although
                                                      the Fund can invest in any
                                                      economic sector, at times it may
                                                      emphasize one or more particular
                                                      sectors. The Fund may invest up to
                                                      25% of its assets in foreign
                                                      securities. Because the Fund
                                                      retains the flexibility to invest
                                                      in a relatively small number of
                                                      stocks, it is also considered to
                                                      be non-diversified.
---------------------------------------------------------------------------------------
WF GROWTH FUND (NEW)      SEEKS LONG-TERM CAPITAL     THE FUND INVESTS AT LEAST 80%
                          APPRECIATION.               OF ITS ASSETS IN EQUITY
                                                      SECURITIES. THE FUND MAY
                                                      INVEST UP TO 25% OF ITS ASSETS
                                                      IN FOREIGN SECURITIES THROUGH
                                                      ADRS AND SIMILAR INVESTMENTS.
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

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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Growth and Income   Seeks high total return    The Fund invests at least 65%     o        The WF Growth and Income Fund,
Fund                       by investing for capital   of its assets in equity                    like the Strong Large Cap Core
                           growth and income.         securities. The Fund focuses               Fund, invests at least 80% of its
                                                      primarily on equity securities             assets in large-capitalization
                                                      of large-capitalization,                   companies, whereas the Strong
                                                      dividend-paying U.S. companies             Growth and Income Fund invests
                                                      that offer the potential for               65% of its assets in equity
                                                      capital growth.  The Fund may              securities without regard to
                                                      invest up to 25% of its assets             capitalization. In addition, the
                                                      in foreign securities.                     WF Growth and Income Fund does
----------------------------------------------------------------------------------------         not focus on dividend-paying U.S.
Strong Large Cap Core      Seeks capital growth.      The Fund invests at least 80%              companies.
Fund                                                  of its assets in equity           o        The WF Growth and Income Fund
                                                      securities of large-                       seeks total return, comprised of
                                                      capitalization companies.                  capital appreciation and current
                                                      Large-capitalization companies             income, which is substantially
                                                      are defined as those companies             similar to the objective of the
                                                      with a market capitalization               Strong Growth and Income Fund,
                                                      substantially similar to that of           but differs from that of the
                                                      companies in the S&P 500 Index at          Strong Large Cap Core Fund,
                                                      the time of investment. The Fund           which seeks capital growth
                                                      also invests in medium-                    (without regard to income).
                                                      capitalization companies. The     o        The WF Growth and Income Fund
                                                      portfolio generally holds 50 or            may invest up to 25% of its
                                                      fewer stocks. The Fund may invest          assets in foreign securities
                                                      up to 25% of its assets in                 through ADRs and similar
                                                      foreign securities.                        investments, whereas each of the
----------------------------------------------------------------------------------------         Strong Growth and Income Fund
WF GROWTH AND INCOME       SEEKS TOTAL RETURN,        THE FUND INVESTS AT LEAST 80%              and the Strong Large Cap Core
FUND (NEW)                 COMPRISED OF LONG-TERM     OF ITS ASSETS IN SECURITIES OF             Fund may invest up to 25% of its
                           CAPITAL APPRECIATION AND   LARGE-CAPITALIZATION COMPANIES,            assets directly or indirectly in
                           CURRENT INCOME.            WHICH IS DEFINED AS COMPANIES              foreign securities.
                                                      WITH MARKET CAPITALIZATIONS OF    o        The WF Growth and Income Fund
                                                      $3 BILLION OR MORE.  THE FUND              will tend to have fewer holdings
                                                      MAY INVEST UP TO 25% OF ITS                (30-40) than the Strong Growth
                                                      ASSETS IN FOREIGN SECURITIES               and Income Fund (which currently
                                                      THROUGH ADRS AND SIMILAR                   holds approximately 110
                                                      INVESTMENTS.                               holdings).
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

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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Heritage Money      Seeks current income, a    The Fund is managed to provide    o        There are no material
Fund                       stable share price, and    attractive yields and a stable             differences between the two
                           daily liquidity.           share price of $1.00.  The Fund            Funds because they have
                                                      invests in a portfolio of                  substantially similar
                                                      high-quality, short-term debt              investment objectives,
                                                      securities issued by                       principal strategies and
                                                      government-sponsored entities,             investment policies, and invest
                                                      corporations, and banks and                in substantially similar
                                                      other financial institutions.              investments, except that the WF
----------------------------------------------------------------------------------------         Heritage Money market Fund will
WF HERITAGE MONEY MARKET   SEEKS CURRENT INCOME,      THE PRINCIPAL STRATEGIES OF THE            place less emphasis than the
FUND (NEW)                 WHILE PRESERVING CAPITAL   FUND ARE SUBSTANTIALLY SIMILAR             Strong Heritage Money Market
                           AND LIQUIDITY.             TO THOSE OF THE STRONG HERITAGE            Fund on investments in
                                                      MONEY FUND.                                securities of government-
                                                                                                 sponsored entities and
                                                                                                 corporations, and the WF
                                                                                                 Heritage Money Market Fund may
                                                                                                 invest without limit in
                                                                                                 securities of foreign issuers.
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

------------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong High-Yield Bond     Seeks total return by      The Fund invests at least 80%     o        The WF High Income Fund seeks
Fund                       investing for a high       of its assets in lower-quality,            total return with a high level
                           level of current income    high-yield bonds of corporate              of current income, whereas the
                           and capital growth.        issuers (E.G., bonds rated from            Strong High-Yield Bond Fund
                                                      BB to C by S&P).  The Fund may             seeks total return by investing
                                                      invest up to 20% of its assets             for a high level of current
                                                      in common stocks and securities            income and capital growth.
                                                      that are convertible into         o        The WF High Income Fund may
                                                      common stocks.  The Fund may               invest up to 30% of its assets
                                                      also invest up to 30% of its               in dollar-denominated debt
                                                      assets in foreign securities.              securities of foreign issuers,
                                                      The Fund may invest up to 10%              whereas the Strong High-Yield
                                                      of its assets in securities                Bond Fund may invest up to 30%
                                                      that are in default at the time            of its assets directly or
                                                      of purchase. The Fund's average            indirectly in foreign
                                                      effective maturity will                    securities.
                                                      normally be between three years
                                                      and ten years.
---------------------------------------------------------------------------------------
WF HIGH INCOME FUND (NEW)  SEEKS TOTAL RETURN WITH    THE FUND INVESTS AT LEAST 80%
                           A HIGH LEVEL OF CURRENT    OF ITS ASSETS IN CORPORATE DEBT
                           INCOME.                    SECURITIES THAT ARE BELOW
                                                      INVESTMENT GRADE (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P). THE FUND MAY INVEST
                                                      UP TO 30% OF ITS ASSETS IN
                                                      DOLLAR-DENOMINATED DEBT
                                                      SECURITIES OF FOREIGN ISSUERS
                                                      AND UP TO 10% OF ITS ASSETS IN
                                                      DEBT SECURITIES THAT ARE IN
                                                      DEFAULT AT THE TIME OF
                                                      PURCHASE. THE FUND'S AVERAGE
                                                      EFFECTIVE MATURITY WILL
                                                      NORMALLY BE BETWEEN THREE AND
                                                      TEN YEARS.
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

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       FUND NAMES          OBJECTIVES               PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Index 500 Fund      Seeks to replicate as    The Fund invests all of its       o        The WF Index Fund may invest a
                           closely as               assets in a separate mutual                smaller percentage of its
                           practicable, before      fund, called the S&P 500 Index             assets in securities that
                           fees and expenses, the   Master Portfolio ("Master                  replicate the holdings of the
                           capitalization-weighted  Portfolio"), a series of Master            S&P 500 Index (at least 80%) as
                           total rate of return     Investment Portfolio that has a            compared with the Strong Index
                           of that portion of the   substantially similar                      500 Fund (at least 90%).
                           U.S. market for          investment objective.  The                 However, both seek to achieve
                           publicly traded common   Master Portfolio and the Fund              at least a 95% correlation,
                           stocks composed of the   pursue their objectives by                 before fees and expenses,
                           larger capitalization    investing in all of the                    between their returns and that
                           companies.               securities that make up the S&P            of the S&P 500 Index and both
                                                    500 Index in proportions that              typically invest substantially
                                                    match the weighting of the S&P             all of their assets in a way
                                                    500 Index.  The Master                     that replicates the holdings of
                                                    Portfolio invests at least 90%             the S&P 500 Index.
                                                    of its assets in the same
                                                    stocks and in substantially the
                                                    same percentages as the S&P 500
                                                    Index. The Master Portfolio
                                                    seeks to come within 95% of S&P
                                                    500 Index's return, before fees
                                                    and expenses, in falling as
                                                    well as rising markets.  It
                                                    does not seek to "beat" the
                                                    market it tracks.
-------------------------------------------------------------------------------------
WF INDEX FUND              SEEKS TO REPLICATE THE   THE FUND IS A GATEWAY FUND THAT
                           TOTAL RETURN OF THE      INVESTS ITS ASSETS IN A MASTER
                           S&P 500 INDEX, BEFORE    PORTFOLIO WITH A SUBSTANTIALLY
                           FEES AND EXPENSES.       SIMILAR INVESTMENT OBJECTIVE
                                                    AND INVESTMENT STRATEGIES.  THE
                                                    FUND INVESTS AT LEAST 80% OF
                                                    ITS ASSETS IN A DIVERSIFIED
                                                    PORTFOLIO OF EQUITY SECURITIES
                                                    DESIGNED TO REPLICATE THE
                                                    HOLDINGS AND THE WEIGHTINGS OF
                                                    THE STOCKS LISTED IN THE S&P
                                                    500 INDEX, AND ATTEMPTS TO
                                                    ACHIEVE AT LEAST A 95%
                                                    CORRELATION BETWEEN THE
                                                    PERFORMANCE OF THE S&P 500
                                                    INDEX AND THE FUND'S INVESTMENT
                                                    RESULTS, BEFORE FEES AND
                                                    EXPENSES.  THIS CORRELATION IS
                                                    SOUGHT REGARDLESS OF MARKET
                                                    CONDITIONS.
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                                       26

------------------------------------------------------------------------------------------------------------------------------------
      FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES               KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Intermediate        Seeks total return by      The Fund invests at least 80%     o        The WF Intermediate Tax-Free
Municipal Bond Fund        investing for a high       of its assets in municipal                 Fund invests at least 80% of
                           level of federally         bonds, including                           its assets in municipal
                           tax-exempt current         intermediate-term, higher- and             securities exempt from the
                           income.                    medium-quality municipal                   federal AMT, whereas the Strong
                                                      bonds. The Fund may invest up              Intermediate Municipal Bond
                                                      to 15% of its assets in                    Fund is not subject to any
                                                      securities that are of lower               percentage restriction on its
                                                      quality (E.G., high-yield or               investments in securities that
                                                      junk bonds).  The Fund may also            are subject to the federal AMT.
                                                      invest up to 20% of its assets
                                                      in taxable securities of
                                                      comparable quality to its
                                                      investments in municipal
                                                      obligations, including U.S.
                                                      Government securities, bank and
                                                      corporate obligations, and
                                                      short-term, fixed-income
                                                      securities.  The Fund typically
                                                      maintains an average effective
                                                      maturity between three and ten
                                                      years.
----------------------------------------------------------------------------------------
WF INTERMEDIATE TAX-FREE   SEEKS CURRENT INCOME       THE FUND INVESTS AT LEAST 80%
FUND (NEW)                 EXEMPT FROM FEDERAL        OF ITS ASSETS IN MUNICIPAL
                           INCOME TAX.                SECURITIES THAT PAY INTEREST
                                                      EXEMPT FROM FEDERAL INCOME TAX
                                                      AND FEDERAL AMT.  THE FUND MAY
                                                      INVEST UP TO 15% OF ITS ASSETS
                                                      IN BELOW INVESTMENT-GRADE
                                                      SECURITIES (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P).  THE FUND TYPICALLY
                                                      MAINTAINS AN AVERAGE EFFECTIVE
                                                      MATURITY BETWEEN THREE AND TEN
                                                      YEARS.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES         OBJECTIVES                 PRINCIPAL STRATEGIES            KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Large Cap Growth   Seeks capital growth.      The Fund invests at least 80%   o        The Funds define their
Fund                                                 of its assets in equity                  capitalization ranges
                                                     securities of                            differently.  The WF Large Cap
                                                     large-capitalization                     Growth Fund defines
                                                     companies that its managers              large-capitalization companies
                                                     believe offer the potential              as those with market
                                                     for capital growth. The Fund             capitalizations of $3 billion
                                                     defines large capitalization             or more, whereas the Strong
                                                     companies as those with                  Large Cap Growth Fund defines
                                                     market capitalizations                   large-capitalization companies
                                                     substantially similar to                 as those with market
                                                     those of companies in the S&P            capitalizations substantially
                                                     500 Index at the time of                 similar to those of companies
                                                     investment. The Fund may                 in the S&P 500 Index at the
                                                     invest at least 25% of its               time of investment, which may,
                                                     assets in foreign                        at times, set a minimum that is
                                                     securities.  Although the                higher or lower than $3 billion.
                                                     Fund can invest in any          o        The WF Large Cap Growth Fund
                                                     economic sector, at times it             may invest up to 25% of its
                                                     may emphasize one or more                assets in foreign securities
                                                     particular sectors.                      through ADRs and similar
-------------------------------------------------------------------------------------         investments, whereas the Strong
WF LARGE CAP GROWTH       SEEKS LONG-TERM CAPITAL    THE FUND INVESTS AT LEAST 80%            Large Cap Growth Fund may
Fund (NEW)                APPRECIATION.              OF ITS ASSETS IN SECURITIES              invest up to 25% of its assets
                                                     OF LARGE-CAPITALIZATION                  directly or indirectly in
                                                     COMPANIES, WHICH ARE DEFINED             foreign securities.
                                                     AS THOSE WITH MARKET
                                                     CAPITALIZATIONS OF $3 BILLION
                                                     OR MORE. THE FUND MAY INVEST
                                                     UP TO 25% OF ITS ASSETS IN
                                                     FOREIGN SECURITIES THROUGH
                                                     ADRS AND SIMILAR
                                                     INVESTMENTS.
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

------------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Large Company       Seeks total return by      The Fund invests at least 80%     o        The WF Capital Growth Fund
Growth Fund                investing for capital      of its assets in securities of             seeks long-term capital
                           growth and income.         large-capitalization companies             appreciation, whereas the
                                                      that its managers believe offer            Strong Large Company Growth
                                                      the potential for above-average            Fund seeks total return by
                                                      earnings growth, which may                 investing for capital growth
                                                      include income-producing equity            and income and the Strong
                                                      securities.                                Endeavor Fund seeks capital
                                                      Large-capitalization companies             growth.
                                                      are defined as those with a       o        The WF Capital Growth Fund and
                                                      market capitalization                      Strong Large Company Growth
                                                      substantially similar to that              Fund define their
                                                      of companies in the S&P 500                capitalization ranges
                                                      Index at the time of                       differently.  The WF Capital
                                                      investment.  Although the Fund             Growth Fund defines
                                                      may invest in any economic                 large-capitalization companies
                                                      sector, at times it may                    as those with market
                                                      emphasize one or more                      capitalizations of $3 billion
                                                      particular sectors.  The Fund              or more, whereas the Strong
                                                      may invest up to 25% of its                Large Company Growth Fund
                                                      assets in foreign securities.              defines large-capitalization
---------------------------------------------------------------------------------------          companies as those with a
Strong Endeavor Fund       Seeks capital growth.      The Fund invests at least 65%              market capitalization
                                                      of its assets in equity                    substantially similar to that
                                                      securities.  The Fund focuses              of companies in the S&P 500
                                                      on equity securities of                    Index, which may, at times set
                                                      companies that its managers                a minimum that is higher or
                                                      believe have above-average                 lower than $3 billion.
                                                      earnings growth prospects.  The   o        The WF Capital Growth Fund
                                                      Fund invests primarily in                  invests principally (at least
                                                      large-capitalization companies,            80%) in large-capitalization
                                                      but also invests in small- and             securities, whereas the Strong
                                                      medium-capitalization                      Endeavor Fund invests primarily
                                                      companies. Although the Fund               in large-capitalization
                                                      may invest in any economic                 companies, but also invests in
                                                      sector, at times it may                    small- and medium-capitalization
                                                      emphasize one or more                      companies.
                                                      particular sectors.  The Fund     o        The WF Capital Growth Fund may
                                                      may invest up to 25% of its                invest up to 25% of its assets
                                                      assets in foreign securities.              in foreign securities through
---------------------------------------------------------------------------------------          ADRs and similar investments,
WF CAPITAL GROWTH FUND     SEEKS LONG-TERM CAPITAL    THE FUND INVESTS AT LEAST 80%              whereas each of the Strong
(NEW)                      APPRECIATION.              OF ITS ASSETS IN SECURITIES OF             Large Company Growth Fund and
                                                      LARGE-CAPITALIZATION COMPANIES,            Strong Endeavor Fund may invest
                                                      WHICH ARE DEFINED AS THOSE WITH            up to 25% of its assets
                                                      MARKET CAPITALIZATIONS OF $3               directly or indirectly in
                                                      BILLION OR MORE.  THE FUND MAY             foreign securities.
                                                      INVEST UP TO 25% OF ITS ASSETS
                                                      IN FOREIGN SECURITIES THROUGH
                                                      ADRS AND SIMILAR INVESTMENTS.
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

------------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Life Stage Series   Seeks capital growth.      The Fund invests substantially    o        The WF Life Stage - Aggressive
- Aggressive Portfolio                                all of its assets in a group of            Portfolio seeks capital
                                                      the Strong Family of Funds                 appreciation with a secondary
                                                      (Underlying Funds).  The                   emphasis on current income,
                                                      Underlying Funds have different            whereas the Strong Life Stage
                                                      allocations of stocks, bonds,              Series - Aggressive Portfolio
                                                      and cash reflecting varying                seeks capital growth.
                                                      degrees of potential investment   o        The WF Life Stage - Aggressive
                                                      risk and reward. The Fund                  Portfolio invests its assets in
                                                      expects to allocate 80% of its             other WF Funds and other
                                                      assets to stocks and 20% of its            portfolios managed by Funds
                                                      assets to bonds.                           Management.
--------------------------------------------------------------------------------------
WF LIFE STAGE -            SEEKS CAPITAL              THE FUND INVESTS IN AFFILIATED
AGGRESSIVE PORTFOLIO       APPRECIATION WITH A        FUNDS. IT INVESTS 80% OF ITS
(NEW)                      SECONDARY EMPHASIS ON      ASSETS IN STOCK FUNDS AND 20%
                           CURRENT INCOME.            OF ITS ASSETS IN BOND FUNDS.
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

------------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Life Stage Series   Seeks total return by      The Fund invests substantially    o        The WF Life Stage -
- Conservative Portfolio   investing primarily for    all of its assets in a group of            Conservative Portfolio seeks a
                           income and secondarily     the Strong Family of Funds                 combination of current income
                           for capital growth.        (Underlying Funds).  The                   and capital appreciation,
                                                      Underlying Funds have different            whereas the Strong Life Stage
                                                      allocations of stocks, bonds,              Series - Conservative Portfolio
                                                      and cash reflecting varying                seeks total return by investing
                                                      degrees of potential investment            primarily for income and
                                                      risk and reward. The Fund                  secondarily for capital growth.
                                                      expects to allocate 40% of its    o        The WF Life Stage - Conservative
                                                      assets to stocks and 60% of its            Portfolio invests its assets in
                                                      assets to bonds.                           other WF Funds and other
----------------------------------------------------------------------------------------         portfolios managed by Funds
WF LIFE STAGE -            SEEKS A COMBINATION OF     THE FUND INVESTS IN AFFILIATED             Management.
CONSERVATIVE               CURRENT INCOME AND         FUNDS. IT INVESTS 40% OF ITS
PORTFOLIO(NEW)             CAPITAL APPRECIATION.      ASSETS IN STOCK FUNDS AND 60%
                                                      OF ITS ASSETS IN BOND FUNDS.
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

------------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Life Stage Series   Seeks total return by      The Fund invests substantially    o        The Funds have slightly
- Moderate Portfolio       investing primarily for    all of its assets in a group of            different investment
                           capital growth and         the Strong Family of Funds                 objectives.  The WF Life Stage
                           secondarily for income.    (Underlying Funds).  The                   - Moderate Portfolio seeks a
                                                      Underlying Funds have different            combination of capital
                                                      allocations of stocks, bonds,              appreciation and current
                                                      and cash reflecting varying                income, whereas the Strong Life
                                                      degrees of potential investment            Stage Series - Moderate
                                                      risk and reward. The Fund                  Portfolio seeks total return by
                                                      expects to allocate 60% of its             investing primarily for capital
                                                      assets to stocks and 40% of its            growth and secondarily for
                                                      assets to bonds.                           income.
--------------------------------------------------------------------------------------- o        The WF Life Stage - Moderate
WF LIFE STAGE - MODERATE   SEEKS A COMBINATION OF     THE FUND INVESTS IN AFFILIATED             Portfolio invests its assets in
PORTFOLIO (NEW)            CAPITAL APPRECIATION AND   FUNDS.  IT INVESTS 60% OF ITS              other WF Funds and other
                           CURRENT INCOME.            ASSETS IN STOCK FUNDS AND ITS              portfolios managed by Funds
                                                      40% OF ITS ASSETS IN BOND FUNDS.           Management.
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

------------------------------------------------------------------------------------------------------------------------------------
     FUND NAMES           OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap            Seeks capital growth.       The Fund invests at least 80%     o        There are no material
Disciplined Fund                                      of its assets in equity                    differences between the two
                                                      securities of                              Funds because they have
                                                      medium-capitalization companies            substantially similar
                                                      that the Fund's manager                    investment objectives,
                                                      believes present attractive                principal strategies and
                                                      opportunities but have not been            investment policies, and invest
                                                      widely recognized by investment            in substantially similar
                                                      analysts or the financial                  investments.
                                                      press.  The Fund defines
                                                      "medium-capitalization
                                                      companies" as companies whose
                                                      market capitalization is
                                                      substantially similar to that
                                                      of companies in the Russell
                                                      Midcap(R) Index at the time of
                                                      investment. The Fund may invest
                                                      up to 25% of its assets in
                                                      foreign securities. Although
                                                      the Fund can invest in any
                                                      economic sector, at times it
                                                      may emphasize one or more
                                                      particular sectors.
----------------------------------------------------------------------------------------
WF MID CAP DISCIPLINED    SEEKS LONG-TERM CAPITAL     THE PRINCIPAL STRATEGIES OF THE
FUND (NEW)                APPRECIATION.               FUND ARE SUBSTANTIALLY SIMILAR
                                                      TO THOSE OF THE STRONG MID CAP
                                                      DISCIPLINED FUND.
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

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Minnesota           Seeks total return by      The Fund invests at least 95%     o        The WF Minnesota Tax-Free Fund
Tax-Free Fund              investing for a high       of its assets in municipal                 has slightly more flexibility
                           level of current income    obligations whose interest is              to vary its average portfolio
                           that is exempt from        exempt from federal and                    maturity than does the Strong
                           federal and Minnesota      Minnesota personal income                  Minnesota Tax-Free Fund and
                           personal income taxes.     taxes, and at least 80% of its             normally maintains a longer
                                                      assets in municipal obligations            weighted maturity.
                                                      whose interest is exempt from     o        Although the WF Minnesota
                                                      the federal AMT.  The Fund                 Tax-Free Fund is required to
                                                      invests at least 65% of its                invest at least 80% of its
                                                      assets in higher- and                      assets in municipal securities
                                                      medium-quality securities.  The            that pay interest exempt from
                                                      Fund may invest up to 25% of               federal income tax and
                                                      its assets in securities that              Minnesota individual income tax
                                                      are of lower quality (E.G.,                and the Strong Minnesota
                                                      high-yield or junk bonds). The             Tax-Free Fund is required to
                                                      Fund may invest up to 25% of               invest at least 95% in such
                                                      its assets in industrial                   securities, the WF Minnesota
                                                      development bonds ("IDBs"),                Tax-Free Fund is currently
                                                      which may be in related                    managed so that at least 95% of
                                                      industries or with related                 the income generated by the
                                                      issuers, and up to 25% of its              Fund is exempt from Minnesota
                                                      assets in municipal leases.                individual income tax.
                                                      The Fund typically maintains an   o        The WF Minnesota Tax-Free Fund
                                                      average effective maturity                 generally invests 5% or less in
                                                      between five and twenty years.             IDBs, whereas the Strong
----------------------------------------------------------------------------------------         Minnesota Tax-Free Fund may
WF MINNESOTA TAX- FREE     SEEKS A HIGH LEVEL OF      THE FUND INVESTS AT LEAST 80%              invest up to 25% of its assets
FUND                       CURRENT INCOME EXEMPT      OF ITS ASSETS IN MUNICIPAL                 in IDBs, and up to 25% of its
                           FROM FEDERAL INCOME TAX    SECURITIES THAT PAY INTEREST               assets in municipal leases.
                           AND MINNESOTA INDIVIDUAL   EXEMPT FROM FEDERAL INCOME TAX
                           INCOME TAX, WITHOUT        AND MINNESOTA INDIVIDUAL INCOME
                           ASSUMING UNDUE RISK.       TAX.  THE FUND IS CURRENTLY
                                                      MANAGED SO THAT AT LEAST 95% OF
                                                      THE INCOME GENERATED BY THE
                                                      FUND IS EXEMPT FROM MINNESOTA
                                                      INDIVIDUAL INCOME TAX.  THE
                                                      FUND MAY INVEST UP TO 25% OF
                                                      ITS ASSETS IN BELOW
                                                      INVESTMENT-GRADE MUNICIPAL
                                                      SECURITIES (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P).  THERE ARE NO
                                                      RESTRICTIONS ON THE FUND'S
                                                      AVERAGE PORTFOLIO MATURITY.
                                                      HOWEVER, THE FUND'S
                                                      DOLLAR-WEIGHTED AVERAGE
                                                      MATURITY NORMALLY WILL BE
                                                      GREATER THAN 10 YEARS, AND
                                                      COULD REACH OR EXCEED 20 YEARS.
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

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Money Market Fund   Seeks current income, a    The Fund is managed to provide    o        The two Funds have
                           stable share price, and    attractive yields and a stable             substantially similar
                           daily liquidity.           share price of $1.00.  The Fund            investment objectives,
                                                      invests in a portfolio of                  principal strategies and
                                                      high-quality, short-term debt              investment policies, and invest
                                                      securities issued by                       in substantially similar
                                                      governments and their agencies,            investments, except that the WF
                                                      corporations, and banks and                Money Market Fund may invest
                                                      other financial institutions.              without limit in obligations of
----------------------------------------------------------------------------------------         foreign issuers.
WF MONEY MARKET FUND       SEEKS CURRENT INCOME,      THE FUND INVESTS 100% OF ITS
                           WHILE PRESERVING CAPITAL   ASSETS IN HIGH-QUALITY,
                           AND LIQUIDITY.             SHORT-TERM MONEY MARKET
                                                      INSTRUMENTS.  THE FUND MAY
                                                      INVEST WITHOUT LIMITATION IN
                                                      HIGH-QUALITY, SHORT-TERM
                                                      OBLIGATIONS OF FOREIGN ISSUERS.
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

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Municipal Money     Seeks federal tax-exempt   The Fund is managed to provide    o        There are no material
Market Fund                current income, a stable   attractive yields and a stable             differences between the two
                           share price, and daily     share price of $1.00.  The Fund            Funds because they have
                           liquidity.                 invests at least 80% of its                substantially similar
                                                      assets in municipal                        investment objectives,
                                                      securities.  The Fund invests              principal strategies and
                                                      in a portfolio of high-quality,            investment policies, and invest
                                                      short-term debt securities                 in substantially similar
                                                      primarily issued by states and             investments, except that the WF
                                                      their political subdivisions,              Municipal Money Market Fund may
                                                      such as municipalities.  The               invest up to 35% of its total
                                                      Fund invests in municipal bonds            assets in securities of issuers
                                                      whose interest may be subject              in any one state and the Strong
                                                      to the federal AMT.                        Municipal Money Market Fund has
----------------------------------------------------------------------------------------         no stated limit.
WF MUNICIPAL MONEY         SEEKS CURRENT INCOME       THE FUND INVESTS 100% OF TOTAL
MARKET FUND (NEW)          EXEMPT FROM FEDERAL        ASSETS IN HIGH-QUALITY,
                           INCOME TAX, WHILE          SHORT-TERM MONEY MARKET
                           PRESERVING CAPITAL AND     INSTRUMENTS.  THE FUND ALSO
                           LIQUIDITY.                 INVESTS AT LEAST 80% OF ITS
                                                      ASSETS IN MUNICIPAL SECURITIES
                                                      THAT PAY INTEREST EXEMPT FROM
                                                      FEDERAL INCOME TAX, BUT NOT
                                                      NECESSARILY THE FEDERAL AMT
                                                      THESE INCLUDE MUNICIPAL
                                                      SECURITIES THAT ARE ISSUED BY
                                                      OR ON BEHALF OF STATES,
                                                      TERRITORIES AND POSSESSIONS OF
                                                      THE U.S. OR OTHER POLITICAL
                                                      SUBDIVISIONS AND FINANCING
                                                      AUTHORITIES.
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                                       36

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund   Seeks capital growth.       The Fund invests at least 70%     o        The two Funds have
                                                      of its assets in equity                    substantially similar
                                                      securities.  The Fund invests              investment objectives,
                                                      primarily in equity securities             principal strategies and
                                                      of medium-capitalization                   investment policies, and invest
                                                      companies that the Fund's                  in substantially similar
                                                      managers believe are                       investments, except that the WF
                                                      underpriced, yet have                      Opportunity Fund invests at
                                                      attractive growth prospects.               least 80% of its assets in
                                                      The Fund may invest up to 25%              equity securities, whereas the
                                                      of its assets in foreign                   Strong Opportunity Fund invests
                                                      securities.                                at least 70% of its assets in
----------------------------------------------------------------------------------------         equity securities.
WF OPPORTUNITY FUND       SEEKS LONG-TERM CAPITAL     THE FUND INVESTS AT LEAST 80%
(NEW)                     APPRECIATION.               OF ITS ASSETS IN EQUITY
                                                      SECURITIES.  THE FUND MAY
                                                      INVEST UP TO 25% OF ITS ASSETS
                                                      IN FOREIGN SECURITIES.
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                                       37

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Overseas Fund       Seeks capital growth.      The Fund invests at least 80%     o        The two Funds have
                                                      of its assets in equity                    substantially similar
                                                      securities of companies                    investment objectives,
                                                      incorporated in ten or more                principal strategies and
                                                      foreign countries, which may               investment policies, and invest
                                                      include stocks from emerging               in substantially similar
                                                      markets. Stocks chosen for                 investments, except that the WF
                                                      inclusion in the Fund share                Overseas Fund is not required
                                                      similar characteristics, such              to invest in companies from at
                                                      as an industry leadership                  least ten foreign countries.
                                                      position, innovative products     o        The WF Overseas Fund is allowed
                                                      and services, balance sheet                to apply more flexible criteria
                                                      strength, and management teams             than the Strong Overseas Fund
                                                      with demonstrated effectiveness            in determining whether a
                                                      in a competitive global                    security is a non-U.S. security.
                                                      environment.
---------------------------------------------------------------------------------------
WF OVERSEAS FUND (NEW)     SEEKS LONG-TERM CAPITAL    THE FUND INVESTS AT LEAST 80%
                           APPRECIATION.              OF ITS ASSETS IN NON-U.S.
                                                      SECURITIES. THE FUND FOCUSES
                                                      ON COMPANIES WITH STRONG GROWTH
                                                      POTENTIAL AND THAT OFFER GOOD
                                                      RELATIVE VALUES. THESE
                                                      COMPANIES TYPICALLY HAVE
                                                      DISTINCT COMPETITIVE
                                                      ADVANTAGES, HIGH OR IMPROVING
                                                      RETURNS ON INVESTED CAPITAL,
                                                      AND A POTENTIAL FOR POSITIVE
                                                      EARNINGS SURPRISE. THE FUND
                                                      MAY INVEST IN EMERGING MARKETS.
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

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond     Seeks total return by      The Fund invests at least 80%     o        The principal strategies and
Fund                       investing for a high       of its assets in bonds,                    investment approach of the WF
                           level of current income    including short- and                       Short-Term Bond Fund are
                           with a low degree of       intermediate-term corporate,               substantially similar to those
                           share-price fluctuation.   mortgage- and asset-backed, and            of the Strong Short-Term Bond
                                                      U.S. Government (and its                   Fund.
                                                      agencies) bonds. The Fund         o        The WF Short-Term Bond Fund may
                                                      invests at least 75% of its                invest a portion of its assets
                                                      assets in higher- and                      in lower quality securities (up
                                                      medium-quality bonds (E.G.,                to 25%) as compared with the
                                                      bonds rated BBB and higher by              Strong Short-Term Income Fund
                                                      S&P). The Fund may also invest             (0% in lower-quality securities).
                                                      up to 25% of its assets in        o        The WF Short-Term Bond Fund may
                                                      lower-quality, high-yield bonds            invest up to 25% of its assets
                                                      (E.G., bonds rated BB to C by              in dollar-denominated debt
                                                      S&P). The Fund may also invest             securities of foreign issuers,
                                                      up to 30% of its assets in                 whereas each of the Strong
                                                      foreign securities.  The Fund's            Short-Term Bond Fund and the
                                                      average effective maturity will            Strong Short-Term Income Fund
                                                      normally be three years or                 may invest up to 30% of its
                                                      less.                                      assets in foreign securities.
--------------------------------------------------------------------------------------
Strong Short-Term Income   Seeks total return by      The Fund invests 100% of its
Fund                       investing for a high       assets in investment-grade
                           level of current income.   securities (including
                                                      investment-grade corporate,
                                                      mortgage- and asset-backed, and
                                                      U.S. Government and its
                                                      agencies' bonds), and other
                                                      investment-grade obligations.
                                                      Investment-grade securities are
                                                      securities rated in the higher
                                                      quality categories to those
                                                      rated in the medium-quality
                                                      category (E.G., securities
                                                      rated AAA to BBB by S&P). The
                                                      Fund may also invest up to 30%
                                                      of its assets in foreign
                                                      securities. The Fund's average
                                                      effective maturity will
                                                      normally be three years or less.
---------------------------------------------------------------------------------------
WF SHORT-TERM BOND FUND    SEEKS CURRENT INCOME       THE FUND INVESTS AT LEAST 80%
(NEW)                      CONSISTENT WITH CAPITAL    OF ITS ASSETS IN DEBT
                           PRESERVATION.              SECURITIES. THE FUND INVESTS
                                                      UP TO 25% OF ITS ASSETS IN
                                                      BELOW INVESTMENT-GRADE DEBT
                                                      SECURITIES (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P). THE FUND MAY INVEST
                                                      UP TO 25% OF ITS ASSETS IN
                                                      DOLLAR-DENOMINATED DEBT
                                                      SECURITIES OF FOREIGN ISSUERS.
                                                      THE FUND'S AVERAGE EFFECTIVE
                                                      MATURITY WILL NORMALLY BE THREE
                                                      YEARS OR LESS.

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

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term High     Seeks total return by      The Fund invests at least 80%     o        The two Funds have
Yield Bond Fund            investing for a high       of its assets in short- and                substantially similar
                           level of current income    intermediate-term,                         investment objectives,
                           with a moderate degree     lower-quality, high-yield bonds            principal strategies and
                           of share-price             (E.G., bonds rated BB through C            investment policies, and invest
                           fluctuation.               by S&P) of corporate issuers.              in substantially similar
                                                      The Fund invests primarily in              investments, except that the WF
                                                      debt obligations rated BB                  Short-Term High Yield Bond Fund
                                                      through B by S&P.  The Fund may            may invest up to 25% of its
                                                      also invest up to 30% of its               assets in dollar-denominated
                                                      assets in foreign securities.              debt securities of foreign
                                                      The Fund's average effective               issuers, whereas the Strong
                                                      maturity will normally be three            Short-Term High Yield Bond Fund
                                                      years or less.                             may invest up to 30% of its
--------------------------------------------------------------------------------------           assets in foreign securities.
WF SHORT-TERM HIGH YIELD   SEEKS TOTAL RETURN WITH    THE FUND INVESTS AT LEAST 80%
BOND FUND (NEW)            A HIGH LEVEL OF CURRENT    OF ITS ASSETS IN BELOW
                           INCOME.                    INVESTMENT-GRADE CORPORATE DEBT
                                                      SECURITIES (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P).  THE FUND MAY INVEST
                                                      UP TO 25% OF ITS ASSETS IN
                                                      DOLLAR-DENOMINATED DEBT
                                                      SECURITIES OF FOREIGN ISSUERS.
                                                      THE FUND'S AVERAGE EFFECTIVE
                                                      MATURITY WILL NORMALLY BE THREE
                                                      YEARS OR LESS.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Short-Term          Seeks total return by      The Fund invests at least 80%     o        The principal strategies and
Municipal Bond Fund        investing for a high       of its assets in municipal                 investment approach of the WF
                           level of federally         bonds.  It invests primarily in            Short-Term Municipal Bond Fund
                           tax-exempt current         short- and intermediate-term               are substantially similar to
                           income with a low degree   municipal bonds, and invests at            those of the Strong Short-Term
                           of share-price             least 85% of its assets in                 Municipal Bond Fund.
                           fluctuation.               higher- and medium-quality        o        The WF Short-Term Municipal
                                                      securities.  The Fund may                  Bond Fund may invest a much
                                                      invest up to 15% of its assets             smaller percentage of its
                                                      in securities that are of lower            assets in lower quality
                                                      quality. The Fund may also                 securities (up to 15%) than the
                                                      invest up to 20% of its assets             Strong Short-Term High Yield
                                                      in taxable securities of                   Municipal Fund (at least 65% in
                                                      comparable quality to its                  medium-and lower- quality
                                                      investments in municipal                   securities).
                                                      obligations, including U.S.
                                                      Government securities, bank and
                                                      corporate obligations, and
                                                      short-term, fixed-income
                                                      securities.  The Fund typically
                                                      maintains an average effective
                                                      maturity of three years or
                                                      less.
----------------------------------------------------------------------------------------
Strong Short-Term High     Seeks total return by      The Fund invests at least 80%
Yield Municipal Fund       investing for a high       of its assets in municipal
                           level of federally         bonds, and invests primarily in
                           tax-exempt current         short-term and
                           income with a moderate     intermediate-term municipal
                           degree of share-price      bonds.  The Fund invests at
                           fluctuation.               least 65% of its assets in
                                                      medium- and lower-quality
                                                      securities (E.G., securities
                                                      rated BBB through C by Standard
                                                      & Poor (S&P)).  The Fund may
                                                      also invest up to 20% of its
                                                      assets in taxable securities of
                                                      comparable credit quality to
                                                      its investments in municipal
                                                      obligations including U.S.
                                                      Government securities, bank and
                                                      corporate obligations, and
                                                      other fixed income securities.
                                                      The Fund typically maintains an
                                                      average effective maturity of
                                                      three years or less.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES              KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
WF SHORT-TERM MUNICIPAL    SEEKS CURRENT INCOME       THE FUND INVESTS AT LEAST 80%
BOND FUND (NEW)            EXEMPT FROM FEDERAL        OF ITS ASSETS IN MUNICIPAL
                           INCOME TAX CONSISTENT      SECURITIES THAT PAY INTEREST
                           WITH CAPITAL               EXEMPT FROM FEDERAL INCOME TAX,
                           PRESERVATION.              BUT NOT NECESSARILY THE FEDERAL
                                                      AMT. THE FUND SEEKS CURRENT
                                                      INCOME WITH A LOW DEGREE OF
                                                      SHARE-PRICE FLUCTUATION.  THE
                                                      FUND INVESTS UP TO 15% OF ITS
                                                      ASSETS IN BELOW
                                                      INVESTMENT-GRADE DEBT
                                                      SECURITIES (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P). THE FUND TYPICALLY
                                                      MAINTAINS ON AVERAGE EFFECTIVE
                                                      MATURITY OF THREE YEARS OR LESS.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Small/Mid Cap       Seeks capital growth.      The Fund invests at least 80%        o     The two Funds have
Value Fund                                            of its assets in equity                    substantially similar
                                                      securities of small- and                   investment objectives,
                                                      medium-capitalization companies            principal strategies and
                                                      that the Fund's manager                    investment policies, and invest
                                                      believes are undervalued                   in substantially similar
                                                      relative to the market based on            investments, except that the WF
                                                      earnings, cash flows, or asset             Small/Mid Cap Value Fund
                                                      value. The Fund defines                    defines small- and
                                                      "small-capitalization                      medium-capitalization companies
                                                      companies" and                             by reference to the Russell
                                                      "medium-capitalization                     Midcap(R) Index (which was $513
                                                      companies" as companies with a             million to $13.84 billion as of
                                                      market capitalization                      June 30, 2004 and is expected
                                                      substantially similar to that              to change frequently), whereas
                                                      of companies in the Russell                the Strong Small/Mid Cap Value
                                                      2000(R) Index and Russell Midcap(R)        Fund defines them by reference
                                                      Growth Index, respectively, at             to the Russell 2000(R) Index
                                                      the time of investment.                    (which was $175.8 million to
                                                      Although the Fund may invest in            $1.6 billion as of June 30,
                                                      any economic sector, at times              2004 and is expected to change
                                                      it may emphasize one or more               frequently) and Russell Midcap(R)
                                                      particular sectors.  The Fund              Growth Index, respectively.
                                                      may invest up to 30% of its
                                                      assets in foreign securities.
-----------------------------------------------------------------------------------------
WF SMALL/MID CAP VALUE     SEEKS LONG-TERM CAPITAL    THE FUND INVESTS AT LEAST 80%
FUND (NEW)                 APPRECIATION.              OF ITS ASSETS IN SECURITIES OF
                                                      SMALL- AND
                                                      MEDIUM-CAPITALIZATION
                                                      COMPANIES, WHICH ARE DEFINED AS
                                                      THOSE WITH MARKET
                                                      CAPITALIZATIONS EQUAL TO OR
                                                      LOWER THAN THE COMPANY WITH THE
                                                      LARGEST MARKET CAPITALIZATION
                                                      IN THE RUSSELL MIDCAP(R) INDEX AT
                                                      THE TIME OF PURCHASE.  THE FUND
                                                      MAY INVEST UP TO 30% OF ITS
                                                      ASSETS IN FOREIGN SECURITIES.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Small Company       Seeks capital growth.      The Fund invests at least 80%        o     There are no material
Value Fund                                            of its assets in equity                    differences between the two
                                                      securities of                              Funds because they have
                                                      small-capitalization companies             substantially similar
                                                      that the Fund's manager                    investment objectives,
                                                      believes present attractive                principal strategies and
                                                      opportunities but have not been            investment policies, and invest
                                                      widely recognized by investment            in substantially similar
                                                      analysts or the financial                  investments.
                                                      press. The Fund defines
                                                      "small-capitalization
                                                      companies" as companies whose
                                                      market capitalization is
                                                      substantially similar to that
                                                      of companies in the Russell
                                                      2500 (TM) Index at the time of
                                                      investment.  The Fund may
                                                      invest up to 25% of its assets
                                                      in foreign securities.
                                                      Although the Fund may invest in
                                                      any economic sector, at times
                                                      it may emphasize one or more
                                                      particular sectors.
---------------------------------------------------------------------------------------
WF SMALL CAP DISCIPLINED   SEEKS LONG-TERM CAPITAL    THE PRINCIPAL STRATEGIES OF THE
FUND (NEW)                 APPRECIATION.              FUND ARE SUBSTANTIALLY SIMILAR
                                                      TO THOSE OF THE STRONG SMALL
                                                      COMPANY VALUE FUND.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term    Seeks current income       The Fund invests at least 75%        o     The WF Ultra Short-Term Income
Income Fund                with a very low degree     of its assets in higher- and               Fund may invest up to 25% of
                           of share-price             medium-quality securities.  The            its assets in
                           fluctuation.               Fund invests primarily in very             dollar-denominated debt
                                                      short-term, corporate, and                 securities of foreign issuers,
                                                      mortgage- and asset-backed                 whereas the Strong Ultra
                                                      bonds.  The Fund may invest up             Short-Term Income Fund may
                                                      to 30% of its assets in foreign            invest up to 30% of its assets
                                                      securities.  The Fund's average            in foreign securities.
                                                      effective maturity is usually
                                                      one year or less.
---------------------------------------------------------------------------------------
WF ULTRA SHORT-TERM        SEEKS CURRENT INCOME       THE FUND INVESTS AT LEAST 80%
INCOME FUND (NEW)          CONSISTENT WITH CAPITAL    OF ITS ASSETS IN
                           PRESERVATION.              INCOME-PRODUCING DEBT
                                                      SECURITIES, AND UP TO 25% OF
                                                      ITS ASSETS IN BELOW
                                                      INVESTMENT-GRADE DEBT
                                                      SECURITIES (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P). THE FUND MAY INVEST
                                                      UP TO 25% OF ITS ASSETS IN
                                                      DOLLAR- DENOMINATED DEBT
                                                      SECURITIES OF FOREIGN ISSUERS.
                                                      THE FUND'S AVERAGE EFFECTIVE
                                                      MATURITY IS USUALLY ONE YEAR OR
                                                      LESS.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term    Seeks federal tax-exempt   The Fund invests at least 80%        o     There are no material
Municipal Income Fund      current income with a      of its assets in municipal                 differences between the two
                           very low degree of         securities.  The Fund invests              Funds because they have
                           share-price fluctuation.   primarily in very short-term               substantially similar
                                                      municipal securities and                   investment objectives,
                                                      invests at least 90% of its                principal strategies and
                                                      assets in higher- and                      investment policies, and invest
                                                      medium-quality securities.  The            in substantially similar
                                                      Fund's average effective                   investments.
                                                      maturity is usually one year or
                                                      less.
---------------------------------------------------------------------------------------
WF ULTRA SHORT-TERM        SEEKS CURRENT INCOME       THE PRINCIPAL STRATEGIES OF THE
MUNICIPAL INCOME FUND      EXEMPT FROM FEDERAL        FUND ARE SUBSTANTIALLY SIMILAR
(NEW)                      INCOME TAX CONSISTENT      TO THOSE OF THE STRONG ULTRA
                           WITH CAPITAL               SHORT-TERM MUNICIPAL INCOME
                           PRESERVATION.              FUND.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    FUND NAMES             OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Strong Wisconsin           Seeks total return by      The Fund invests at least 80%        o     There are no material
Tax-Free Fund              investing for a high       of its assets in municipal                 differences between the two
                           level of current income    obligations whose interest is              Funds because they have
                           that is exempt from        exempt from federal and                    substantially similar
                           federal and Wisconsin      Wisconsin personal income                  investment objectives,
                           personal income taxes.     taxes, including the federal               principal strategies and
                                                      AMT.  It invests at least 65%              investment policies, and invest
                                                      of its assets in higher- and               in substantially similar
                                                      medium-quality securities.  The            investments.
                                                      Fund may also invest up to 25%
                                                      of its assets in securities
                                                      that are of lower quality
                                                      (E.G., high yield or junk
                                                      bonds).  The Fund may also
                                                      invest up to 20% of its assets
                                                      in taxable securities of
                                                      comparable quality to its
                                                      investments in municipal
                                                      obligations, including U.S.
                                                      Government securities, bank and
                                                      corporate obligations, and
                                                      short-term, fixed-income
                                                      securities.  Also, the Fund may
                                                      invest up to 25% of its assets
                                                      in industrial development
                                                      bonds, which may be in related
                                                      industries or with related
                                                      issuers, and up to 25% of its
                                                      assets in municipal leases.
                                                      The Fund typically maintains an
                                                      average effective maturity
                                                      between five and twenty years.
----------------------------------------------------------------------------------------
WF WISCONSIN TAX-FREE      SEEKS TOTAL RETURN WITH    THE PRINCIPAL STRATEGIES OF THE
FUND (NEW)                 A HIGH LEVEL OF CURRENT    FUND ARE SUBSTANTIALLY SIMILAR
                           INCOME EXEMPT FROM         TO THOSE OF THE STRONG
                           FEDERAL INCOME TAX AND     WISCONSIN TAX-FREE FUND.
                           WISCONSIN INDIVIDUAL
                           INCOME TAX.
------------------------------------------------------------------------------------------------------------------------------------

COMMON AND SPECIFIC RISK CONSIDERATIONS

      Because of the similarities in investment objectives and policies, the Acquired Funds and the Acquiring Funds are, for the most part, subject to similar investment risks. The following discussion describes the principal risks that may affect the Funds' portfolios as a whole, and compares the principal risks associated with each Acquired Fund and its corresponding Acquiring Fund (in bold print). Information regarding the specific risks for each Fund, including which of the principal risks described below are applicable to each Fund, may be found below, as well as in the prospectus for each Acquired Fund and Exhibit C for the Acquiring Funds. Each Fund, except the Strong Index 500 Fund, Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series
- Conservative Portfolio, Strong Life Stage Series - Moderate Portfolio, and WF Index Fund, is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's managers will produce the desired results. An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

      ACTIVE TRADING. Funds that have an active trading investment strategy have a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains or losses.

      DEBT SECURITIES. Funds that invest in debt securities, such as notes and bonds, may be subject to credit risk, interest rate risk and maturity risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund's portfolio, including U.S. Government or municipal obligations. Maturity risk is the risk that debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

      DERIVATIVES. When derivatives are used by a Fund to hedge its exposure on a different security or asset, there may be the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund may be also exposed to the risk that the future value of the underlying asset (E.G., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund may be also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund may be exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, Funds using derivatives will cover resulting financial risks (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy, and using them could lower a Fund's return.

      EQUITY SECURITIES. Funds that invest in equity securities may be subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Therefore, when you sell your investment, you may receive more or less money than you originally invested. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Also, there is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Funds that invest in small - and medium-capitalization companies ("smaller companies"), in foreign investments (including investments made through ADRs and similar investments), and in emerging markets may be subject to additional risks, including less liquidity and greater price volatility. Smaller companies may have more limited product lines, markets and financial resources, and more aggressive capital structures than large-capitalization companies ("larger companies"), and may be involved in rapidly growing or changing industries and/or new technologies. Stocks of smaller companies tend to be more volatile, have lower trading volume, and be less liquid than larger companies' stocks; and smaller companies generally have higher failure rates than larger companies.

      FOREIGN SECURITIES. A Fund's investments in foreign and emerging market securities also may be subject to special risks associated with international investing, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently than U.S. markets. Emerging market securities typically present greater exposure to these same risks and can present additional risks, such as social unrest and political upheaval, which can make them more volatile than investments in more established foreign markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies thereby reducing their earnings potential. Direct investment in foreign securities involves exposure to other risks, including those related to fluctuations in foreign currency exchange rates, withholding potentially confiscatory or other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. Indirect investments in foreign securities, through ADRs and similar investments, involve exposure to all the foreign securities risks discussed above, except for the additional risks described for direct investments in foreign companies.

      HIGH-YIELD SECURITIES. High-yield securities are debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such securities may have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

      MORTGAGE- AND ASSET-BACKED SECURITIES. Funds that invest in mortgage- and asset-backed securities may be subject to additional risks besides interest rate risk and credit risk. Mortgage-backed securities may not be guaranteed by the U.S. Treasury. Mortgage- and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on a portfolio. Asset-backed securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.

      MUNICIPAL SECURITIES. Funds that invest in municipal securities are subject to the risk that economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. In addition, municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate for future lease payments. This right of non-appropriation creates a non-payment risk for the Fund. To reduce risks created by non-appropriation, the Fund's managers try to invest in municipal leases involving essential public-use projects from creditworthy municipalities. To the extent the Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects (such as projects involving community development, education, healthcare, hospitals, industrial development, pollution control, retirement and assisted living centers, single- and multi-family low income housing, and energy production), it is subject to the risks from the effects of economic, political, tax law, or business developments related to these types of municipal projects. These risks include, but are not limited to, proposed federal or state legislation affecting these types of municipal projects, pending or final court decisions relating to municipal projects or their financing, shortages of or price increases in materials needed for the municipal projects, and declining markets or need for these municipal projects.

      SECTOR. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Fund's SAIs.

      STRIPPED SECURITIES. Certain of the Funds may purchase Treasury receipts, securities of government-sponsored enterprises and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities these Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These Funds may not purchase stripped mortgage-backed securities. The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. These Funds may purchase participations in trusts that hold U.S. Treasury securities or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

      U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

STRONG ASIA PACIFIC FUND/WF ASIA PACIFIC FUND

      Because the WF Asia Pacific Fund will follow substantially similar investment policies and restrictions as the Strong Asia Pacific Fund, there are no material differences in the risks associated with investing in the Funds, except to the extent the WF Asia Pacific Fund's more flexible definition of Asia Pacific Basin securities allows it to choose from a broader array of securities. Both Funds are primarily subject to the risks associated with investments in equity securities and foreign securities, as described above. In addition, because both Funds' investments are focused in a single region, their shares are likely to fluctuate more than funds that invest in a broader range of countries.

STRONG BALANCED FUND/WF BALANCED FUND

      Both Funds are primarily subject to the risks associated with active trading and investments in both equity securities and debt securities, as described above. Because the Strong Balanced Fund has the right to invest up to 35% of its assets in below investment-grade debt securities, it may be subject to greater high-yield securities risk than the WF Balanced Fund, which may invest only up to 10% of its assets in such securities. In addition, both Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Balanced Fund may only invest in such securities through ADRs and similar investments, thus the WF Balanced Fund is not exposed to the additional risks associated with direct investments in foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG CORPORATE BOND FUND/WF CORPORATE BOND FUND

      Because the WF Corporate Bond Fund will follow substantially similar investment policies and restrictions as the Strong Corporate Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in debt securities, U.S. government obligations, high-yield securities, mortgage- and asset-backed securities, and stripped securities as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Corporate Bond Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Corporate Bond Fund (up to 30%), the WF Corporate Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing any exposure to foreign currency risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG DISCOVERY FUND/WF DISCOVERY FUND

      Both Funds are primarily subject to the risks associated with active trading and investments in equity securities and foreign securities, as described above. The Funds are also subject to the risks associated with investing in smaller companies. In addition, the Funds are subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Discovery Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG DIVIDEND INCOME FUND/STRONG ENERGY FUND/STRONG DOW 30 VALUE FUND/WF DIVIDEND INCOME FUND

      All four of these Funds are primarily subject to the risks associated with equity securities, as described above. Also, because the Strong Energy Fund concentrates its investments in the energy sector and related sectors and the Strong Dow 30 Value Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average (DJIA), both Funds may be subject to greater risk than more diversified funds, such as the WF Dividend Income Fund, because of the impact (positive or negative) that developments affecting the energy sector or blue-chip companies, respectively, could have on their respective portfolios.

      The Strong Dividend Income Fund, Strong Energy Fund, and WF Dividend Income Fund are also subject to the risk of investments in smaller companies. The Strong Dow 30 Value Fund is also subject to the risks associated with active trading. In addition, the WF Dividend Income Fund, Strong Dividend Income Fund and Strong Energy Fund may be subject to the risks associated with investments in foreign securities. While the WF Dividend Income Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Dividend Income Fund (up to 30%) and the Strong Energy Fund (up to 25%), the WF Dividend Income Fund may only invest in foreign securities through ADRs and similar investments, decreasing its exposure to the additional risks associated with direct investments in foreign securities.

STRONG ENTERPRISE FUND/WF ENTERPRISE FUND

      Both Funds may be subject to equity securities and active trading risks, as described above. In addition, both Funds may be subject to the risks associated with investing in smaller companies. Because the Strong Enterprise Fund has more flexibility to invest in smaller companies it may have a higher risk profile. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Enterprise Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND/STRONG TAX-FREE MONEY FUND/WF NATIONAL TAX-FREE MONEY MARKET FUND

      All three of these Funds are primarily subject to the risks associated with investments in debt securities and municipal securities, as described above. All of the Funds seek to preserve the value of shareholders' investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that any of the Funds will be able to do so. Because all of the Funds maintain portfolios with short maturities, each may be subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities. The Funds may be also subject to the risks associated with investments in U.S. Government obligations.

      Because the Strong Florida Municipal Money Market Fund invests substantially all of its assets in obligations of Florida issuers, it may be particularly susceptible to risks associated with the economic conditions in the State of Florida that could affect Florida municipal securities. For example, the Florida economy is based on agriculture, construction, and tourism industries, and adverse conditions affecting those industries could have a disproportionate impact on Florida municipal securities. The WF National Tax-Free Money Market Fund and Strong Tax-Free Money Fund are diversified among many states and thus may be less vulnerable to economic conditions in any one state.

STRONG GOVERNMENT SECURITIES FUND/WF GOVERNMENT SECURITIES FUND

      Because the WF Government Securities Fund will follow substantially similar investment policies and restrictions as the Strong Government Securities Fund, there are no material differences in the risks associated with investing in the Funds, except as noted here. While both Funds are primarily subject to the risks associated with active trading and investments in debt securities, mortgage- and asset-backed securities, stripped securities, and U.S. Government obligations, as described above, the Strong Government Securities Fund is also subject to some foreign securities risk. The WF Government Securities Fund is not permitted to invest in foreign securities, whereas the Strong Government Securities Fund may invest up to 20% of its assets in dollar-denominated foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG GROWTH FUND/STRONG GROWTH 20 FUND/WF GROWTH FUND

      All three of these Funds are primarily subject to the risks associated with investments in equity securities and active trading, as described above. The WF Growth Fund will tend to have substantially more holdings than the Strong Growth 20 Fund (20 to 30), thus decreasing the risk associated with focusing on a smaller number of holdings.

      In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Growth Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG GROWTH AND INCOME FUND/STRONG LARGE CAP CORE FUND/WF GROWTH AND INCOME
FUND

      All three of these Funds are primarily subject to the risks associated with investments in equity securities, as described above. The Strong Growth and Income Fund and the Strong Large Cap Core Fund also are subject to the risk of active trading. The Strong Large Cap Core Fund is also subject to the risks of investments in smaller companies. The WF Growth and Income Fund will tend to have fewer holdings (30 to 40) than the Strong Growth and Income Fund (which currently holds approximately 110 holdings), thus increasing the risk associated with focusing on a smaller number of holdings.

      In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Growth and Income Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG HERITAGE MONEY FUND/WF HERITAGE MONEY MARKET FUND

      Both Funds seek to preserve the value of shareholders' investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds may be subject to the risks associated with debt securities, municipal securities, and U.S. Government obligations, as described above. Because both Funds maintain portfolios with short maturities, each may be subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities. In addition, the WF Heritage Money Market Fund may invest without limitation in high-quality, short-term obligations of foreign issuers. Foreign obligations may be subject to additional risks, as described above.

STRONG HIGH-YIELD BOND FUND/WF HIGH INCOME FUND

      Because the WF High Income Fund will follow substantially similar investment policies and restrictions as the Strong High-Yield Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in debt securities, U.S. government obligations, stripped securities, and high yield securities, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 30% of its assets in foreign securities, the WF High Income Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing exposure to foreign currency risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG INDEX 500 FUND/WF INDEX FUND

      Because the WF Index Fund will follow substantially similar investment policies, strategies and restrictions as the Strong Index 500 Fund, there are no material differences in the risks associated with investing in the Funds. The Funds are primarily subject to the risks associated with investment in equity securities. Further, because both Funds seek to replicate the S&P 500 Index by investing substantially all of their assets in separate master portfolios that invest in all of the securities that make up the S&P 500 Index in proportions that match the weighting of the S&P 500 Index, the Funds will be subject to the risk that the S&P 500 Index performs unfavorably or underperforms the market as a whole. As a result, it is possible that the Funds could have poor investment results even if they are closely tracking the S&P 500 Index because, under normal circumstances, the master portfolio's securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG INTERMEDIATE MUNICIPAL BOND FUND/WF INTERMEDIATE TAX-FREE FUND

      Both Funds invest in similar securities and have similar risks, except that the WF Intermediate Tax-Free Fund invests at least 80% of its assets in municipal securities exempt from the federal AMT, whereas the Strong Intermediate Municipal Bond Fund is not subject to a percentage limit on its investments in securities that are subject to the federal AMT. Each Fund is primarily subject to the risks associated with active trading and investments in debt securities and high yield securities, as described above.

STRONG LARGE CAP GROWTH FUND/WF LARGE CAP GROWTH FUND

      Both Funds are primarily subject to the risks associated with investments in equity securities, sector investments, and active trading, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Large Cap Growth Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG LARGE COMPANY GROWTH FUND/STRONG ENDEAVOR FUND/WF CAPITAL GROWTH FUND

      All three of these Funds are primarily subject to the risks associated with investments in equity securities, sector investments, as well as active trading risk, as described above. All of the Funds invest primarily in the securities of larger companies, and the Strong Endeavor Fund also invests in smaller companies. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Capital Growth Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG LIFE STAGE SERIES-AGGRESSIVE PORTFOLIO/WF LIFE STAGE-AGGRESSIVE PORTFOLIO

      There are no material differences in the risks associated with investing in these Funds. Because the Strong Life Stage Series-Aggressive Portfolio and the WF Life Stage-Aggressive Portfolio invest in both stock funds and bond funds, they are primarily subject to the risks associated with investments in equity securities and debt securities, as described above. The Portfolios will also be indirectly subject to the specific risks of the underlying funds in which they invest.

STRONG LIFE STAGE SERIES-MODERATE PORTFOLIO/WF LIFE STAGE-MODERATE PORTFOLIO

      There are no material differences in the risks associated with investing in these Funds. Because the Strong Life Stage Series-Moderate Portfolio and the WF Life Stage-Moderate Portfolio invest in both stock funds and bond funds, they are primarily subject to the risks associated with investments in equity securities and debt securities, as described above. The Portfolios will also be indirectly subject to the specific risks of the underlying funds in which they invest.

STRONG LIFE STAGE SERIES-CONSERVATIVE PORTFOLIO/WF LIFE STAGE-CONSERVATIVE PORTFOLIO

      There are no material differences in the risks associated with investing in these Funds. Because the Strong Life Stage Series-Conservative Portfolio and the WF Life Stage-Conservative Portfolio invest in both stock funds and bond funds, they are primarily subject to the risks associated with investments in both equity securities and debt securities, as described above. The Portfolios will also be indirectly subject to the specific risks of the underlying funds in which they invest.

STRONG MID CAP DISCIPLINED FUND/WF MID CAP DISCIPLINED FUND

      Because the WF Mid Cap Disciplined Fund will follow substantially similar investment policies and restrictions as the Strong Mid Cap Disciplined Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading, sector investments, and investments in equity securities, as described above. In addition, both Funds may be subject to the risks associated with investing in smaller companies. The Funds may be also subject to the risks associated with investments in foreign securities. Both Funds are subject to an express limitation on the amount they may invest in foreign securities (up to 25%). The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG MINNESOTA TAX-FREE FUND/WF MINNESOTA TAX-FREE FUND

      Both Funds invest in similar securities and have similar risks. The Funds are primarily subject to the risks associated with active trading and investments in debt securities and municipal securities, as described above. In addition, because both Funds invest principally in obligations of Minnesota issuers, both Funds may be subject to risks associated with the economic conditions in the State of Minnesota, which could affect Minnesota municipal securities. For example, the Minnesota economy relies significantly on its agriculture and forestry, and adverse conditions affecting these sectors could have a disproportionate effect on Minnesota municipal securities. The WF Minnesota Tax-Free Fund's normal maturity range is longer than that of the Strong Minnesota Tax-Free Fund. In general, a Fund with a longer maturity at any point in time is exposed to greater interest rate risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG MONEY MARKET FUND/WF MONEY MARKET FUND

      Both Funds are primarily subject to the risks associated with investing in debt securities, municipal securities and U.S. Government obligations, as described above. Both Funds seek to preserve the value of shareholders' investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds are subject to the risks associated with debt securities and U.S. Government obligations, as described above. Because both Funds maintain portfolios with short maturities, each is subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities. In addition, the WF Money Market Fund may invest without limitation in high-quality, dollar-denominated, short-term obligations of foreign issuers. Foreign obligations may be subject to additional risks, as described above.

STRONG MUNICIPAL MONEY MARKET FUND/WF MUNICIPAL MONEY MARKET FUND

      Because the WF Municipal Money Market Fund will follow substantially similar investment policies and restrictions as the Strong Municipal Money Market Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds seek to preserve the value of shareholders' investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds are primarily subject to the risks associated with investments in debt securities, municipal securities, and U.S.

Government obligations, as described above. Because both Funds maintain portfolios with short maturities, each is subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities.

STRONG OPPORTUNITY FUND/WF OPPORTUNITY FUND

      Because the WF Opportunity Fund will follow substantially similar investment policies and restrictions as the Strong Opportunity Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in equity securities, as described above. In addition, both Funds are subject to the risks associated with investing in smaller companies. The Funds are also subject to the risks associated with investments in foreign securities. Both Funds are subject to the same limitation on the amount they may invest in foreign securities (up to 25%).

STRONG OVERSEAS FUND/WF OVERSEAS FUND

      Because the WF Overseas Fund will follow substantially similar investment policies and restrictions as the Strong Overseas Fund, there are no material differences in the risks associated with investing in the Funds, except to the extent the WF Overseas Fund's more flexible definition of overseas securities allows it to choose from a broader array of securities. Both Funds are primarily subject to the risks associated with investments in equity securities and foreign securities, as described above.

STRONG SHORT-TERM BOND FUND/STRONG SHORT-TERM INCOME FUND/WF SHORT-TERM BOND
FUND

      Because the WF Short-Term Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short-Term Bond Fund, there are no material differences in the risks associated with investing in these Funds. Because the WF Short-Term Bond Fund may invest up to 25% of total assets in below-investment grade securities it is subject to greater high-yield securities risk than the Strong Short-Term Income Fund, which is required to invest 100% of its assets in investment grade securities. All three of these Funds are primarily subject to the risks associated with active trading and investments in debt securities, stripped securities, dollar-denominated foreign securities, and mortgage- and asset-backed securities as described above. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG SHORT-TERM HIGH YIELD BOND FUND/WF SHORT-TERM HIGH YIELD BOND FUND

      Because the WF Short-Term High Yield Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short-Term High Yield Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in debt securities, stripped securities, and high-yield securities, as well as active trading, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Short-Term High Yield Bond Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Short-Term High Yield Bond Fund (up to 30%), the WF Short-Term High Yield Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing any exposure to foreign currency risk.

STRONG SHORT-TERM MUNICIPAL BOND FUND/STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND/WF SHORT-TERM MUNICIPAL BOND FUND

      Because the WF Short-Term Municipal Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short-Term High Yield Municipal Fund, there are no material differences in the risks associated with investing in these Funds. Because the WF Short-Term Municipal Bond Fund and Strong Short-Term Municipal Bond Fund may only invest up to 15% of total assets in below investment grade securities, they are subject to much less high-yield securities risk than the Strong Short-Term High Yield Municipal Fund, which normally invests at least 65% of its assets in medium and lower quality securities. All three of these Funds are primarily subject to the risks associated with active trading and investments in U.S. government obligations, municipal securities and debt securities as described above. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG SMALL/MID CAP VALUE FUND/WF SMALL/MID CAP VALUE FUND

      Because the WF Small/Mid Cap Value Fund will follow substantially similar investment policies and restrictions as the Strong Small/Mid Cap Value Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in equity securities, as described above. In addition, both Funds are subject to the risks associated with investing in smaller companies. The Funds may be also subject to the risks associated with investments in foreign securities. Both Funds are subject to an express limitation on the amount they may invest in foreign securities (up to 30%). The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG SMALL COMPANY VALUE FUND/[WF SMALL CAP DISCIPLINED FUND]

      Because the WF Small Cap Disciplined Fund will follow substantially similar investment policies and restrictions as the Strong Small Company Value Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in equity securities, as described above. In addition, both Funds may be subject to the risks associated with investing in smaller companies. The Funds may be also subject to the risks associated with investments in foreign securities. Both Funds are subject to the same express limitation on the amount they may invest in foreign securities (up to 25%).

STRONG ULTRA SHORT-TERM INCOME FUND/WF ULTRA SHORT-TERM INCOME FUND

      Both Funds are subject to the same principal risks. Specifically, both Funds are primarily subject to the risks associated with investments in debt securities, U.S. government obligations, mortgage- and asset-backed securities, stripped securities, and high-yield securities, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Ultra Short-Term Income Fund may invest in a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Ultra Short-Term Income Fund (up to 30%), the WF Ultra Short-Term Income Fund may only invest in dollar-denominated debt securities of foreign issuers and thus, the Fund is not exposed to foreign currency risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND/WF ULTRA SHORT TERM MUNICIPAL INCOME FUND

      Because the WF Ultra Short Term Municipal Income Fund will follow substantially similar investment policies and restrictions as the Strong Ultra Short-Term Municipal Income Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in debt securities, as described above. The Funds may be also subject to the risks associated with investments in U.S. Government obligations, municipal securities and high yield securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

STRONG WISCONSIN TAX-FREE FUND/WF WISCONSIN TAX-FREE FUND

      Because the WF Wisconsin Tax-Free Fund will follow substantially similar investment policies and restrictions as the Strong Wisconsin Tax-Free Fund, there are no material differences in the risks associated with investing in the Funds. Specifically, both Funds are primarily subject to the risks associated with active trading and investments in debt securities, high-yield securities, municipal bonds and U.S. Government obligations, as described above. Specifically, both Funds invest principally in obligations of Wisconsin issuers, and so may be subject to risks associated with the economic conditions in the State of Wisconsin, which could affect Wisconsin municipal securities. For example, the Wisconsin economy relies significantly on its dairy, motor vehicle, and paper product industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin's municipal securities. The Funds also may be subject to risks associated with the use of derivatives, as described above. The Funds are also subject to risks associated with active trading and investments in U.S. Government obligations and municipal securities.

COMPARISON OF ACCOUNT FEATURES AND SERVICES

      The following compares the distribution arrangements, pricing policies, class structure, purchase, redemption and exchange policies, redemption fees, and distribution policies of the Strong Funds and Wells Fargo Funds.

      DISTRIBUTION ARRANGEMENTS. As the principal underwriter for the Strong Funds, Strong Investments, Inc. ("SII") uses its best efforts to distribute shares of the Funds on a continuous basis. Stephens Inc. ("Stephens") currently acts, and Wells Fargo Funds Distributor, LLC ("Funds Distributor") has been approved to act, beginning at or before the closing of the Reorganization, as the principal underwriter for the Wells Fargo Funds. Each of Stephens and Funds Distributor (collectively, "Wells Distributor") shall use its best efforts to distribute shares of the Funds on a continuous basis. Both Strong Funds and Wells Fargo Funds shares may be sold through broker-dealers and others who have entered into sales agreements with their principal underwriter. Investor Class, Advisor Class, Institutional Class, Class C, and Class K shares of the Strong Funds and Investor Class, Advisor Class, Institutional Class, Select Class, and Class C shares of the Wells Fargo Funds are offered for sale at the next determined net asset value ("NAV") per share. Class C shares are subject to a contingent deferred sales charge ("CDSC"), based on a percentage of the original purchase price. A portion of the sales charges payable may be reallocated to retail dealers involved in the transaction. SII and SCM are affiliated. Funds Distributor and Funds Management are affiliated. Stephens is not affiliated with Funds Management.

      The Strong Corporate Bond, Strong Growth 20, Strong Growth and Income, Strong Heritage Money, Strong High-Yield Bond, Strong Opportunity, Strong Short-Term Bond, Strong Short-Term High Yield Bond, Strong Ultra Short-Term Income, and Strong Ultra Short-Term Municipal Income Funds, on behalf of each Fund's Advisor Class shares; the Strong Growth and Strong Government Securities Funds, on behalf of each Fund's Advisor Class and Class C shares; the Strong Endeavor, Strong Large Company Growth, Strong Short-Term Income, Strong Small Company Value, and Strong Small/Mid Cap Value Funds, on behalf of each Fund's Investor Class shares; the Strong Minnesota Tax-Free and Strong Wisconsin Tax-Free Funds, on behalf of each Fund's Investor and Class C shares; and the Strong Short-Term Municipal Bond Fund, on behalf of the Fund's Class C shares, has adopted a distribution and service plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"). The Plan was adopted by the Board, including a majority of the Directors who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Each Strong Fund is authorized to make payments to SII in connection with the distribution and shareholder services provided with respect to Advisor Class, Class C, and certain Investor Class shares at the annual rate of 0.25% of the Strong Fund's average daily net assets attributable to Investor Class and Advisor Class shares, and at the annual rate of up to 1.00% of the Strong Fund's average daily net assets attributable to Class C shares, out of which 0.25% may be used for service fees. Amounts received by SII under the Rule 12b-1 plan may be spent for any activities or expenses primarily intended to result in the sale of shares or the servicing of shareholders. The Strong Funds' Rule 12b-1 plan is a compensation plan because payments under the plan are made for services rendered regardless of the level of expenditures made by SII.

      The Wells Fargo Funds that offer Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) under the 1940 Act and Rule 12b-1 for their Class C shares. The Plan was adopted by the Wells Fargo Funds Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related distribution agreement, the Class C shares of the Funds pay Wells Distributor on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to the Class C shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. The actual fee payable by a Fund's Class C shares is determined, within such limits, from time to time by mutual agreement between the Wells Fargo Funds and Wells Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. Wells Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from Wells Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. Wells Distributor may retain any portion of the total distribution fee payable to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

      In addition, the Wells Fargo Funds that offer Class C, Class Z, Advisor Class, Institutional Class and Investor Class shares have adopted a shareholder servicing plan and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank and Funds Management. The shareholder servicing plan and related agreements were adopted by the Wells Fargo Funds Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the shareholder servicing plan, each Fund is authorized to make payments not to exceed 0.25% of the Fund's average daily net assets attributable to Class C, Class Z, Advisor Class, Institutional Class and Investor Class shares.

      PRICING POLICIES. The NAV of a mutual fund, plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of the fund. The NAV for the Strong Funds is calculated in the same manner as the NAV for the Wells Fargo Funds, although methods used to value the securities held by the Funds may be slightly different.

      The NAV for both the Strong Funds and the non-money market Wells Fargo Funds is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually, 4:00 p.m. Eastern Time ("ET")) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, the NAV may be calculated at a different time. The NAV for the WF Heritage Money Market Fund is calculated at 5:00 p.m. ET, WF Money Market Fund at 3:00 p.m. ET and the WF Municipal Money Market Fund and WF National Tax-Free Money Market Fund at 12:00 noon ET. The NAV of each Class of shares of the Strong Funds and Wells Fargo Funds is calculated by taking the value of each Fund's total assets attributable to that class, subtracting all its liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued and applied daily when determining the NAV.

      Generally, the market value of the Strong Life Stage Series Portfolios' securities is based on the NAV of each of the underlying fund shares held by the Fund. For those underlying funds and the other Strong Funds, generally, equity securities traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the Nasdaq Stock market are valued each business day using the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Other exchange-traded securities (generally foreign securities) are valued based on market quotations. If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

      Debt securities may be valued by pricing services that utilize electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, bid and asked prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Board determines that the fair value of such securities is their amortized cost. Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when the NAV is not calculated. As a result, the value of a Fund's investments may change on days when shares may not be purchased or redeemed. In addition, a foreign exchange may not value its listed securities at the same time that the NAV is calculated. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when the NAV is calculated, including movements of the domestic market, generally will be reflected in a Fund's NAV if Strong Investor Services, Inc. ("SIS"), under the supervision of the Board, determines that such events require fair valuation of those foreign securities that may be affected by the event.

      The market price of the WF Life Stage Portfolios is based on the NAV of each of the underlying fund shares held by the Fund. For those underlying funds and other Wells Fargo Funds, securities are generally valued at current market prices, which are based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the NOCP and if no NOCP is available, then at the last reported sales price. The Wells Fargo Funds use fair value pricing methods to determine the values of certain investments, including if the Fund believes that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, are used in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than the NAVs based on the closing price or latest quoted bid price.

      In addition, the Strong Funds and the Wells Fargo Funds may not use the same pricing services, which could result in pricing differences at the time of the Reorganization.

      See the Strong Funds and Wells Fargo Funds SAIs, which are incorporated by reference herein, for further information.

      CLASS STRUCTURE. The Strong Funds may offer up to eight share classes (Investor, Advisor, Institutional, A, B, C, K, and Z). The Wells Fargo Funds may offer up to thirteen share classes (Investor, Investor - Liquidity Money Market Reserve, Administrator, Advisor, Institutional, Select, Service, Trust, A, B, C, D, and Z), each with a different combination of sales charges, fees, eligibility requirements and other features. Only the Investor Class, Advisor Class, Institutional Class, Select Class, Class C, Class K and Class Z shares are described in this Prospectus/Proxy Statement.

   INVESTOR CLASS, ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, SELECT CLASS, CLASS K AND CLASS Z

   You can buy Investor Class, Administrator Class, Advisor Class, Institutional Class, Select Class, Class K and Class Z shares at the offering price, which is the NAV without an up-front sales charge. Class K and Class Z shares of the Strong Funds are available only to eligible investors, as set forth in the Strong Funds prospectuses and SAIs, which are incorporated herein by reference. Institutional Class, Investor Class, Select Class and Class Z shares of the Wells Fargo Funds also are available only to eligible investors, as set forth in this Prospectus/Proxy Statement and the Wells Fargo Funds' SAIs which are incorporated herein by reference.

   CLASS C

      You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. However, if you sell (redeem) your Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% based on your original purchase price for the shares. Class C shares are not available for purchases of $1 million or more.

      In calculating the CDSC for the Strong Funds, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Strong Funds use the first-in, first-out method when calculating the CDSC.

      To determine whether the CDSC applies to a redemption, the Wells Fargo Funds will first redeem shares acquired by reinvestment of any distributions, as such shares are exempt from CDSCs, and then will redeem shares using the first-in, first-out method.

      CDSCs may be waived for certain redemptions and distributions. For more information about CDSC waivers, please see the Strong Funds and Wells Fargo Funds SAIs which are incorporated by reference herein.

      PURCHASE, REDEMPTION, AND EXCHANGE POLICIES. The following chart describes the Wells Fargo Funds Class that will be distributed for each Class of the Strong Funds in the Reorganization.

-----------------------------------------------------------------------------------------------------------
     STRONG CLASS                   WELLS FARGO CLASS
-----------------------------------------------------------------------------------------------------------
     Investor Class            Investor Class (or Class Z-Strong Minnesota Tax-Free Fund only or
                               Administrator Class - Strong Florida Municipal Money Market, Strong
                               Heritage Money, and Strong Tax-Free Money Funds only)
-----------------------------------------------------------------------------------------------------------
     Advisor Class             Advisor Class (or Administrator Class-Strong Heritage Money Fund only)
-----------------------------------------------------------------------------------------------------------
     Institutional Class       Select Class (or Institutional Class-Strong Heritage Money Fund only)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     STRONG CLASS                   WELLS FARGO CLASS
-----------------------------------------------------------------------------------------------------------
     Class C                   Class C
-----------------------------------------------------------------------------------------------------------
     Class K                   Institutional Class
-----------------------------------------------------------------------------------------------------------
     Class Z                   Class Z
-----------------------------------------------------------------------------------------------------------

      The following chart highlights the purchase, redemption, and exchange policies for each relevant Class of the Wells Fargo Funds as compared to the policies of the related Class of the Strong Funds.

----------------------------------------------------------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND
EXCHANGE POLICIES                                STRONG FUNDS                                WELLS FARGO FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Minimum initial purchase                    Investor Class, Advisor Class, and Class    Investor Class:
(The Strong Funds and Wells Fargo Funds     C:                                               Regular Accounts: $2,500
may waive the minimum initial investment         Regular Accounts:  $2,500                   Retirement Account:  $1,000
under certain circumstances.)                    Education Savings Accounts,                 Systematic Purchase Program: $100
                                                 traditional Individual Retirement      Advisor Class and Class C:
                                                 Accounts ("IRAs"), Roth IRAs,               Regular Accounts: $1,000
                                                 SEP-IRAs, and UGMA/UTMAs:   $1,000          Retirement Accounts: $250
                                                 Simple IRAs and 403(b)(7), Keogh,      Select Class: $5 million
                                                 Pension Plan, and Profit Sharing       Administrator Class:
                                                 Plan accounts:  the lesser of $250            $1 million
                                                 or $25 per month                       Institutional Class:
                                            Institutional Class:                               Non-money market funds: $2 million
                                                 All Funds, except Strong Heritage             Money-market funds: $10 million
                                                 Money, Strong Ultra Short-Term
                                                 Income, and Strong Ultra Short-Term
                                                 Municipal Income Funds: $1 million,
                                                 except for registered investment
                                                 advisers with an initial investment
                                                 of at least $250,000.
                                                    Strong Heritage Money Fund:
                                                    $250,000.
                                                    Strong Ultra Short-Term Income
                                                    and Strong Ultra Short-Term
                                                    Municipal Income Funds:
                                                    $5 million, except for registered
                                                    investment advisers with an
                                                    initial investment of at least
                                                    $250,000.
                                            Class K: No minimum.
----------------------------------------------------------------------------------------------------------------------------------
Additional investments                      Investor Class, Advisor Class, and Class    Investor Class, Advisor Class, Class C:
                                            C:                                                $100
                                                    Regular Accounts: $100              Administrator Class, Select Class and
                                                    Education Savings Accounts,         Institutional Class:
                                                    traditional IRAs, Roth IRAs,              No minimum
                                                    SEP-IRAs, and UGMA/UTMAs: $100
                                                    Simple IRAs and 403(b)(7), Keogh,
                                                    Pension Plan, and Profit Sharing
                                                    Plan accounts: $50
                                            Institutional Class and Class K:
                                                    No minimum
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND
EXCHANGE POLICIES                                STRONG FUNDS                                WELLS FARGO FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Purchases                                   Investor Class:                             Administrator Class, Investor Class and
                                                 Shares may be purchased by mail,       Class Z:
                                                 phone, automatic investment plan,             Shares may be purchased by mail,
                                                 Payroll Direct Deposit or wire, at            phone, Systematic Purchase
                                                 Investor Centers, online,  or                 Program, Payroll Direct Deposit,
                                                 through an intermediary, subject to           at the Investor Center, online,
                                                 certain conditions.                           [WIRE] or through an intermediary,
                                            Advisor Class:                                     subject to certain conditions.
                                                 Shares may be purchased through an     Advisor Class, Select Class, and
                                                 intermediary or by wire, subject to    Institutional Class:
                                                 certain conditions.                           Non-Money Market Funds:
                                            Institutional Class:                               Shares may be purchased through an
                                                 Shares may be purchased by mail, by           intermediary, subject to certain
                                                 phone, by wire, online, and through           conditions.
                                                 an intermediary, subject to certain           Money Market Funds:
                                                 conditions.                                   Shares may be purchased by mail,
                                            Class C:                                           phone or wire, online, or through
                                                 Shares may be purchased through an            an intermediary, subject to
                                                 intermediary, by automatic                    certain conditions.
                                                 investment plan (if offered by the     Class C:
                                                 intermediary), or by wire, subject            Shares may be purchased by mail,
                                                 to certain conditions.                        phone, by Systematic Purchase
                                            Class K:                                           Program, by Payroll Direct
                                                 [RETIREMENT PLAN PARTICIPANTS MAY             Deposit, online, by wire, or
                                                 EXCHANGE SHARES FOR SHARES BY PHONE           through an intermediary, subject
                                                 OR ONLINE OF ANOTHER FUND OFFERED BY          to certain conditions.
                                                 THE RETIREMENT PLAN.]
----------------------------------------------------------------------------------------------------------------------------------
Redemptions                                 Investor Class:                             Administrator Class, Investor Class and
                                                Redemption requests may be submitted    Class Z:
                                                by mail, phone, Systematic Withdrawal       Redemption requests may be submitted
                                                Plan, or wire, online, at the               by mail, phone, or Systematic
                                                Investor Center, or through an              Withdrawal Program, online, at the
                                                intermediary, subject to certain            Investor Center, or through an
                                                conditions.                                 intermediary, subject to certain
                                            Advisor Class:                                  conditions.
                                                Redemption requests may be submitted    Advisor Class, Select Class, and
                                                through an intermediary or by wire,     Institutional Class:
                                                subject to certain conditions.              Non-Money Market Funds:
                                            Institutional Class:                            Redemption requests may be submitted
                                                Redemption requests may be submitted        through an intermediary, subject to
                                                by mail, by wire, by phone, online,         certain conditions.
                                                and through an intermediary, subject        Money Market Funds:
                                                to certain conditions.                      Redemption requests may be submitted
                                            Class C:                                        through an intermediary and by
                                                Redemption requests may be submitted        Systematic Withdrawal Plan (if
                                                through an intermediary and by              offered by the intermediary), subject
                                                Systematic Withdrawal Plan (if              to certain conditions.
                                                offered by the intermediary), subject   Class C:
                                                to certain conditions.                      Redemption requests may be submitted
                                            Class K:                                        by mail, by phone, by Systematic
                                                Retirement plan participants may            Withdrawal Program, online, or
                                                exchange shares online or by phone          through an intermediary, subject to
                                                for shares of another Fund offered by       certain conditions.
                                                the retirement plan.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND
EXCHANGE POLICIES                                STRONG FUNDS                                WELLS FARGO FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Exchange privileges                         You may exchange shares between like        Exchanges may be made, subject to
                                            share classes of any Strong Fund for        eligibility requirements, between like
                                            accounts with the same registered owners    share classes of any Wells Fargo Fund.
                                            and taxpayer identification numbers.        In addition, Class C shares may be
                                            Class Z shares may be exchanged for         exchanged for Class A shares of the WF
                                            Investor Class shares and, if the           Money Market Fund, Class Z shares may be
                                            investor is eligible for Class Z shares,    exchanged for Investor Class shares, and
                                            vice versa.                                 Investor Class shares may be exchanged
                                                                                        for Class Z shares if the investor is
                                                                                        eligible.  Exchanges may be made by
                                                                                        Systematic Exchange Program, subject to
                                                                                        certain conditions.
----------------------------------------------------------------------------------------------------------------------------------

      For more information on purchase, redemption, and exchange policies, please see the Strong Funds prospectuses and SAIs and the Wells Fargo Funds' SAIs, which are incorporated herein by reference.

      With respect to investment minimums, the Strong Funds may charge an annual fee on accounts in Investor Class shares that fail to meet the initial investment minimum amount, and reserve the right to close an account in any class of shares that does not meet the minimum, upon 60 days notice. Funds Management does not charge a low balance fee, but does reserve the right to close accounts in any class of shares under similar circumstances.

      With respect to checkwriting, accounts in the Strong money market and fixed income Funds with the checkwriting option at the Effective Time of the Reorganization will continue to offer checkwriting in the corresponding Wells Fargo Fund. In addition, new accounts in the Investor Class shares of the WF Money Market, WF Municipal Money Market, WF Heritage Money Market, WF National Tax-Free Money Market, WF Short-Term Bond, WF Short-Term Municipal Bond, WF Ultra Short-Term Income, and WF Ultra Short-Term Municipal Income Funds will also offer checkwriting.

REDEMPTION FEES. The following table compares the redemption fees charged on the stated Funds:

----------------------------------------------------------------------------------------------------------------------
                                       REDEMPTION     HOLDING                              REDEMPTION      HOLDING
     ACQUIRED FUND                        FEE         PERIOD         ACQUIRING FUND           FEE          PERIOD
----------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund                    1%        30 days      WF Asia Pacific Fund        2%          90 days
----------------------------------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund                 1%        180 days     WF High Income Fund         2%          90 days
----------------------------------------------------------------------------------------------------------------------
Strong Index 500 Fund                      0.50%      180 days     WF Index Fund               --          --
----------------------------------------------------------------------------------------------------------------------
Strong Large Company Growth Fund            1%        360 days     WF Capital Growth Fund      --          --
----------------------------------------------------------------------------------------------------------------------
Strong Overseas Fund                        1%        30 days      WF Overseas Fund            2%          90 days
----------------------------------------------------------------------------------------------------------------------
Strong Short-Term High Yield                   --          --      WF Short-Term High          2%          90 days
Bond Fund                                                          Yield Bond Fund
----------------------------------------------------------------------------------------------------------------------

      Shares of the Acquiring Funds purchased after the Reorganization will be subject to the new fees and holding periods, as shown above. Shares of the Acquiring Funds that are distributed in the Reorganization will not be subject to a redemption fee.

      The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

      To determine whether the redemption fee applies, the Acquiring Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

      The redemption fee will be waived on sales or exchanges of Acquiring Fund shares made under the following circumstances:

      o     Shares that were purchased with reinvested distributions.

      o In order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to Internal Revenue Service guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

      o In the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by Internal Revenue Code Section 72(m)(7).)

      o At the direction of Funds Management, for example, in order to complete a merger.

      o     Due to participation in the Systematic Withdrawal Program.

      In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Acquiring Funds generally will not assess a redemption fee on redemptions of shares held through such accounts.

      DISTRIBUTION POLICIES. The Strong Funds and Wells Fargo Funds make distributions of net investment income, if any, as shown below and capital gains, if any, at least annually.

              ----------------------------------------------------------------------------------------------------
              FUND                                                     DAILY(1)       QUARTERLY       ANNUALLY
              ----------------------------------------------------------------------------------------------------
              All fixed-income and money market Strong Funds and           X
              Wells Fargo Funds
              ----------------------------------------------------------------------------------------------------
              Strong Life Stage Series - Conservative Portfolio
              WF Life Stage - Conservative Portfolio
              Strong Dividend Income Fund
              WF Dividend Income Fund
              Strong Growth and Income Fund
              WF Growth and Income Fund
              Strong Balanced Fund
              WF Balanced Fund                                                            X
              ----------------------------------------------------------------------------------------------------
              All other Strong Funds and Wells Fargo Funds                                                X
              ----------------------------------------------------------------------------------------------------

(1) Distributions are declared daily and paid monthly. The income declared daily as a distribution for the Strong Heritage Money Fund and the WF Heritage Money Market Fund is based on estimates of net investment income for that Fund. The Fund's actual income may differ from estimates, and the differences, if any, will be included in the calculation of subsequent distributions for that Fund.

      Investors in the Strong Florida Municipal Money Market, Strong Heritage Money, Strong Money Market, Strong Municipal Money Market, and Strong Tax-Free Money Funds and the WF National Tax-Free Money Market, WF Heritage Money Market, WF Money Market, and WF Municipal Money Market Funds may earn a dividend on the same day of the investment in those Funds if they meet certain requirements.

      Distributions from the Strong Funds and the Wells Fargo Funds are automatically reinvested in additional shares unless another option is available and chosen. All classes of the Wells Fargo Funds and the Investor Class, Advisor Class and Class C shares of the Strong Funds, also have the option to receive distributions via check, have them automatically invested in another Fund, or have them automatically deposited into a bank account. For the

Strong Funds Institutional Class shares, other options are to receive checks for these payments or have them credited to a bank account by Electronic Funds Transfer. For both Fund families, if checks remain uncashed for six months or are undeliverable by the Post Office, the distributions may be reinvested. Any distribution from a Wells Fargo Fund returned because of an invalid banking instruction is sent to the address of record by check, and future distributions are automatically reinvested.

      GENERAL. CERTAIN OTHER WELLS FARGO FUNDS SERVICES AND FEES MAY BE DIFFERENT THAN THOSE OF THE STRONG FUNDS. FOR MORE INFORMATION, PLEASE READ THE STRONG FUNDS PROSPECTUSES AND SAIS AND THE WELLS FARGO FUNDS SAIS, WHICH ARE INCORPORATED BY REFERENCE HEREIN.

COMPARISON OF INVESTMENT ADVISERS AND INVESTMENT ADVISORY FEES

      Funds Management, a registered investment adviser, currently serves as primary investment adviser for the existing Acquiring Funds, and will assume primary investment advisory responsibilities for the new Funds when they commence operations. Funds Management is responsible for implementing the investment policies and guidelines for the Wells Fargo Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Wells Fargo Funds. Thus, by approving the Reorganization, shareholders of the Strong Funds are, in effect, approving an investment advisory arrangement between Funds Management and each Acquiring Fund. Funds Management was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States, and one of the largest banks in the United States. As of June 30, 2004, Funds Management managed over $76 billion in mutual fund assets.

      SCM, a Wisconsin corporation, is a registered investment adviser that has provided investment advice and management services for mutual funds and other investment portfolios, and individual and institutional accounts, such as pension and profit-sharing plans, since 1974. SCM currently serves as the investment adviser to each Strong Fund (except Strong Index 500 Fund, Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series - Conservative Portfolio and Strong Life - Stage Series- Moderate Portfolio) and, in such capacity, is responsible for either the day-to-day investment management activities of the Funds or the sub-advisers who are responsible for the day-to-day portfolio management of the Strong Funds. As of June 30, 2004, SCM had over $31.5 billion in assets under management. Wells Capital, an affiliate of Funds Management, expects to engage a majority of the investment professionals that currently manage the Strong Funds to provide management services at the closing of the Transaction contemplated by the Asset Purchase Agreement ("Transaction").

      The following chart highlights the annual contractual rate of investment advisory fees payable by each Strong Fund and Acquiring Fund as a percentage of average daily net assets.

        ----------------------------------------------------------------------------------------
                   STRONG FUND/ACQUIRING FUND                 ADVISORY FEE (CONTRACTUAL)
        ----------------------------------------------------------------------------------------
        Strong Asia Pacific Fund                          0.75%   $0 - $4 billion
                                                          0.725%  next $2 billion
                                                          0.70%   $6 billion and above

        WF ASIA PACIFIC FUND (NEW)                        1.10%   $0 - $499 million
                                                          1.05%   $500 - $999 million
                                                          1.00%   $1 billion - $2.99 billion
                                                          0.975%  $3 billion - $4.99 billion
                                                          0.95%   $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Balanced Fund                              0.60%   $0 - 35 million
                                                          0.55%   above $35 million

        WF BALANCED FUND (NEW)                            0.65%   $0 - $499 million
                                                          0.60%   $500 - $999 million
                                                          0.55%   $1 billion - $2.99 billion
                                                          0.525%  $3 billion - $4.99 billion
                                                          0.50%   $5 billion and above
        ----------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------
                   STRONG FUND/ACQUIRING FUND                 ADVISORY FEE (CONTRACTUAL)
        ----------------------------------------------------------------------------------------
        Strong Corporate Bond Fund                         0.375% $0 - $4 billion
                                                           0.35%  next $2 billion
                                                           0.325% $6 billion and above

        WF CORPORATE BOND FUND (NEW)                       0.45%  $0 - $499 million
                                                           0.40%  $500 - $999 million
                                                           0.35%  $1 billion - $2.99 billion
                                                           0.325% $3 billion - $4.99 billion
                                                           0.30%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Discovery Fund                              0.75%

        WF DISCOVERY FUND (NEW)                            0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Dividend Income Fund(1)                     0.70%  $0 - $4 billion
                                                           0.675% next $2 billion
                                                           0.65%  $6 billion and above

        WF DIVIDEND INCOME FUND (NEW)                      0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Dow 30 Value Fund                           0.55%

        WF DIVIDEND INCOME FUND (NEW)                      0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Endeavor Fund                               0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%  $6 billion and above

        WF CAPITAL GROWTH FUND (NEW)                       0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Energy Fund                                 0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%  $6 billion and above

        WF DIVIDEND INCOME FUND (NEW)                      0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Enterprise Fund                             0.75%    $0 - $4 billion
                                                           0.725%   next $2 billion
                                                           0.70%    $6 billion and above
        -----------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------
                   STRONG FUND/ACQUIRING FUND                 ADVISORY FEE (CONTRACTUAL)
        ----------------------------------------------------------------------------------------
        WF ENTERPRISE FUND (NEW)                           0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Florida Municipal Money Market Fund         0.15%

        WF NATIONAL TAX-FREE MONEY MARKET FUND             0.10%
        -----------------------------------------------------------------------------------------
        Strong Government Securities Fund                  0.35%  $0 - $4 billion
                                                           0.325% next $2 billion
                                                           0.30%  $6 billion and above

        WF GOVERNMENT SECURITIES FUND (NEW)                0.45%  $0 - $499 million
                                                           0.40%  $500 - $999 million
                                                           0.35%  $1 billion - $2.99 billion
                                                           0.325% $3 billion - $4.99 billion
                                                           0.30%   $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Growth Fund                                 0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%  $6 billion and above

        WF GROWTH FUND (NEW)                               0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Growth 20 Fund                              0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%  $6 billion and above

        WF GROWTH FUND (NEW)                               0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Growth and Income Fund                      0.55%

        WF GROWTH AND INCOME FUND (NEW)                    0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Heritage Money Fund                         0.15%

        WF HERITAGE MONEY MARKET FUND (NEW)                0.10%
        -----------------------------------------------------------------------------------------
        Strong High-Yield Bond Fund                        0.375% $0 - $4 billion
                                                           0.35%  next $2 billion
                                                           0.325% $6 billion and above

        WF HIGH INCOME FUND (NEW)                          0.55%  $0 - $499 million
        -----------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------
                   STRONG FUND/ACQUIRING FUND                 ADVISORY FEE (CONTRACTUAL)
        ----------------------------------------------------------------------------------------
                                                           0.50%  $500 - $999 million
                                                           0.45%  $1 billion - $2.99 billion
                                                           0.425% $3 billion - $4.99 billion
                                                           0.40%  $5 billion and above
        -------------------------------------------------------------------------------------------------
        Strong Index 500 Fund                              No advisory fee

        WF INDEX FUND                                      0.10%  $0 - $999 million
                                                           0.075% $1 billion - $4.99 billion
                                                           0.05%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Intermediate Municipal Bond Fund            0.37%  $0 - $4 billion
                                                           0.345% next $2 billion
                                                           0.32%  $6 billion and above

        WF INTERMEDIATE TAX-FREE FUND (NEW)                0.40%  $0 - $499 million
                                                           0.35%  $500 - $999 million
                                                           0.30%  $1 billion - $2.99 billion
                                                           0.275% $3 billion - $4.99 billion
                                                           0.25%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Large Cap Core Fund                         0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%  $6 billion and above

        WF GROWTH AND INCOME FUND (NEW)                    0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Large Cap Growth Fund                       0.60%  $0-35 million
                                                           0.55%  Above $35 million

        WF LARGE CAP GROWTH FUND (NEW)                     0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Large Company Growth Fund                   0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%  $6 billion and above

        WF CAPITAL GROWTH FUND (NEW)                       0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Life Stage Series - Aggressive Portfolio    No advisory fee

        WF LIFE STAGE - AGGRESSIVE PORTFOLIO (NEW)         No advisory fee
        -----------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------
                   STRONG FUND/ACQUIRING FUND                 ADVISORY FEE (CONTRACTUAL)
        ----------------------------------------------------------------------------------------
        Strong Life Stage Series - Conservative Portfolio  No advisory fee

        WF LIFE STAGE - CONSERVATIVE PORTFOLIO (NEW)       No advisory fee

        ----------------------------------------------------------------------------------------
        Strong Life Stage Series - Moderate Portfolio      No advisory fee

        WF LIFE STAGE - MODERATE PORTFOLIO (NEW)           No advisory fee

        ----------------------------------------------------------------------------------------
        Strong Mid Cap Disciplined Fund                    0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%  $6 billion and above

        WF MID CAP DISCIPLINED FUND (NEW)                  0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Minnesota Tax-Free Fund                     0.37%  $0 - $4 billion
                                                           0.345% next $2 billion
                                                           0.32%  $6 billion and above

        WF MINNESOTA TAX-FREE FUND                         0.40%  $0 - $499 million
                                                           0.35%  $500 - $999 million
                                                           0.30%  $1 billion - $2.99 billion
                                                           0.275% $3 billion - $4.99 billion
                                                           0.25%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Money Market Fund                           0.15%

        WF MONEY MARKET FUND                               0.30%  $0 - $999 million
                                                           0.275% $1 billion - $4.99 billion
                                                           0.25%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Municipal Money Market Fund                 0.15%

        WF MUNICIPAL MONEY MARKET FUND (NEW)               0.30%  $0 - $999 million
                                                           0.275% $1 billion - $4.99 billion
                                                           0.25%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Opportunity Fund                            0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%   $6 billion and above

        WF OPPORTUNITY FUND (NEW)                          0.75%  $0 - $499 million
                                                           0.70%  $500 - $999 million
                                                           0.65%  $1 billion - $2.99 billion
                                                           0.625% $3 billion - $4.99 billion
                                                           0.60%  $5 billion and above
        ----------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------
                   STRONG FUND/ACQUIRING FUND                 ADVISORY FEE (CONTRACTUAL)
        ----------------------------------------------------------------------------------------
        Strong Overseas Fund                               0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%  $6 billion and above

        WF OVERSEAS FUND (NEW)                             0.95%  $0 - $499 million
                                                           0.90%  $500 - $999 million
                                                           0.85%  $1 billion - $2.99 billion
                                                           0.825% $3 billion - $4.99 billion
                                                           0.80%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Short-Term Bond Fund                        0.375% $0 - $4 billion
                                                           0.35%  next $2 billion
                                                           0.325% $6 billion and above

        WF SHORT-TERM BOND FUND (NEW)                      0.45%  $0 - $499 million
                                                           0.40%  $500 - $999 million
                                                           0.35%  $1 billion - $2.99 billion
                                                           0.325% $3 billion - $4.99 billion
                                                           0.30%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Short-Term High Yield Bond Fund             0.375% $0 - $4 billion
                                                           0.35%  next $2 billion
                                                           0.325% $6 billion and above

        WF SHORT-TERM HIGH YIELD BOND FUND (NEW)           0.55%  $0 - $499 million
                                                           0.50%  $500 - $999 million
                                                           0.45%  $1 billion - $2.99 billion
                                                           0.425% $3 billion - $4.99 billion
                                                           0.40%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Short-Term High Yield Municipal Fund        0.35%  $0 - $4 billion
                                                           0.325% next $2 billion
                                                           0.30%  $6 billion and above

        WF SHORT-TERM MUNICIPAL BOND FUND (NEW)            0.40%  $0 - $499 million
                                                           0.35%  $500 - $999 million
                                                           0.30%  $1 billion - $2.99 billion
                                                           0.275% $3 billion - $4.99 billion
                                                           0.25%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Short-Term Income Fund                      0.375% $0 - $4 billion
                                                           0.35%  next $2 billion
                                                           0.325% $6 billion and above

        WF SHORT-TERM BOND FUND (NEW)                      0.45%  $0 - $499 million
                                                           0.40%  $500 - $999 million
                                                           0.35%  $1 billion - $2.99 billion
                                                           0.325% $3 billion - $4.99 billion
                                                           0.30%  $5 billion and above
        -----------------------------------------------------------------------------------------
        Strong Short-Term Municipal Bond Fund              0.25%  $0 - $4 billion
                                                           0.225% next $2 billion
                                                           0.20%  $6 billion and above

        WF SHORT-TERM MUNICIPAL BOND FUND (NEW)            0.40%  $0 - $499 million
                                                           0.35%  $500 - $999 million
                                                           0.30%  $1 billion - $2.99 billion
                                                           0.275% $3 billion - $4.99 billion
        -----------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------
                   STRONG FUND/ACQUIRING FUND                 ADVISORY FEE (CONTRACTUAL)
        ----------------------------------------------------------------------------------------
                                                           0.25%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Small Company Value Fund                    0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%  $6 billion and above

        WF SMALL CAP DISCIPLINED FUND (NEW)                0.90%  $0 - $499 million
                                                           0.85%  $500 - $999 million
                                                           0.80%  $1 billion - $2.99 billion
                                                           0.775% $3 billion - $4.99 billion
                                                           0.75%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Small/Mid Cap Value Fund                    0.75%  $0 - $4 billion
                                                           0.725% next $2 billion
                                                           0.70%  $6 billion and above

        WF SMALL/MID CAP VALUE FUND (NEW)                  0.90%  $0 - $499 million
                                                           0.85%  $500 - $999 million
                                                           0.80%  $1 billion - $2.99 billion
                                                           0.775% $3 billion - $4.99 billion
                                                           0.75%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Tax-Free Money Fund                         0.15%

        WF NATIONAL TAX-FREE MONEY MARKET FUND             0.10%
        ----------------------------------------------------------------------------------------
        Strong Ultra Short-Term Income Fund                0.30%  $0 - $4 billion
                                                           0.275% next $2 billion
                                                           0.25%  $6 billion and above

        WF ULTRA SHORT-TERM INCOME FUND (NEW)              0.45%  $0 - $499 million
                                                           0.40%  $500 - $999 million
                                                           0.35%  $1 billion - $2.99 billion
                                                           0.325% $3 billion - $4.99 billion
                                                           0.30%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Ultra Short-Term Municipal Income Fund      0.30%  $0 - $4 billion
                                                           0.275% next $2 billion
                                                           0.25%  $6 billion and above

        WF ULTRA SHORT-TERM MUNICIPAL INCOME FUND (NEW)    0.40%  $0 - $499 million
                                                           0.35%  $500 - $999 million
                                                           0.30%  $1 billion - $2.99 billion
                                                           0.275% $3 billion - $4.99 billion
                                                           0.25%  $5 billion and above
        ----------------------------------------------------------------------------------------
        Strong Wisconsin Tax-Free Fund                     0.37%  $0 - $4 billion
                                                           0.345% next $2 billion
                                                           0.32%  $6 billion and above

        WF WISCONSIN TAX-FREE FUND (NEW)                   0.40%  $0 - $499 million
                                                           0.35%  $500 - $999 million
                                                           0.30%  $1 billion - $2.99 billion
                                                           0.275% $3 billion - $4.99 billion
                                                           0.25%  $5 billion and above
        ----------------------------------------------------------------------------------------

(1) If the sub-adviser does not meet certain performance criteria set forth in the applicable sub-advisory agreement, the advisory fee paid by the Fund to SCM is reduced by an amount equal to the difference between the fee SCM would have paid the sub-adviser had the performance criteria been met and the actual sub-advisory fee paid to the sub-adviser by SCM.

      Wells Capital, a wholly-owned subsidiary of Wells Fargo Bank, and an indirect wholly-owned subsidiary of Wells Fargo & Company, directly provides or will provide sub-advisory services to each of the Acquiring Funds, except the WF Growth and Income Fund, and the WF Overseas Fund. As of June 30, 2004, Wells Capital provided advisory services for over $124 billion in assets.

      Matrix Asset Advisors, Inc. ("Matrix"), will directly provide sub-advisory services to the WF Growth and Income Fund, and will be responsible for the day-to-day investment management activities of the Fund. Matrix provides investment advisory services to individuals, endowments, and pension accounts. As of June 30, 2004, Matrix managed $1.43 million in assets.

      New Star Institutional Managers Limited ("New Star"), will directly provide sub-advisory services to the WF Overseas Fund, and will be responsible for the day-to-day investment management activities of the Fund. New Star is an independent London-based manager of international equities and fixed income securities, and is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is a registered investment adviser with the U.S. Securities and Exchange Commission. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of June 30, 2004, New Star had approximately U.S. $5.5 billion under management.

OTHER PRINCIPAL SERVICE PROVIDERS

      The following is a list of principal service providers for the Strong Funds and the Acquiring Funds:

       ----------------------------------------------------------------------------------------
                                                 SERVICE PROVIDERS(1)

       SERVICE                    STRONG FUNDS                   WELLS FARGO FUNDS
       ----------------------------------------------------------------------------------------
       INVESTMENT ADVISER         Strong Capital                 Wells Fargo Funds
                                  Management, Inc.               Management, LLC
                                  P.O. Box 2936                  525 Market Street
                                  Milwaukee, WI 53201            San Francisco, CA 94105
                                  (investment adviser to each
                                  of the Strong Funds except
                                  the Strong Life Stage Series
                                  - Aggressive, Conservative
                                  and Moderate Portfolios, and
                                  the Strong Index 500 Fund(2))

       SUB-ADVISER                W.H. Reaves & Co., Inc.
                                  10 Exchange Place, 18th Floor  Wells Capital Management
                                  Jersey City, NJ 07302          Incorporated
                                  (Sub-Adviser to the Strong     525 Market Street
                                  Dividend Income Fund)          San Francisco, CA 94105
                                                                 (Sub-Adviser to each Acquiring
                                  Scarborough Investment         Fund except the WF Growth and
                                                                 Income Fund and WF Overseas
                                                                 Fund)

----------
(1) If the proposals are approved, the Strong Funds are expected to transition from their current service providers to the Wells Fargo Funds service providers during the first quarter of 2005.

(2) The Strong Life Stage Series - Aggressive, Moderate and Conservative Portfolios invest in a number of underlying Strong Funds as directed by the Board. The Strong Index 500 Fund invests substantially all of its assets in a Master Investment Portfolio with substantially the same objective. The Master Investment Portfolio is managed by Barclays Global Fund Advisers, 45 Fremont Street, San Francisco, CA 94105.

       ----------------------------------------------------------------------------------------
                                                 SERVICE PROVIDERS(1)

       SERVICE                    STRONG FUNDS                   WELLS FARGO FUNDS
       ----------------------------------------------------------------------------------------
                                  Advisers, LLC
                                  23 Spring Street Suite 203
                                  Ossining, NY 10562
                                  (Sub-Adviser to the Strong     Matrix Asset Advisors, Inc.
                                  Energy Fund)                   747 Third Avenue
                                                                 31st Floor
                                                                 New York, NY 10017
                                                                 (Sub-Adviser to the WF Growth
                                                                 and Income Fund)

                                                                 New Star Institutional
                                                                 Managers Limited
                                                                 1 Knightsbridge Green, London,
                                                                 SW1X 7NE
                                                                 England
                                                                 (Sub-Adviser to the WF
                                                                 Overseas Fund)

       DISTRIBUTOR                Strong Investments, Inc.       Stephens Inc.
                                  P.O. Box 2936                  111 Center Street
                                  Milwaukee, WI 53201            Little Rock, AR  72201(3)
       ADMINISTRATOR              Strong Investor Services,
                                  Inc.                           Wells Fargo Funds Management,
                                                                 LLC
       CUSTODIAN                  State Street Bank and Trust    Wells Fargo Bank, N.A.
                                  Company                        6th Street & Marquette
                                                                 Minneapolis, MN  55479

                                                                 PFPC, Inc.
       FUND ACCOUNTANT            Strong Investor Services,      400 Bellevue Parkway
                                  Inc.(4)                        Wilmington, DE 19809

       TRANSFER AGENT AND         Strong Investor Services,      Boston Financial Data
       DIVIDEND DISBURSING AGENT  Inc.                           Services, Inc.
                                                                 1250 Hancock Street
                                                                 Quincy, MA 02169

       FUND COUNSEL               Godfrey & Kahn, S.C.           Morrison & Foerster LLP
                                  780 North Water Street         2000 Pennsylvania Avenue, N.W.
                                  Milwaukee, WI 53202            Washington, D.C.  20006

(3) Stephens Inc. currently acts, and Wells Fargo Funds Distributor, LLC, located at 525 Market Street, San Francisco, CA 94105, has been approved to act beginning at or before the closing of the Reorganization, as the distributor for the Wells Fargo Funds.

(4) Strong Investor Services, Inc. has contracted with State Street Bank & Trust Company to provide a number of fund accounting services to the Strong Funds.

      If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Funds service providers during the first quarter of 2005.

COMPARISON OF BUSINESS STRUCTURES

      Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each Fund's governing documents create additional operating rules and restrictions that the Funds must follow. Except for the Strong Florida Municipal Money Market Fund, the Strong Funds are organized as series of Wisconsin corporations whose operations are governed by their Articles of Incorporation and Bylaws and applicable Wisconsin law. The Strong Florida Municipal Money Market Fund, a series of the Strong Income Trust, and the Wells Fargo Funds, series of Wells Fargo Funds Trust, are organized as Delaware statutory trusts and are governed by their Trust Instrument/Declarations of Trust and By-laws (if applicable) and applicable Delaware law. The difference between operating as a series of a Wisconsin corporation or a Delaware statutory trust is not expected to significantly affect the operation of any Strong Fund or change the responsibilities, powers or fiduciary duty owed to shareholders by a Fund's board of directors or trustees and officers.

      Under Wisconsin and Delaware law, corporations and statutory trusts, respectively, are operated by their boards of directors or trustees and by officers appointed by the board. Wells Fargo Funds Trust has different Trustees and Officers than the Directors and Officers of the Strong Funds. For more information about the current Directors and Officers of the Strong Funds and the Trustees and Officers of Wells Fargo Funds Trust, consult the current Strong Funds and Wells Fargo Funds SAIs.

      Under Delaware law, shareholders of a statutory trust have the right to vote on matters as specified in the declaration of trust and by-laws, if any. The Declaration of Trust for Wells Fargo Funds Trust requires shareholder approval of a matter only if required under the federal securities laws or if the board decides to submit the matter to shareholders; and permits the board of trustees to amend the Declaration of Trust without shareholder approval unless the federal securities laws expressly require it. In contrast, under Wisconsin law, shareholders of a corporation have the right to vote on various significant matters. Among other things, Strong Fund shareholders have voting rights with respect to certain matters, such as mergers and consolidations, certain amendments to the Articles of Incorporation, and the sale of assets other than in the regular course of business. Thus, there are certain matters that Wells Fargo Funds Trust's Board of Trustees is able to accomplish without obtaining shareholder approval which the Strong Funds' Board is not able to accomplish without shareholder approval.

      Delaware law provides that shareholders of the Strong Florida Municipal Money Market Fund and the Wells Fargo Funds shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. In addition, the Trust Instrument/Declaration of Trust provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Under Delaware law and Funds Trust's Declaration of Trust, the trustees and officers of Funds Trust are indemnified against liabilities and expenses incurred in connection with proceedings relating to their positions as such, absent disabling conduct.

      Under Wisconsin law and the Strong Funds' Bylaws, each Strong Fund is required to indemnify its officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers and directors, except under certain limited circumstances involving wrongful conduct by the officers and directors. In addition, each Strong Fund has agreed to indemnify its directors who are not "interested persons," as defined in the 1940 Act, against all liability and expenses reasonably incurred or paid by such director in connection with any proceeding in which the director is involved by virtue of being a director of the Strong Fund. In addition,
Section 180.0622(2)(b) of the Wisconsin statutes provides that shareholders of a corporation organized under Chapter 180 of the Wisconsin statutes may be assessed up to the par value of their shares to satisfy the obligations of such corporation to its employees for services rendered, but not exceeding six months' service in the case of any individual employee. Certain Wisconsin courts have interpreted "par value" to mean the full amount paid by the purchaser of shares upon the issuance thereof. The Strong Funds have only one employee.

TERMS OF THE REORGANIZATION

      In each Reorganization, an Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of its corresponding Acquired Fund in exchange for shares of equal value of such Acquiring Fund. Each Reorganization is governed by the Reorganization Plan, a copy of which is attached as Exhibit F.

      The Reorganization Plan specifies the method of determining the net value of each Acquired Fund's assets and the net asset value of each Acquiring Class share. Wells Fargo will determine the number of shares of each Acquiring Class to issue by dividing the net value of the acquired assets attributable to the corresponding Acquired Class by the net asset value of one Acquiring Class share. To determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Acquired Assets being conveyed, the parties will use the standard valuation methods used by Wells Fargo Funds in determining daily net asset values.

      The Acquired Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Acquired Fund will be credited with shares of the corresponding class of the corresponding Acquiring Fund having an aggregate value equal to the Acquired Fund shares that the shareholder held immediately prior to the Effective Time. As soon as reasonably practicable following the steps described above, each Acquired Fund shall be liquidated and dissolved, transferring the Excluded Assets and Excluded Liabilities to a new trust, the Successor Trust. Excluded Assets, Excluded Liabilities and Successor Trust are defined in Reorganization Plan.

      As defined, Excluded Assets and Excluded Liabilities essentially include, without limitation, rights, claims or liabilities relating to allegations of mutual fund trading abuses and related matters contained in a complaint filed by the New York Attorney General and settled September 3, 2003 against Canary Capital Partners, LLC and various related defendants including certain shareholder class actions and derivative actions, any litigation or other proceeding arising out of the same or similar allegations, any litigation or other proceeding arising out of any investigations or other matters known to Strong Funds, and any personal trading in mutual funds by Richard S. Strong. Excluded Assets include rights to receive insurance proceeds, if any, and indemnification payments, if any, from SFC, relating to these matters. The Successor Trust is intended to resolve claims related to the Excluded Assets and Excluded Liabilities.

      Upon resolution by the Successor Trust of these claims, the proceeds from an Acquired Fund's Excluded Assets may exceed the amount of its Excluded Liabilities. If so, the Successor Trust will distribute net proceeds to shareholders or former shareholders in a manner that is consistent with applicable law or regulation, as directed by a court or claims administrator in connection with resolving such claims, or otherwise in a manner consistent with the fiduciary duties of the Successor Trust's trustees. There can be no assurance that any such proceeds will be received or that they will exceed the amount of Excluded Liabilities.

      Under applicable state laws, in the event that an Acquired Fund's Excluded Assets were not sufficient to satisfy all of its Excluded Liabilities, the Acquired Fund's directors could have personal liability for the amount of the unsatisfied liabilities. SFC has agreed to indemnify the Acquired Fund's directors against any such personal liability.

      Until the closing of the Transaction (currently expected to occur on or about December 31, 2004), either the Strong Funds Board or the Board of Trustees of Wells Fargo Funds Trust may terminate the Reorganization Plan with respect to any Acquired Fund or Acquiring Fund by notice to the other party if that Board determines that the consummation of the Reorganization is not in the best interests of its fund's shareholders. After the closing of the Transaction, however, a party's Board may not terminate the Reorganization Plan with respect to any Acquiring Fund or Acquired Fund, even if that Board determines that the consummation of the Reorganization is no longer in the best interests of its fund's shareholders, or that the interests of shareholders would be diluted as a result of the Reorganization, but rather only if the conditions to its fund's obligations to consummate the Reorganization are not satisfied or waived. Because a period of time is expected to elapse between the closing of the Transaction and the expected consummation of the Reorganization (currently expected to occur on or about April 8, 2005), there is a risk that circumstances may change such that consummation of a fund's Reorganization is no longer believed by a Board to be in the best interests of a participating fund's shareholders, or such that the interests of shareholders would be diluted as a result of the Reorganization, but that fund is still required to consummate the Reorganization.

      Completion of the Reorganization is subject to numerous customary conditions set forth in the Reorganization Plan. An important condition to closing is that the parties receive a tax opinion that concludes, among other things, that each Reorganization will qualify as a "reorganization" for U.S. federal income tax purposes. As such, the Reorganizations will not be taxable for such purposes to the Acquired Funds, the Acquiring Funds, or the Acquired Funds' shareholders, except insofar as the Acquired Funds' shareholders receive payments in respect of Excluded Assets (as discussed below under "Material U. S. Federal Income Tax Consequences of the Reorganization - TREATMENT OF EXCLUDED ASSETS AND EXCLUDED LIABILITIES"). Certain other U.S. federal income tax consequences of the Reorganization are discussed in detail under the heading "Material U.S. Federal Income Tax Consequences of the Reorganization." Another condition is that each Acquired Fund whose taxable year will close as a result of its Reorganization declare distributions to its shareholders to the extent of its previously undistributed income and realized capital gains prior to the closing of the Reorganizations. The closing also is conditioned on the parties delivering and receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Funds. Following the closing, each Acquired Fund, and the corporation or trust of which it is a series, will be dissolved under applicable state law.

BOARD CONSIDERATION OF THE REORGANIZATION

      In December 2003, the Board was informed by SCM that SFC had retained Goldman Sachs and Co. to assist in a search for a buyer of SFC's investment advisory business. In early March 2004, SCM reported to the Board that SFC and Wells Fargo were working toward a definitive agreement whereby SFC's investment advisory business would be acquired by Wells Fargo. On March 8, 2004, Funds Management made an initial presentation to the Board regarding its asset management and investment products distribution businesses. The presentation included Funds Management's preliminary ideas on combining the Wells Fargo Funds and the Strong Funds into a single mutual fund complex.

      In May 2004, the Board retained an independent financial consultant, Bobroff Consulting, to help with its evaluation and negotiation of the Funds Management proposal concerning the Strong Funds. The Board's independent financial consultant was asked to evaluate the overall advisory and distribution capability of Wells Fargo, including its ability to support the Strong Funds' existing distribution arrangements. The Board's independent financial consultant also was asked to evaluate the proposed Reorganization and restructurings, including, where applicable, the appropriateness of the proposed Reorganization candidates, the quality of the investment performance records, the compatibility of investment styles, the level of expenses after giving effect to the proposed Reorganization, and the impact of the Reorganization on Strong Funds tax attributes such as capital loss carryforwards.

      On May 20, 2004, the Board met again with representatives of Wells Fargo. The Board's independent financial consultant also attended this meeting. At this meeting, Wells Fargo presented preliminary materials on proposed distribution arrangements and strategies, service providers, expense structures and Fund Reorganizations. The Board also met with the Chief Investment Officer of Wells Capital and members of certain Wells Capital investment teams, and received updates on which SCM investment managers had agreed to join Wells Fargo after the closing of the Transaction. Following the May meeting, the Board and its independent financial consultant received additional information regarding the matters covered in the Wells Fargo presentation, including the proposed Fund Reorganizations.

      After the May meeting, the Board conducted certain reviews with the assistance of the Board's independent legal counsel and counsel to the Strong Funds. The reviews covered the Wells Fargo Funds, Funds Management and each Wells Fargo entity that provides or was proposed to provide services to the Wells Fargo Funds after giving effect to the Reorganization. With respect to the Wells Fargo Funds, the review included, among other things, (a) organizational documents, (b) certain documents filed with the Securities and Exchange Commission, (c) certain service provider contracts, (d) certain materials related to the registration of shares, (e) certain materials concerning regulatory matters, (f) certain materials concerning insurance and (g) certain Fund policies and procedures. With respect to Funds Management and its affiliates, the review included, among other things, (a) certain organizational documents, (b) certain materials concerning regulatory matters, (c) various aspects of investment management and fiduciary compliance, (d) various aspects of risk management processes and procedures, (e) various aspects of brokerage and trading practices, (f) certain personnel matters, (g) certain materials concerning insurance, (h) certain financial statements and (i) various aspects of administrative systems. Both sets of counsel prepared written reports for the Board about the review that had been performed.

      On June 23, 2004, the Board and its independent financial consultant again met with representatives of Wells Fargo. At this meeting, Wells Fargo presented additional information regarding the proposed Fund

Reorganizations and various distribution matters. The proposal contemplated that only one Fund in the Strong Funds complex would not be merged into the Wells Fargo Fund complex. The proposal also stated that, based on current assumptions, total Fund expenses for Strong Funds shareholders would be reduced by $5.8 million, after giving effect to the proposed Reorganizations and assuming current asset levels. The proposal noted that this reduction did not include the expense reduction the Board had obtained from SCM in May 2004, when the investment advisory agreements with SCM were renewed.

      During July 2004, members of the Board conducted interviews of the lead portfolio managers of each investment team from Wells Fargo affiliates who were proposed to manage significant Strong Fund assets after the Reorganizations. The Board also received progress reports from its independent financial consultant.

      Another meeting of the Board, the Board's independent financial consultant and representatives of Wells Fargo was held on July 26, 2004. At this meeting, the Board received an updated presentation from Wells Fargo on the proposed Reorganizations and certain pricing matters. Following the meeting, the Board directed its independent financial consultant to engage in further negotiations with Wells Fargo to reduce fees on a number of the proposed Reorganizations. As a result, further fee reductions were achieved.

      The Board and the Board's independent financial consultant met again with representatives of Wells Fargo on August 12, 2004, at which time Wells Fargo delivered its final presentation on the proposed Reorganizations. That presentation stated that Wells Fargo would cap, through April 30, 2007, total Fund operating expenses at the levels contained in the presentation. The presentation also stated that, based on current assumptions, the total annual operating expense ratio reduction to Strong Funds shareholders would be at least $6 million, after giving effect to the proposed Reorganizations and assuming current asset levels. The presentation noted that this reduction (which includes the total Fund expense reduction described above) was in addition to the expense reduction the Board had obtained from SCM in May 2004 when the investment advisory agreements with SCM were renewed. The materials provided by Wells Fargo to the Board also included information on the investment objectives and the strategies of the Wells Fargo Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Strong Fund shareholders from the proposed Reorganizations.

      The Board's independent legal counsel and Strong Fund counsel also made oral presentations to the Board at the August meeting, summarizing the results of their reviews. The Board's independent financial consultant also delivered a written report for the Board and made an oral presentation to the Board detailing their work, findings and conclusions. The independent financial consultant's report included, among other things, fee and expense comparisons and a review of investment performance records and the compatibility of investment styles. The report also included information about Wells Fargo's plans to support and maintain the no-load funds and both direct and intermediary marketing efforts.

      Also at the August meeting, in response to the Board's request based on its review, Wells Fargo agreed to change one of the proposed Acquiring Fund candidates. The Chief Compliance Officer of the Wells Fargo Funds made a presentation to the Board on Funds Management's compliance organization.

      On August 13, 2004, the Strong Funds Board of Directors unanimously determined that the reorganizations were in the best interests of the shareholders of each Strong Fund and each Strong Fund, and that as of that date, the interests of the existing shareholders of each Strong Fund would not be diluted as a result of the Reorganizations. The Boards' decision was subject to certain conditions. Those conditions were satisfied by mid-September 2004. No member of the Board is an "interested person" (within the meaning of the 1940
Act) of the Strong Funds, SFC or SCM.

      In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the Strong Funds, the Board made inquiries into a number of matters and considered the following, among other things:

(i) the Board's desire to preserve for Strong Funds shareholders as much as possible the portfolio management, shareholder services and shareholder interface they currently enjoy, as well as access to the wide array of funds they currently enjoy;

(ii) the decision by SFC to sell much of SCM's investment management business, and the decision by Wells Capital to employ many of the key investment management professionals who previously managed the Strong Funds and to preserve the Strong Funds' current customer call center and other shareholder services;

(iii) Strong and its affiliates' agreement to provide continuing administrative and operational services to the Strong Funds during the interim period until the conversion to Wells Fargo's third-party providers;

(iv) the anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds, including that Funds Management had agreed to cap overall fund expense ratios through at least April 30, 2007 (the Board also noted that after that time, Fund expense ratios could increase only with the approval of the Board of the Wells Fargo Funds), that Funds Management would be bound by the Fund expense reductions that are part of SCM's recent regulatory settlements and that certain Funds were expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules;

(v) the investment management fee and other fees paid by the Wells Fargo Funds, and the historical and projected expense ratios of the Wells Fargo Funds as compared with those of the Strong Funds and industry peer groups;

(vi) the historical investment performance records of the Strong Funds and the Wells Fargo Funds, relative to each other and relative to peer groups;

(vii) the anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments--for more information on this consideration see "Gross and Net Operating Expense Ratios of the Funds" below;

(viii) the current circumstances of SFC, SCM and the Strong Funds, including the recent regulatory investigations and settlements involving market timing, the litigation pending on the same and related matters, the continued substantial outflows from the Funds since September 2003, and the continued departure of personnel (including portfolio managers) from SCM and other affiliated Strong service providers to the Funds since September 2003;

(ix) that the Strong transfer agent is required to cease operating as a transfer agent within one year after the regulatory settlements;

(x)         the apparent lack of favorable alternatives;

(xi) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

(xii) the potential benefits to Strong Funds' shareholders resulting from the Strong Funds' access to the larger distribution network and capability of the Wells Fargo Funds;

(xiii) the Board's understanding of Wells Fargo's plans concerning direct and intermediary marketing, support for the no-load funds, shareholder services including web-based services, and shareholders' ability to hold fund shares after the Reorganization in "no transaction fee" platforms.

(xiv) the viability of the Strong Funds absent approval of the proposed Reorganization;

(xv) the relative compatibility of the investment objectives, policies and restrictions of the Strong Funds and their corresponding Wells Fargo Funds;

(xvi) the service features and investment options available to shareholders of the Strong Funds and the Wells Fargo Funds;

(xvii)      the reputation, financial strength and resources of Wells Fargo;

(xviii) the capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds;

(xix) the qualifications and experience of the personnel at Funds Management that are involved with the Wells Fargo Funds;

(xx)        the shareholder services offered by Wells Fargo;

(xxi) the regulatory review of the Wells Fargo Funds and Funds Management conducted by the Board;

(xxii) that the expenses of the Reorganization would not be borne by Strong Funds' shareholders; and

(xxiii) the expected treatment of the Reorganization as a "reorganization" for U.S. federal income tax purposes.

      Some of the above factors, which served as the basis for the Board's determination to approve the Reorganization, are discussed in greater detail below.

   o  GREATER PRODUCT ARRAY AND ENHANCED RANGE OF INVESTMENT OPTIONS.

      Investors in Wells Fargo Funds enjoy a wide array of investment options and strategies. At the closing of the Reorganization, the Wells Fargo Funds family is expected to have over 115 publicly offered funds, including equity funds, international and emerging markets funds, asset allocation funds, tax-free funds, income funds and money market funds. This broad range of investment options will permit an investor in Wells Fargo Funds to diversify his or her investments and to participate in investment styles currently prevalent in the market. Shareholders are free, with a few exceptions, to make exchanges of the same class of shares between Wells Fargo Funds without additional charge. Thus, if the Reorganization is approved, Strong Fund shareholders will have increased investment options and greater flexibility to change investments through exchanges. Such exchanges generally are taxable. Absent approval of the proposed Reorganization, the alternatives available to the Strong Funds are limited and may include the engagement of another investment adviser or liquidations.

   o  WELLS FARGO FUNDS SHAREHOLDER SERVICE CAPABILITIES

      With over $76 billion in assets under management as of June 30, 2004, Wells Fargo Funds is the 28th largest mutual fund company in the United States. In addition, the scale and financial resources of Funds Management allows Wells Fargo Funds to provide increased sales and service capabilities to fund shareholders and their financial intermediaries. Investors in Wells Fargo Funds have access to a highly rated telephone service operation (for both shareholders and their financial intermediaries), automated services, and Internet services. Further, Funds Management provides convenient branch locations and access to other financial products and services. These shareholder services will be available to Strong Fund shareholders if the Reorganization is approved. In addition, the Strong Funds call center is expected to remain in place to serve shareholders.

   o  GREATER ECONOMIES OF SCALE

      Wells Fargo Funds and the Strong Funds have the potential to benefit from greater economies of scale by, among other things, having a larger group of funds with greater assets, thereby reducing certain fixed costs (such as legal, compliance and board of director/trustee expenses) as a percentage of fund assets. In addition, as a result of the Reorganization, certain funds are expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules.

   o  PORTFOLIO MANAGEMENT

      Wells Fargo Funds has depth in its investment management personnel provided by Funds Management and the various sub-advisers that run the day-to-day operations of the Wells Fargo Funds. Also, Wells Capital has agreed to hire the small cap, mid cap core, mid cap growth, small cap value, small cap growth, large cap growth, Asia Pacific, and fixed income portfolio management teams that manage certain of the Strong Funds, and those portfolio managers will continue to manage many of the Strong Funds as employees of Wells Capital, rather than as employees of SCM.

   o  COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

      As discussed in the section entitled "Comparison of Investment Objectives, Principal Investment Strategies and Policies," each Acquiring Fund and corresponding Strong Fund generally have compatible investment objectives and strategies. As a result, the proposed Reorganization, based on current facts, is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund. It also is not expected to significantly alter the risk/potential return profile of any shareholder's investment except as described in the comparison section. Further, the continuation of one or more of the current portfolio managers for the Strong Asia Pacific Fund, Strong Corporate Bond Fund, Strong Discovery Fund, Strong Enterprise Fund, Strong Government Securities Fund, Strong Growth Fund, Strong

High-Yield Bond Fund, Strong Intermediate Municipal Bond Fund, Strong Large Cap Growth Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Opportunity Fund, Strong Short-Term Bond Fund, Strong Short-Term High Yield Bond Fund, Strong Short-Term Municipal Bond Fund, Strong Small/Mid Cap Value Fund, Strong Small Company Value Fund, Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund as the portfolio manager(s) of the corresponding Wells Fargo Funds is expected to maintain a consistent investment style between those Strong Funds and their corresponding Wells Fargo Funds.

   o  COMPARATIVE PERFORMANCE

      Shareholders can consult the chart under the heading "Performance" in this Prospectus/Proxy Statement for certain Fund specific performance comparisons. In the Reorganizations involving the Strong Asia Pacific Fund, Strong Balanced Fund, Strong Corporate Bond Fund, Strong Discovery Fund, Strong Dividend Income Fund, Strong Enterprise Fund, Strong Government Securities Fund, Strong Growth Fund, Strong Growth and Income Fund, Strong Heritage Money Fund, Strong High-Yield Bond Fund, Strong Intermediate Municipal Bond Fund, Strong Large Cap Growth Fund, Strong Large Company Growth Fund, Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series - Conservative Portfolio, Strong Life Stage Series - Moderate Portfolio, Strong Mid Cap Disciplined Fund, Strong Municipal Money Market Fund, Strong Opportunity Fund, Strong Overseas Fund, Strong Short-Term High Yield Bond Fund, Strong Short-Term Municipal Bond Fund, Strong Small/Mid Cap Value Fund, Strong Small Company Value Fund, Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund, the Acquiring Fund will assume the financial history, including the performance history, of the predecessor Strong Fund at the closing of the Reorganization. Also, in each other Reorganization, the Acquiring Fund generally has comparable or better performance than the corresponding Strong Fund.

   o  GROSS AND NET OPERATING EXPENSE RATIOS OF THE FUNDS

      The Board also considered the net and gross operating expense ratios for each Strong Fund and corresponding Acquiring Fund and noted the potential for future savings and reductions. For most Reorganizations, except for those involving the Strong Minnesota Tax Free Fund (Investor Class and Class C), Strong Intermediate Municipal Bond Fund (Investor Class), Strong Wisconsin Tax Free Fund (Investor Class), and Strong Short-Term Income Fund (Investor Class), the Acquiring Fund has the same or a lower net operating expense ratio (after contractual and voluntary waivers and absorptions) than the Strong Fund. Thus, with these limited exceptions, shareholders will pay the same or lower fees as a result of the Reorganization.

   o  TAX-FREE REORGANIZATION

      The Board also considered the expectation that each Reorganization will be treated as a "reorganization" for U.S. federal income tax purposes. If you as a Strong Funds shareholder were to redeem your investment in the Strong Funds and invest the proceeds in another Fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, it is intended that for such purposes:
(1) you will not recognize a taxable gain or a loss on the exchange of your Acquired Fund shares for shares of the corresponding Acquiring Fund, although you may recognize gain to the extent you receive a payment in respect of Excluded Assets; (2) you will have the same aggregate tax cost basis in your Acquiring Fund shares as you had in your Acquired Fund shares; and (3) assuming that you hold your Acquired Fund shares as a capital asset, the holding period for your Acquiring Fund shares will include the period for which you held your Acquired Fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

   o  EXPENSES OF THE REORGANIZATION

      Funds Management and SFC share equally all the costs and expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals, so shareholders of the Strong Funds and Acquiring Funds will not bear these costs.

PERFORMANCE

      The following table shows the average annual total returns of select Classes of shares (as indicated in the table) of the Strong Funds and the Acquiring Funds for 1, 5, 10 years or since inception, as applicable, as of June 30, 2004. Performance information for the WF Asia Pacific Fund, WF Balanced Fund, WF Corporate Bond Fund, WF Discovery Fund, WF Dividend Income Fund, WF Enterprise Fund, WF Government Securities Fund, WF Growth and Income Fund, WF Growth Fund, WF Heritage Money Fund, WF High Income Fund, WF Intermediate Tax-Free Fund, WF Large Cap Growth Fund, WF Capital Growth Fund, WF Life Stage-Aggressive Portfolio, WF Life Stage-Conservative Portfolio, WF Life Stage-Moderate Portfolio, WF Mid Cap Disciplined Fund, WF Municipal Money Market Fund, WF Opportunity Fund, WF Overseas Fund, WF Short-Term Bond Fund, WF Short-Term High Yield Bond Fund, WF Short-Term Municipal Bond Fund, WF Small Cap Disciplined Fund, WF Small/Mid Cap Value Fund, WF Ultra Short-Term Income Fund, WF Ultra Short-Term Municipal Income Fund, and WF Wisconsin Tax-Free Fund is the same as for their corresponding Strong Funds because they are new Funds with no assets that will assume the financial history of their corresponding Strong Fund at the closing of the Reorganization. For more information regarding the total returns of each of the Acquiring Funds, see the "Financial Highlights" in Exhibit E to this Prospectus/Proxy Statement or your Strong Funds prospectus. Of course, past performance does not predict future results. All returns reflect the effect of fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower. For current yield information for the Strong Funds, call 1-800-368-3863, and for the Wells Fargo Funds, call 1-800-222-8222.

--------------------------------------------------------------------------------------------------------
                                                                                   10-YEAR OR
 FUND/CLASS (INCEPTION DATE)                           1-YEAR        5-YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------------------------------
STRONG DISCOVERY FUND/
WF DISCOVERY FUND (12-31-87)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-31-87)                          29.56%         9.00%        9.65%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 STRONG ENTERPRISE FUND/
 WF ENTERPRISE FUND (9-30-98)
--------------------------------------------------------------------------------------------------------
     Investor Class (9-30-98)                           25.03%         3.05%       16.53%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 STRONG GROWTH 20 FUND(1) (6-30-97)
--------------------------------------------------------------------------------------------------------
     Investor Class (6-30-97)                           19.95%        -3.52%        6.74%
--------------------------------------------------------------------------------------------------------
 STRONG GROWTH FUND/
 WF GROWTH FUND (12-31-93)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-31-93)                          20.89%        -1.43%       11.72%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 STRONG LARGE CAP GROWTH FUND/
 WF LARGE CAP GROWTH FUND (12-30-81)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-30-81)                          15.35%          -5.73%      7.82%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG ENDEAVOR FUND (4-6-01)
--------------------------------------------------------------------------------------------------------
     Investor Class (4-6-01)                            22.00%           --        -0.75%
--------------------------------------------------------------------------------------------------------
STRONG LARGE COMPANY GROWTH FUND(2) /
WF CAPITAL GROWTH FUND (11-3-97)
--------------------------------------------------------------------------------------------------------
     Investor Class (11-3-97)                           19.73%         5.81%        9.50%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG BALANCED FUND/
WF BALANCED FUND (12-30-81)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-30-81)                          10.19%        -1.43%        6.95%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG LARGE CAP CORE FUND (6-30-98)
--------------------------------------------------------------------------------------------------------
     Investor Class (6-30-98)                           16.05%        -3.01%        1.52%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                   10-YEAR OR
 FUND/CLASS (INCEPTION DATE)                           1-YEAR        5-YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND/
WF GROWTH AND INCOME FUND (12-29-95)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-29-95)                          16.02%        -3.51%        9.49%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG INDEX 500 FUND (5-1-97)
--------------------------------------------------------------------------------------------------------
     Investor Class (5-1-97)                            18.69%        -2.64%        6.20%
--------------------------------------------------------------------------------------------------------
WF INDEX FUND (1-31-87)
--------------------------------------------------------------------------------------------------------
     Investor Class(3)(6)                               18.52%        -2.52%       11.25%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND/
WF ASIA PACIFIC FUND (12-31-93)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-31-93)                          44.62%         2.35%        1.45%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG OVERSEAS FUND/
WF OVERSEAS FUND (6-30-98)
--------------------------------------------------------------------------------------------------------
     Investor Class(1) (6-30-98)                        27.16%        -0.07%        3.36%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES - AGGRESSIVE PORTFOLIO/
WF LIFE STAGE - AGGRESSIVE PORTFOLIO (12-31-98)
--------------------------------------------------------------------------------------------------------
     Investor Class(4) (12-31-98)                       16.58%         0.44%        2.73%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES - CONSERVATIVE PORTFOLIO/
WF LIFE STAGE - CONSERVATIVE PORTFOLIO (12-31-98)
--------------------------------------------------------------------------------------------------------
     Investor Class(4) (12-31-98)                        8.42%         2.42%        3.60%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG LIFE STAGE SERIES - MODERATE PORTFOLIO/
WF LIFE STAGE -MODERATE PORTFOLIO (12-31-98)
--------------------------------------------------------------------------------------------------------
     Investor Class(4) (12-31-98)                       12.31%         1.71%        3.14%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG DOW 30 VALUE FUND (12-31-97)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-31-97)                          16.62%        -0.71%        4.72%
--------------------------------------------------------------------------------------------------------
STRONG ENERGY FUND (9-30-97)
--------------------------------------------------------------------------------------------------------
     Investor Class (9-30-97)                           26.91%         8.20%        4.35%
--------------------------------------------------------------------------------------------------------
STRONG DIVIDEND INCOME FUND/
WF DIVIDEND INCOME FUND (7-1-93)
--------------------------------------------------------------------------------------------------------
     Investor Class(1) (7-1-93)                         15.76%         1.85%       10.38%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG MID CAP DISCIPLINED/
WF MID CAP DISCIPLINED FUND (12-31-98)
--------------------------------------------------------------------------------------------------------
     Investor Class(2) (12-31-98)                       35.82%        14.77%       18.69%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG SMALL COMPANY VALUE FUND/
WF SMALL CAP DISCIPLINED FUND (3-28-02)
--------------------------------------------------------------------------------------------------------
     Investor Class (3-28-02)                           51.89%           --        27.28%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG SMALL/MID CAP VALUE FUND/
WF SMALL/MID CAP VALUE FUND (3-28-02)
--------------------------------------------------------------------------------------------------------
     Investor Class (3-28-02)                           41.94%           --        11.79%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                   10-YEAR OR
 FUND/CLASS (INCEPTION DATE)                           1-YEAR        5-YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------------------------------
STRONG FLORIDA MUNICIPAL MONEY MARKET FUND (11-29-02)
--------------------------------------------------------------------------------------------------------
     Investor Class (11-29-02)                           0.65%           --         0.72%
--------------------------------------------------------------------------------------------------------
STRONG TAX-FREE MONEY FUND (12-15-00)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-15-00)                           0.86%           --         1.63%
--------------------------------------------------------------------------------------------------------
WF NATIONAL TAX-FREE MONEY MARKET FUND (1-1-88)
--------------------------------------------------------------------------------------------------------
     Investor Class(3)(6)                                0.72%         2.06%        2.63%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND/
WF HERITAGE MONEY MARKET FUND (6-29-95)
--------------------------------------------------------------------------------------------------------
     Investor Class                                      0.73%         3.10%        4.19%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------
     Investor Class (10-22-85)                           0.47%         2.84%        4.08%
--------------------------------------------------------------------------------------------------------
WF MONEY MARKET FUND (10-22-85)
--------------------------------------------------------------------------------------------------------
     Investor Class(6)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND/
WF MUNICIPAL MONEY MARKET FUND(10-23-86)
--------------------------------------------------------------------------------------------------------
     Investor Class (10-23-86)                           0.72%         2.28%        2.93%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM INCOME FUND/
WF ULTRA SHORT-TERM INCOME FUND (11-25-88)
--------------------------------------------------------------------------------------------------------
     Investor Class (11-25-88)                           1.36%         3.49%        4.79%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND/
WF ULTRA SHORT-TERM MUNICIPAL INCOME FUND (11-30-95)
--------------------------------------------------------------------------------------------------------
     Investor Class (11-30-95)                           0.86%         2.73%        3.57%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND/
WF CORPORATE BOND FUND (12-12-85)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-12-85)                           0.88%         5.45%        7.73%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND/
WF GOVERNMENT SECURITIES FUND (10-29-86)
--------------------------------------------------------------------------------------------------------
     Investor Class (10-29-86)                          -0.58%         6.59%        7.15%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND/
WF HIGH-YIELD BOND FUND (12-28-95)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-28-95)                          10.30%         2.44%        7.09%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM INCOME FUND (10-31-02)
--------------------------------------------------------------------------------------------------------
     Investor Class (10-31-02)                           1.18%           --         3.02%
--------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND/
WF SHORT-TERM BOND FUND (8-31-87)
--------------------------------------------------------------------------------------------------------
     Investor Class (8-31-87)                            1.40%         3.70%        5.16%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                   10-YEAR OR
 FUND/CLASS (INCEPTION DATE)                           1-YEAR        5-YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD BOND FUND/
WF SHORT-TERM HIGH YIELD BOND FUND (6-30-97)
--------------------------------------------------------------------------------------------------------
     Investor Class (6-30-97)                            4.82%         3.40%        5.21%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG INTERMEDIATE MUNICIPAL BOND FUND/
WF INTERMEDIATE TAX-FREE FUND (7-31-01)
--------------------------------------------------------------------------------------------------------
     Investor Class (7-31-01)                            2.49%           --         6.76%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG MINNESOTA TAX-FREE FUND (12-26-02)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-26-02)                           1.83%           --         5.03%
--------------------------------------------------------------------------------------------------------
WF MINNESOTA TAX-FREE FUND (1-12-88)
--------------------------------------------------------------------------------------------------------
     Investor Class(3)(6)                                0.68%         5.01%        5.70%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (11-30-97)
--------------------------------------------------------------------------------------------------------
     Investor Class (11-30-97)                           2.94%         3.34%        3.80%
--------------------------------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND/
WF SHORT-TERM MUNICIPAL BOND FUND (12-31-91)
--------------------------------------------------------------------------------------------------------
     Investor Class (12-31-91)                           1.76%         4.09%        4.30%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
STRONG WISCONSIN TAX-FREE FUND/
WF WISCONSIN TAX-FREE FUND (4-6-01)
--------------------------------------------------------------------------------------------------------
     Investor Class (4-6-01)                             0.64%           --         6.15%
--------------------------------------------------------------------------------------------------------

(1) From time to time, the Strong Growth 20 Fund's, Strong Overseas Fund's, and Strong Mid Cap Disciplined Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when a Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved.

(2) Performance for the Strong Large Company Growth Fund is based on the performance of its predecessor, the Rockhaven Premier Dividend Fund. Performance does not reflect the Rockhaven Premier Dividend Fund's maximum initial sales charge of 5.75%, which was in effect from September 17, 1999, through September 12, 2002. If it did, returns would be lower than those shown.

(3) Performance for the WF Index Fund, WF National Tax-Free Money Market Fund, and WF Minnesota Tax-Free Fund Investor Class prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect this Class's fees and expenses.

(4) Changes were made to the Strong Life Stage Series - Aggressive Portfolio, Strong Life Stage Series - Conservative Portfolio, and Strong Life Stage Series - Moderate Portfolio underlying fund line up on July 15, 2002, and February 2, 2004. The Fund's performance prior to July 15, 2002, and from July 15, 2002 to December 2003, was based on the underlying funds in which the Funds invested during those periods. If the proposals are approved, the Funds will again change their line up to invest in a number of Wells Fargo Funds and other portfolios managed by Funds Management and, therefore, the Fund's future performance would be based on the performance of that new underlying fund line up.

(5) Performance of the Strong Dividend Income Fund prior to December 8, 2001 is based on the historical performance of the Fund's Investor Class shares under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies).

(6) The Class is expected to commence operations at the closing of the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

      The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Acquired Fund shareholder. It is based on the Internal Revenue Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold

Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

      Neither Strong Funds nor Wells Fargo Funds has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to that discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

      QUALIFICATION OF THE REORGANIZATION AS A "REORGANIZATION" UNDER THE INTERNAL REVENUE CODE

      The obligation of Strong Funds and Wells Fargo Funds to consummate the Reorganization is conditioned upon their receipt of an opinion of Morrison & Foerster LLP generally to the effect that each Reorganization will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code, with respect to each Acquiring Fund and its corresponding Acquired Fund, and that, for U.S. federal income tax purposes, generally:

      o Neither an Acquiring Fund nor its corresponding Acquired Fund will recognize any gain or loss as a result of the Reorganization.

      o An Acquired Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder's Acquired Fund shares pursuant to the Reorganization.

      o An Acquired Fund shareholder's aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.

      o An Acquired Fund shareholder's holding period for the corresponding Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Acquired Fund shares.

      o An Acquiring Fund's tax basis in an Acquired Fund's assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the Acquired Fund held such assets.

      The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by Strong Funds and Wells Fargo Funds, including representations in certificates of Strong Funds and Wells Fargo Funds. The Wells Fargo Funds' certificate will include a representation to the effect that each Acquiring Fund will retain at least 34% of the corresponding Acquired Fund's assets and generally not dispose of these retained assets for a specified period of time determined by the historic turnover ratios of the Acquiring Fund and Acquired Fund. This limitation may cause a portfolio security of an Acquired Fund to be retained for a much longer period of time as a result of the Reorganization, and, as a consequence, detrimentally impact the performance of the corresponding Acquiring Fund.

      UTILIZATION OF LOSS CARRYFORWARDS AND UNREALIZED LOSSES

      U.S. federal income tax law permits a regulated investment company, such as an Acquired Fund or Acquiring Fund, to carry forward its net capital losses for a period of up to eight taxable years. A number of the Acquired Funds are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. The Reorganization will cause the tax years of certain Acquired Funds to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Reorganization is expected to result in a limitation on the ability of certain of the Acquiring Funds to use carryforwards of the corresponding Acquired Funds, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The Section 382 limitation as to a particular Acquired Fund generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at such time. As of the date of this Prospectus/Proxy Statement, the long-term tax-exempt rate is 4.64%. However, no assurance can be given as to what long-term tax exempt rate will be in effect at the time of the Reorganization. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using the corresponding Acquired Fund's loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. While the ability of an Acquiring Fund to absorb the corresponding Acquired Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, it is expected that substantially all of an Acquired Fund's losses may become permanently unavailable where the limitation applies. If an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of the corresponding Acquired Fund, the tax benefit resulting from those losses will be shared by both the Acquired Fund and Acquiring Fund shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

      In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of an Acquired Fund when its shareholders will hold less than 50% of the outstanding shares of the corresponding Acquiring Fund immediately following the Reorganization. Even if the Reorganization does not result in the limitation on the use of losses, future transactions by the Acquiring Fund may do so. No limitation will apply solely as a result of the Reorganization where only one Acquired Fund is reorganized into a newly formed Acquiring Fund. Accordingly, it is expected that the limitation will apply to any losses of the Strong Dow 30 Value Fund, Strong Endeavor Fund, Strong Energy Fund, Strong Growth 20 Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong Minnesota Tax-Free Fund, Strong Short Term High Yield Municipal Fund and Strong Short-Term Income Fund.

      As of October 31, 2003 and March 31, 2004, respectively, for U.S. federal income tax purposes, the Strong Minnesota Tax-Free Fund had capital loss carryforwards of approximately $24,594 and no net unrealized capital losses, the Strong Short Term High Yield Municipal Fund had capital loss carryforwards of approximately $9,934,306 and net unrealized capital losses of approximately $1,321,008 and the Strong Short-Term Income Fund had capital loss carryforwards of approximately $114,360 and no net unrealized capital losses. As of December 31, 2003 and March 31, 2004, respectively, for U.S. federal income tax purposes, the Strong Dow 30 Value Fund had capital loss carryforwards of approximately $11,055,269 and no net unrealized capital losses, the Strong Endeavor Fund had capital loss carryforwards of approximately $1,846,685 and no net unrealized capital losses, the Strong Energy Fund had capital loss carryforwards of approximately $3,612,032 and no net unrealized capital losses, the Strong Growth 20 Fund had capital loss carryforwards of approximately $387,124,344 and no net unrealized capital losses, and the Strong Large Cap Core Fund had capital loss carryforwards of approximately $1,329,240 and no net unrealized capital losses. As of December 31, 2003, the Strong Index 500 Fund had capital loss carryforwards of approximately $16,375,929 and net unrealized capital losses of approximately $11,724,763.

      The Acquired Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of the corresponding Acquiring Fund. Although it is not expected that loss carryforwards and unrealized losses of an Acquiring Fund will be limited solely as a result of the Reorganization, an Acquiring Fund's ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under
Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward.

      STATUS AS A REGULATED INVESTMENT COMPANY

      Since its formation, each of the Acquiring Funds and each of the Acquired Funds believes it has qualified as a separate "regulated investment company" under the Internal Revenue Code. Accordingly, each of the Acquiring Funds and each of the Acquired Funds believes that it has been, and expects to continue to be, relieved of

U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.

      DISTRIBUTION OF INCOME AND GAINS

      Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before or after the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

      Moreover, if an Acquiring Fund has realized net investment income or net capital gains but not distributed such income or gains prior the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquired Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

      TREATMENT OF EXCLUDED ASSETS AND EXCLUDED LIABILITIES

      The taxation of the Excluded Assets, recoveries on the Excluded Assets and the Excluded Liabilities is uncertain and will depend upon the claims settled. The Acquired Funds currently believe that the likelihood of a net recovery is so speculative that it has no ascertainable value and will be reported as such for U.S. federal income tax purposes. No assurances can be given that such belief will not change between the date of this Prospectus/Proxy Statement and the date of the Reorganization. Acquired Fund shareholders are urged to consult their own tax advisors regarding the taxation to them of the Excluded Assets, recoveries on the Excluded Assets and the Excluded Liabilities.

U.S. FEDERAL INCOME TAXATION OF AN INVESTMENT IN AN ACQUIRING FUND

      The following discussion summarizes the U.S. federal income taxation of an investment in an Acquiring Fund. It does not apply to certain shareholders, such as foreign or tax-exempt shareholders or those holding Acquiring Fund shares through a tax-advantaged account, such as a 401(k) Plan or an Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAIs for the Acquiring Funds for additional federal income tax information.

      An Acquiring Fund will pass on to its shareholders substantially all of the Acquiring Fund's net investment income and realized capital gains, if any. Distributions from an Acquiring Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions that come from a Tax-Free or Municipal Acquiring Fund's tax-exempt interest income generally are free from U.S. federal income tax, but may be subject to the federal AMT and state, local and other taxes. Distributions from an Acquiring Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

      An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. An Acquiring Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you are an individual Acquiring Fund shareholder, your distributions attributable to dividends received by the Acquiring Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements generally are met by you for your Acquiring Fund shares, and by the Acquiring Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

      Distributions from an Acquiring Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

      If more than 50% of an Acquiring Fund's total assets at the close of its taxable year consist of securities of non-U.S. companies, the Acquiring Fund can file an election with the Internal Revenue Service which requires you to include a pro rata portion amount of the Acquiring Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. It is expected that the WF Asia Pacific Fund and WF Overseas Fund may be eligible for the election, but we can't assure you that either Acquiring Fund will make the election for any year.

      If you actually or are deemed to acquire shares of an Acquiring Fund, including shares acquired pursuant to the Reorganization, shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you actually or are deemed to acquire Acquiring Fund shares, including shares acquired pursuant to the Reorganization, when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

      Your redemptions (including redemptions in-kind) and exchanges of Acquiring Fund shares ordinarily will result in a taxable capital gain or loss depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and your adjusted tax basis in your shares. Such capital gain or loss generally will be long-term capital gain or loss if you have held (or deemed to have held) your redeemed or exchanged Acquiring Fund shares for more than one year at the time of redemption or exchange. As discussed above, if the Reorganization qualifies as a "reorganization" for U.S. federal income tax purposes, your initial tax basis in your Acquiring Fund shares will be equal, in the aggregate, to the tax basis of the Acquired Fund shares you relinquished in the Reorganization, and your holding period will include the holding period of such Acquired Fund shares as long as you held such shares as a capital asset. In certain circumstances, losses realized on the redemption or exchange of Acquiring Fund shares may be disallowed.

      In certain circumstances, Acquiring Fund shareholders may be subject to back-up withholding taxes.

FEES AND EXPENSES OF THE REORGANIZATION

      All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Funds Management and/or SCM.

EXISTING AND PRO FORMA CAPITALIZATION

      STRONG ASIA PACIFIC FUND/ WF ASIA PACIFIC FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Asia Pacific Fund and
(ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Asia Pacific Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                          SHARES      NET ASSET VALUE
      FUND                                       TOTAL NET ASSETS      OUTSTANDING       PER SHARE
      -----------------------------------------------------------------------------------------------
      Strong Asia Pacific
      INVESTOR CLASS                               $114,535,477         12,333,553        $9.29
      PRO FORMA-WF Asia Pacific(1)
      INVESTOR CLASS                                114,535,477         12,333,553         9.29

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG ASIA PACIFIC FUND INTO THE INVESTOR CLASS SHARES OF THE WF ASIA PACIFIC FUND.

      STRONG BALANCED FUND/ WF BALANCED FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Balanced Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Balanced Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                               SHARES          NET ASSET VALUE
      FUND                            TOTAL NET ASSETS       OUTSTANDING         PER SHARE
      ----------------------------------------------------------------------------------------
      Strong Balanced
      INVESTOR CLASS                     $159,858,337         8,503,341            $18.80
      PRO FORMA-WF Balanced(1)
      INVESTOR CLASS                      159,858,337         8,503,341             18.80

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG BALANCED FUND INTO THE INVESTOR CLASS SHARES OF THE WF BALANCED FUND.

      STRONG CORPORATE BOND FUND/ WF CORPORATE BOND FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Corporate Bond Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Corporate Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                               SHARES          NET ASSET VALUE
      FUND                            TOTAL NET ASSETS       OUTSTANDING         PER SHARE
      ----------------------------------------------------------------------------------------
      Strong Corporate Bond
      INVESTOR CLASS                     $475,268,362        45,721,996            $10.39
      ADVISOR CLASS                        22,370,474         2,152,755             10.39
      INSTITUTIONAL CLASS                  78,599,372         7,569,756             10.38
      PRO FORMA-WF Corporate Bond(1)
      INVESTOR CLASS                      475,268,362        45,721,996             10.39
      ADVISOR CLASS                        22,370,474         2,152,755             10.39
      SELECT CLASS                         78,599,372         7,569,756             10.38

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG CORPORATE BOND FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF CORPORATE BOND FUND.

      STRONG DISCOVERY FUND/ WF DISCOVERY FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Discovery Fund and
(ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Discovery Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                               SHARES          NET ASSET VALUE
      FUND                            TOTAL NET ASSETS       OUTSTANDING         PER SHARE
      ----------------------------------------------------------------------------------------
      Strong Discovery                   $175,305,780         8,423,127            $20.81
      INVESTOR CLASS
      PRO FORMA-WF Discovery(1)
      INVESTOR CLASS                      175,305,780         8,423,127             20.81

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG DISCOVERY FUND INTO THE INVESTOR CLASS SHARES OF THE WF DISCOVERY FUND.

      STRONG DIVIDEND INCOME FUND/ STRONG ENERGY FUND/ STRONG DOW 30 FUND/WF DIVIDEND INCOME FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Class K shares of the Strong Dividend Income Fund, the Investor Class shares of the Strong Energy Fund and the Investor Class shares of the Strong Dow 30 Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Dividend Income Fund assuming each Reorganization has taken place, and (iii) the unaudited pro forma combined capitalization of each share class of the WF Dividend Income Fund assuming all Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                        SHARES       NET ASSET VALUE
      FUND                                      TOTAL NET ASSETS      OUTSTANDING       PER SHARE
      ----------------------------------------------------------------------------------------------
      Strong Dividend Income
      INVESTOR CLASS                              $118,473,274          7,999,210         $14.81
      CLASS K                                        3,766,030            257,432          14.63
      Strong Energy
      INVESTOR CLASS                                13,280,677            998,437          13.30
      Strong Dow 30 Value
      INVESTOR CLASS                                78,251,891          6,078,147          12.87
      PRO FORMA-WF Dividend Income(1)
      INVESTOR CLASS                               118,473,274          7,999,210          14.81
      INSTITUTIONAL CLASS                            3,766,030            257,432          14.63
      PRO FORMA-WF Dividend Income(2)
      INVESTOR CLASS                                13,280,677            998,437          13.30
      PRO FORMA-WF Dividend Income(3)
      INVESTOR CLASS                                78,251,891          6,078,147          12.87
      PRO FORMA-WF Dividend Income(4)
      INVESTOR CLASS                               131,753,951          8,895,909          14.81
      INSTITUTIONAL CLASS                            3,766,030            257,432          14.63
      PRO FORMA-WF Dividend Income(5)
      INVESTOR CLASS                               196,725,165         13,282,708          14.81
      INSTITUTIONAL CLASS                            3,766,030            257,432          14.63
      PRO FORMA-WF Dividend Income(6)
      INVESTOR CLASS                                91,532,568          7,110,056          12.87
      PRO FORMA-WF Dividend Income(7)
      INVESTOR CLASS                               210,005,842         14,179,408          14.81
      INSTITUTIONAL CLASS                            3,766,030            257,432          14.63

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG DIVIDEND INCOME FUND INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG ENERGY FUND INTO THE INVESTOR CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG DOW 30 VALUE FUND INTO THE INVESTOR CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(4) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG DIVIDEND INCOME FUND AND THE INVESTOR CLASS SHARES OF THE STRONG ENERGY FUND INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(5) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG DIVIDEND INCOME AND INVESTOR CLASS SHARES OF THE STRONG DOW 30 VALUE FUNDS INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(6) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG ENERGY AND STRONG DOW 30 VALUE FUNDS INTO THE INVESTOR CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

(7) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG DIVIDEND INCOME FUND AND THE INVESTOR CLASS SHARES OF THE STRONG ENERGY AND STRONG DOW 30 VALUE FUNDS INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF DIVIDEND INCOME FUND.

      STRONG ENTERPRISE FUND/ WF ENTERPRISE FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class, Institutional Class, and Class K shares of the Strong Enterprise Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Enterprise Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                      SHARES        NET ASSET VALUE
      FUND                               TOTAL NET ASSETS          OUTSTANDING         PER SHARE
      --------------------------------------------------------------------------------------------------
      Strong Enterprise
      INVESTOR CLASS                        $268,028,226           11,689,875           $22.93
      ADVISOR CLASS                            1,744,120               75,937            22.97
      INSTITUTIONAL CLASS                      3,983,445              172,256            23.13
      CLASS K                                 14,935,127              643,435            23.21
      PRO FORMA-WF Enterprise(1)
      INVESTOR CLASS                         268,028,226           11,689,875            22.93
      ADVISOR CLASS                            1,744,120               75,937            22.97
      SELECT CLASS                             3,983,445              172,256            23.13
      INSTITUTIONAL CLASS                     14,935,127              643,435            23.21

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND CLASS K SHARES OF THE STRONG ENTERPRISE FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF ENTERPRISE FUND.

      STRONG FLORIDA MUNICIPAL MONEY MARKET FUND/ STRONG TAX-FREE MONEY FUND/ WF NATIONAL TAX-FREE MONEY MARKET FUND

      The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Investor Class shares of both the Strong Florida Municipal Money Market Fund and the Strong Tax-Free Money Fund, (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF National Tax-Free Money Market Fund assuming each Reorganization has taken place, and
(iii) the unaudited PRO FORMA combined capitalization of the Administrator Class shares of the WF National Tax-Free Money Market Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                     SHARES         NET ASSET VALUE
      FUND                               TOTAL NET ASSETS         OUTSTANDING          PER SHARE
      --------------------------------------------------------------------------------------------------
      Strong Florida Municipal
      Money Market
      INVESTOR CLASS                      $   19,340,477           19,340,477            $1.00
      Strong Tax-Free Money
      INVESTOR CLASS                         996,737,470          996,682,464             1.00
      PRO FORMA-WF National Tax-Free
      Money Market(1)
      ADMINISTRATOR CLASS                     19,340,477           19,340,477             1.00
      PRO FORMA-WF National Tax-Free
      Money Market(2)
      ADMINISTRATOR CLASS                    996,737,470          996,682,464             1.00
      PRO FORMA-WF National Tax-Free
      Money Market(3)
      ADMINISTRATOR CLASS                  1,016,077,947        1,016,022,941             1.00

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG FLORIDA MUNICIPAL MONEY MARKET FUND INTO THE INVESTOR CLASS SHARES OF THE WF NATIONAL TAX-FREE MONEY MARKET FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG TAX-FREE MONEY FUND INTO THE ADMINISTRATOR CLASS SHARES OF THE WF NATIONAL TAX-FREE MONEY MARKET FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG FLORIDA MUNICIPAL MONEY MARKET AND STRONG TAX-FREE MONEY FUNDS INTO THE ADMINISTRATOR CLASS SHARES OF THE WF NATIONAL TAX-FREE MONEY MARKET FUND.

      STRONG GOVERNMENT SECURITIES FUND/WF GOVERNMENT SECURITIES FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class, Institutional Class, and Class C shares of the Strong Government Securities Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Government Securities Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                      TOTAL NET         SHARES        NET ASSET VALUE
      FUND                                             ASSETS         OUTSTANDING        PER SHARE
      -----------------------------------------------------------------------------------------------
      Strong Government Securities
      INVESTOR CLASS                              $1,406,306,352      130,919,836          $10.74
      ADVISOR CLASS                                   88,209,544        8,216,265           10.74
      INSTITUTIONAL CLASS                             94,139,121        8,770,251           10.73
      CLASS C                                          3,754,034          349,753           10.73
      Pro Forma-WF Government Securities(1)
      INVESTOR CLASS                               1,406,306,352      130,919,836           10.74
      ADVISOR CLASS                                   88,209,544        8,216,265           10.74
      SELECT CLASS                                    94,139,121        8,770,251           10.73
      CLASS C                                          3,754,034          349,753           10.73

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND CLASS C SHARES OF THE STRONG GOVERNMENT SECURITIES FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS AND CLASS C SHARES OF THE WF GOVERNMENT SECURITIES FUND.

      STRONG GROWTH FUND/ STRONG GROWTH 20 FUND/WF GROWTH FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class, Institutional Class, Class C and Class K shares of the Strong Growth Fund and the Investor Class and Advisor Class shares of the Strong Growth 20 Fund, and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Growth Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Growth Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                              TOTAL NET         SHARES        NET ASSET VALUE
              FUND                             ASSETS         OUTSTANDING        PER SHARE
              -------------------------------------------------------------------------------
              Strong Growth
              INVESTOR CLASS               $1,266,735,212      69,271,173         $18.29
              ADVISOR CLASS                     7,804,959         429,555          18.17
              INSTITUTIONAL CLASS             300,397,151      15,953,861          18.83
              CLASS C                             429,329          23,808          18.03
              CLASS K                          64,770,126       3,493,624          18.54
              Strong Growth 20
              INVESTOR CLASS                  152,974,567      11,254,513          13.59
              ADVISOR CLASS                     4,549,248         333,616          13.64
              PRO FORMA-WF Growth(1)
              INVESTOR CLASS                1,266,735,212      69,271,173          18.29
              ADVISOR CLASS                     7,804,959         429,555          18.17
              SELECT CLASS                    300,397,151      15,953,861          18.83
              CLASS C                             429,329          23,808          18.03
              INSTITUTIONAL CLASS              64,770,126       3,493,624          18.54
              PRO FORMA-WF Growth(2)
              INVESTOR CLASS                  152,974,567      11,254,513          13.59
              ADVISOR CLASS                     4,549,248         333,616          13.64

                                              TOTAL NET         SHARES        NET ASSET VALUE
              FUND                             ASSETS         OUTSTANDING        PER SHARE
              -------------------------------------------------------------------------------
              PRO FORMA-WF Growth(3)
              INVESTOR CLASS                1,419,709,779      77,636,558          18.29
              ADVISOR CLASS                    12,354,207         679,928          18.17
              SELECT CLASS                    300,397,151      15,953,861          18.83
              CLASS C                             429,329          23,808          18.03
              INSTITUTIONAL CLASS              64,770,126       3,493,624          18.54

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, CLASS C AND CLASS K SHARES OF THE STRONG GROWTH FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS, CLASS C AND INSTITUTIONAL CLASS SHARES OF THE WF GROWTH FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE WF GROWTH 20 FUND INTO THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE WF GROWTH FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, CLASS C AND CLASS K SHARES OF THE STRONG GROWTH FUND AND THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE STRONG GROWTH 20 FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS, CLASS C AND INSTITUTIONAL CLASS SHARES OF THE WF GROWTH FUND.

      STRONG GROWTH AND INCOME FUND/STRONG LARGE CAP CORE FUND/WF GROWTH AND INCOME FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Large Cap Core Fund, and the Advisor Class, Institutional Class, Investor Class, and Class K shares of the Strong Growth and Income Fund, (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Growth and Income Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO FORMA capitalization of each of the share classes of the WF Growth and Income Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                      SHARES         NET ASSET VALUE
      FUND                                      TOTAL NET ASSETS    OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Growth and Income
      INVESTOR CLASS                              $520,835,733      25,852,893            20.15
      ADVISOR CLASS                                  6,626,538         330,786            20.03
      INSTITUTIONAL CLASS                           70,125,085       3,469,682            20.21
      CLASS K                                       32,053,908       1,603,358            19.99
      Strong Large Cap Core
      INVESTOR CLASS                                 3,862,494         376,007            10.27
      PRO FORMA-WF Growth and Income(1)
      INVESTOR CLASS                               520,835,733      25,852,893            20.15
      ADVISOR CLASS                                  6,626,438         330,786            20.03
      SELECT CLASS                                  70,125,085       3,469,682            20.21
      INSTITUTIONAL CLASS                           32,053,908       1,603,358            19.99
      PRO FORMA-WF Growth and Income(2)
      INVESTOR CLASS                                 3,862,494         376,007            10.27
      PRO FORMA-WF Growth and Income(3)
      INVESTOR CLASS                               524,698,227      26,044,617            20.15
      ADVISOR CLASS                                  6,626,538         330,786            20.03
      SELECT CLASS                                  70,125,085       3,469,682            20.21
      INSTITUTIONAL CLASS                           32,053,908       1,603,358            19.99

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND CLASS K SHARES OF THE STRONG GROWTH AND INCOME FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF GROWTH AND INCOME FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG LARGE CAP CORE FUND INTO THE INVESTOR CLASS SHARES OF THE WF GROWTH AND INCOME FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND CLASS K SHARES OF THE STRONG GROWTH AND INCOME FUND AND THE INVESTOR CLASS SHARES OF THE STRONG LARGE CAP CORE FUND INTO THE INVESTOR CLASS, ADVISOR CLASS, SELECT CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF GROWTH AND INCOME FUND.

      STRONG HERITAGE MONEY FUND/ WF HERITAGE MONEY MARKET FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Heritage Money Fund and (ii) the unaudited PRO FORMA combined capitalization of the Administrator Class and Institutional Class shares of the WF Heritage Money Market Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                     SHARES         NET ASSET VALUE
      FUND                                    TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Heritage Money Fund
      INVESTOR CLASS                            $514,483,544       514,483,486          $1.00
      ADVISOR CLASS                               12,160,969        12,160,968           1.00
      INSTITUTIONAL CLASS                        212,027,006       212,026,110           1.00
      PRO FORMA-WF Heritage Money
      Market Fund(1)
      ADMINISTRATOR CLASS                        526,644,513       526,644,454           1.00
      INSTITUTIONAL CLASS                        212,027,006       212,026,110           1.00

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG HERITAGE MONEY FUND INTO THE ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF HERITAGE MONEY MARKET FUND.

      STRONG HIGH-YIELD BOND FUND/ WF HIGH INCOME FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong High-Yield Bond Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF High-Yield Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                     SHARES         NET ASSET VALUE
      FUND                                    TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong High-Yield Bond
      INVESTOR CLASS                            $335,804,513       43,691,492           $7.69
      ADVISOR CLASS                               24,860,684        3,246,372            7.66
      INSTITUTIONAL CLASS                         45,792,001        5,944,047            7.70
      PRO FORMA-WF High-Yield Bond(1)
      INVESTOR CLASS                             335,804,513       43,691,492            7.69
      ADVISOR CLASS                               24,860,684        3,246,372            7.66
      SELECT CLASS                                45,792,001        5,944,047            7.70

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG HIGH-YIELD BOND FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF HIGH-YIELD BOND FUND.

      STRONG INDEX 500 FUND/ WF INDEX FUND

      The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Index 500 Fund and
(ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Index Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                      SHARES        NET ASSET VALUE
      FUND                                    TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Index 500 Fund                     $181,038,746       13,732,611           $13.18
      INVESTOR CLASS

                                                                      SHARES        NET ASSET VALUE
      FUND                                    TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      PRO FORMA-WF Index(1)
      INVESTOR CLASS                            181,038,746         13,732,611          13.18

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG INDEX 500 FUND INTO THE INVESTOR CLASS SHARES OF THE WF INDEX FUND.

      STRONG INTERMEDIATE MUNICIPAL BOND FUND/WF INTERMEDIATE TAX-FREE FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Intermediate Municipal Bond Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Intermediate Tax-Free Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                      SHARES        NET ASSET VALUE
      FUND                                    TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Intermediate Municipal Bond        $40,567,059          3,774,806          $10.75
      INVESTOR CLASS
      PRO FORMA-WF Intermediate Tax-Free(1)
      INVESTOR CLASS                             40,567,059          3,774,806           10.75

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG INTERMEDIATE MUNICIPAL BOND FUND INTO THE INVESTOR CLASS SHARES OF THE WF INTERMEDIATE TAX-FREE FUND.

      STRONG LARGE CAP GROWTH FUND/ WF LARGE CAP GROWTH FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Large Cap Growth Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Large Cap Growth Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                      SHARES        NET ASSET VALUE
      FUND                                    TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Large Cap Growth
      INVESTOR CLASS                            $560,090,381         25,883,077         $21.64
      PRO FORMA-WF Large Cap Growth(1)
      INVESTOR CLASS                             560,090,381         25,883,077          21.64


(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG LARGE CAP GROWTH FUND INTO THE INVESTOR CLASS SHARES OF THE WF LARGE CAP GROWTH FUND.

      STRONG LARGE COMPANY GROWTH FUND/ STRONG ENDEAVOR FUND/WF CAPITAL GROWTH FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Class K shares of the Strong Large Company Growth Fund, and the Investor Class shares of the Strong Endeavor Fund,
(ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Capital Growth Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO FORMA combined capitalization of the WF Capital Growth Fund assuming both Reorganizations have take place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                      SHARES        NET ASSET VALUE
      FUND                                    TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Large Company Growth
      INVESTOR CLASS                           $69,510,634            4,854,920         $14.32
      CLASS K                                    4,036,636              280,433          14.39
      Strong Endeavor
      INVESTOR CLASS                            25,193,041            2,581,852           9.76

      PRO FORMA-WF Capital Growth(1)
      INVESTOR CLASS                            69,510,634            4,854,920          14.32
      INSTITUTIONAL CLASS                        4,036,636              280,433          14.39

      PRO FORMA-WF Capital Growth(2)
      INVESTOR CLASS                            25,193,041            2,581,852           9.76

      PRO FORMA-WF Capital Growth(3)
      INVESTOR CLASS                            94,703,675            6,614,510          14.32
      INSTITUTIONAL CLASS                        4,036,636              280,433          14.39

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG LARGE COMPANY GROWTH FUND INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF CAPITAL GROWTH FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG ENDEAVOR FUND INTO THE INVESTOR CLASS SHARES OF THE WF CAPITAL GROWTH FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS K SHARES OF THE STRONG LARGE COMPANY GROWTH FUND AND THE INVESTOR CLASS SHARES OF THE STRONG ENDEAVOR FUND INTO THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF CAPITAL GROWTH FUND.

      STRONG LIFE STAGE SERIES - AGGRESSIVE PORTFOLIO/ WF LIFE STAGE - AGGRESSIVE PORTFOLIO

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Life Stage Series - Aggressive Portfolio and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Life Stage - Aggressive Portfolio assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                         SHARES        NET ASSET VALUE
      FUND                                       TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Life Stage Series - Aggressive
      INVESTOR CLASS                                $35,716,872         3,654,577            $9.77
      PRO FORMA-WF Life Stage - Aggressive(1)
      INVESTOR CLASS                                 35,716,872         3,654,577             9.77

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG LIFE STAGE SERIES - AGGRESSIVE PORTFOLIO INTO THE INVESTOR CLASS SHARES OF THE WF AGGRESSIVE PORTFOLIO.

      STRONG LIFE STAGE SERIES - CONSERVATIVE PORTFOLIO/ WF LIFE STAGE - CONSERVATIVE PORTFOLIO

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Life Stage Series - Conservative Portfolio and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Life Stage - Conservative Portfolio assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                         SHARES        NET ASSET VALUE
      FUND                                       TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Life Stage Series - Conservative
      INVESTOR CLASS                                $33,122,540          3,452,464           $9.59
      PRO FORMA-WF Life Stage - Conservative(1)
      INVESTOR CLASS                                 33,122,540          3,452,464            9.59

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG LIFE STAGE SERIES - CONSERVATIVE PORTFOLIO INTO THE INVESTOR CLASS SHARES OF THE WF LIFE STAGE - CONSERVATIVE PORTFOLIO.

      STRONG LIFE STAGE SERIES - MODERATE PORTFOLIO/ WF LIFE STAGE - MODERATE PORTFOLIO

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Life Stage Series - Moderate Portfolio and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Life Stage - Moderate Portfolio assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                         SHARES        NET ASSET VALUE
      FUND                                       TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Life Stage Series - Moderate
      INVESTOR CLASS                                 $68,147,362        6,924,319            $9.84
      PRO FORMA-WF Life Stage - Moderate(1)
      INVESTOR CLASS                                  68,147,362        6,924,319             9.84

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG LIFE STAGE SERIES - MODERATE PORTFOLIO INTO THE INVESTOR CLASS SHARES OF THE WF LIFE STAGE - MODERATE PORTFOLIO.

      STRONG MID CAP DISCIPLINED FUND/ WF MID CAP DISCIPLINED FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Mid Cap Disciplined Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Mid Cap Disciplined Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                         SHARES        NET ASSET VALUE
      FUND                                       TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Mid Cap Disciplined
      INVESTOR CLASS                                $519,328,210        24,581,096          $21.13
      PRO FORMA-WF Mid Cap Disciplined(1)
      INVESTOR CLASS                                 519,328,210        24,581,096           21.13

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MID CAP DISCIPLINED FUND INTO THE INVESTOR CLASS SHARES OF THE WF MID CAP DISCIPLINED FUND.

      STRONG MINNESOTA TAX-FREE FUND/ WF MINNESOTA TAX-FREE FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Class C shares of the Strong Minnesota Tax-Free Fund and (ii) the unaudited PRO FORMA combined capitalization of Class Z and Class C shares of the WF Minnesota Tax-Free Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                         SHARES        NET ASSET VALUE
      FUND                                       TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Minnesota Tax-Free
      INVESTOR CLASS                                 $3,934,230         386,879            $10.17
      CLASS C                                           504,488          49,607             10.17
      PRO FORMA-WF Minnesota Tax-Free(1)
      CLASS Z                                         3,934,230         386,879             10.17
      CLASS C                                           504,488          49,607             10.17

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS C SHARES OF THE STRONG MINNESOTA TAX-FREE FUND INTO THE CLASS Z AND CLASS C SHARES OF THE WF MINNESOTA TAX-FREE FUND.

      STRONG MONEY MARKET FUND/ WF MONEY MARKET FUND

      The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Money Market Fund and
(ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Money Market Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                         SHARES        NET ASSET VALUE
      FUND                                       TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Money Market
      INVESTOR CLASS                               $1,248,421,236     1,248,421,249         $1.00
      PRO FORMA-WF Money Market(1)
      INVESTOR CLASS                                1,248,421,236     1,248,421,249          1.00

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MONEY MARKET FUND INTO THE INVESTOR CLASS SHARES OF THE WF MONEY MARKET FUND.

      STRONG MUNICIPAL MONEY MARKET FUND/ WF MUNICIPAL MONEY MARKET FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Municipal Money Market Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Municipal Money Market Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                         SHARES        NET ASSET VALUE
      FUND                                       TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Municipal Money Market
      INVESTOR CLASS                              $1,022,859,747     1,022,859,933         $1.00
      PRO FORMA-WF Municipal Money Market(1)
      INVESTOR CLASS                               1,022,859,747     1,022,859,933          1.00

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MUNICIPAL MONEY MARKET FUND INTO THE INVESTOR CLASS SHARES OF THE WF MUNICIPAL MONEY MARKET FUND.

      STRONG OPPORTUNITY FUND/ WF OPPORTUNITY FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Class K shares of the Strong Opportunity Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Opportunity Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                         SHARES        NET ASSET VALUE
      FUND                                       TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Opportunity
      INVESTOR CLASS                              $2,524,195,304       59,175,756         $42.66
      ADVISOR CLASS                                  137,185,574        3,261,233          42.07
      CLASS K                                          1,563,072           36,489          42.84
      PRO FORMA-WF Opportunity(1)
      INVESTOR CLASS                               2,524,195,304       59,175,756          42.66
      ADVISOR CLASS                                  137,185,574        3,261,233          42.07
      INSTITUTIONAL CLASS                              1,563,072           36,489          42.84

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND CLASS K SHARES OF THE STRONG OPPORTUNITY FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE WF OPPORTUNITY FUND.

      STRONG OVERSEAS FUND/ WF OVERSEAS FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Institutional Class shares of the Strong Overseas Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Overseas Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                         SHARES        NET ASSET VALUE
      FUND                                       TOTAL NET ASSETS     OUTSTANDING         PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Overseas
      INVESTOR CLASS                              $115,203,833         9,671,908          11.91
      INSTITUTIONAL CLASS                              168,325            14,089          11.95
      PRO FORMA-WF Overseas(1)
      INVESTOR CLASS                               115,203,833         9,671,908          11.91
      SELECT CLASS                                     168,325            14,089          11.95

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG OVERSEAS FUND INTO THE INVESTOR CLASS AND SELECT CLASS SHARES OF THE WF OVERSEAS FUND.

      STRONG SHORT-TERM BOND FUND/ STRONG SHORT-TERM INCOME FUND/WF SHORT-TERM BOND FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Short-Term Bond Fund and Investor Class shares of the Strong Short-Term Income Fund, (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Short-Term Bond Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO FORMA capitalization of the WF Short-Term Bond Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                        SHARES       NET ASSET VALUE
      FUND                                      TOTAL NET ASSETS      OUTSTANDING       PER SHARE
      ------------------------------------------------------------------------------------------------
      Strong Short-Term Bond
      INVESTOR CLASS                              $578,771,335         65,831,332         $ 8.79
      ADVISOR CLASS                                 11,029,363          1,254,356           8.79
      INSTITUTIONAL CLASS                           59,443,953          6,754,868           8.80
      Strong Short-Term Income
      INVESTOR CLASS                                52,573,950          5,249,506          10.02
      PRO FORMA-WF Short-Term Bond(1)
      INVESTOR CLASS                               578,771,335         65,831,332           8.79
      ADVISOR CLASS                                 11,029,363          1,254,356           8.79
      SELECT CLASS                                  59,443,953          6,754,868           8.80
      PRO FORMA-WF Short-Term Bond(2)
      INVESTOR CLASS                                52,573,950          5,249,506          10.02
      PRO FORMA-WF Short-Term Bond(3)
      INVESTOR CLASS                               631,345,285         71,811,264           8.79
      ADVISOR CLASS                                 11,029,363          1,254,356           8.79
      SELECT CLASS                                  59,443,953          6,754,868           8.80

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG SHORT-TERM BOND FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF SHORT-TERM BOND FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF STRONG SHORT-TERM INCOME FUND INTO THE INVESTOR CLASS SHARES OF THE WF SHORT-TERM BOND FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF STRONG SHORT-TERM BOND FUND AND THE INVESTOR CLASS SHARES OF THE STRONG SHORT-TERM INCOME FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF SHORT-TERM BOND FUND.

      STRONG SHORT-TERM HIGH YIELD BOND FUND/ WF SHORT-TERM HIGH YIELD BOND FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class and Advisor Class shares of the Strong Short-Term High-Yield Bond Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Short-Term High Yield Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                           SHARES       NET ASSET VALUE
      FUND                                           TOTAL NET ASSETS    OUTSTANDING       PER SHARE
      ----------------------------------------------------------------------------------------------------
      Strong Short-Term High Yield Bond
      INVESTOR CLASS                                   $188,638,040      21,759,825          $8.67
      ADVISOR CLASS                                      64,416,177       7,431,168           8.67
      PRO FORMA-WF Short-Term High Yield Bond(1)
      INVESTOR CLASS                                    188,638,040      21,759,825           8.67
      ADVISOR CLASS                                      64,416,177       7,431,168           8.67

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE STRONG SHORT-TERM HIGH YIELD BOND FUND INTO THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE WF SHORT-TERM HIGH YIELD BOND FUND.

      STRONG SHORT-TERM MUNICIPAL BOND FUND/ STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND/WF SHORT-TERM MUNICIPAL BOND FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class and Class C shares of the Strong Short-Term Municipal Bond Fund and the Investor Class shares of the Strong Short-Term High Yield Municipal Fund, (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Short-Term Municipal Bond Fund assuming each Reorganization has taken place, and (iii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Short-Term Municipal Bond Fund assuming both of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                           SHARES       NET ASSET VALUE
      FUND                                           TOTAL NET ASSETS    OUTSTANDING       PER SHARE
      ----------------------------------------------------------------------------------------------------
      Strong Short-Term Municipal Bond
      INVESTOR CLASS                                    $497,361,555      50,865,208         9.78
      CLASS C                                              3,978,602         407,235         9.77
      Strong Short-Term High Yield Municipal
      INVESTOR CLASS                                     151,489,027      16,179,705         9.36
      PRO FORMA-WF Short-Term Municipal Bond(1)
      INVESTOR CLASS                                     497,361,555      50,865,208         9.78
      CLASS C                                              3,978,602         407,235         9.77
      PRO FORMA-WF Short-Term Municipal Bond(2)
      INVESTOR CLASS                                     151,489,027      16,179,705         9.36
      PRO FORMA-WF Short-Term Municipal Bond(3)
      INVESTOR CLASS                                     648,850,582      66,354,884         9.78
      CLASS C                                              3,978,602         407,235         9.77

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS C SHARES OF THE STRONG SHORT-TERM MUNICIPAL BOND FUND INTO THE INVESTOR CLASS AND CLASS C SHARES OF THE WF SHORT-TERM MUNICIPAL BOND FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND INTO THE INVESTOR CLASS SHARES OF THE WF SHORT-TERM MUNICIPAL BOND FUND.

(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS C SHARES OF THE STRONG SHORT-TERM MUNICIPAL BOND FUND AND THE INVESTOR CLASS SHARES OF THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND INTO THE INVESTOR CLASS AND CLASS C SHARES OF THE WF SHORT-TERM MUNICIPAL BOND FUND.

      STRONG SMALL/MID CAP VALUE FUND/ WF SMALL/MID CAP VALUE FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Small/Mid Cap Value Fund and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WF Small/Mid Cap Value Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                           SHARES       NET ASSET VALUE
      FUND                                           TOTAL NET ASSETS    OUTSTANDING       PER SHARE
      ----------------------------------------------------------------------------------------------------
      Strong Small/Mid Cap Value
      INVESTOR CLASS                                    $12,266,338        953,953          $12.86

      PRO FORMA-WF Small/Mid Cap Value(1)
      INVESTOR CLASS                                     12,266,338        953,953           12.86

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG SMALL/MID CAP VALUE FUND INTO THE INVESTOR CLASS SHARES OF THE WF SMALL/MID CAP VALUE FUND.

         STRONG SMALL COMPANY VALUE FUND/ WF SMALL CAP DISCIPLINED FUND

      The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Small Company Value Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Small Cap Disciplined Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                           SHARES       NET ASSET VALUE
      FUND                                           TOTAL NET ASSETS    OUTSTANDING       PER SHARE
      ----------------------------------------------------------------------------------------------------
      Strong Small Company Value
      INVESTOR CLASS                                    $111,674,421      7,020,114          $15.91

      PRO FORMA-WF Small Cap Disciplined(1)
      INVESTOR CLASS                                     111,674,421      7,020,114           15.91

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG SMALL COMPANY VALUE FUND INTO THE INVESTOR CLASS SHARES OF THE WF SMALL CAP DISCIPLINED FUND.

      STRONG ULTRA SHORT-TERM INCOME FUND/ WF ULTRA SHORT-TERM INCOME FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Ultra Short-Term Income Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Ultra Short-Term Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                           SHARES       NET ASSET VALUE
      FUND                                           TOTAL NET ASSETS    OUTSTANDING       PER SHARE
      ----------------------------------------------------------------------------------------------------
      Strong Ultra Short-Term Income
      INVESTOR CLASS                                  $1,505,504,251     162,213,314         $9.28
      ADVISOR CLASS                                       97,615,305      10,522,346          9.28
      INSTITUTIONAL CLASS                                 94,875,976      10,228,600          9.28

      PRO FORMA-WF Ultra Short-Term Income(1)
      INVESTOR CLASS                                   1,505,504,251     162,213,314          9.28
      ADVISOR CLASS                                       97,615,305      10,522,346          9.28
      SELECT CLASS                                        94,875,976      10,228,600          9.28

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG ULTRA SHORT-TERM INCOME FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF ULTRA SHORT-TERM INCOME FUND.

      STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND/WF ULTRA SHORT-TERM MUNICIPAL INCOME FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Ultra Short-Term Municipal Income Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Ultra Short-Term Municipal Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES      NET ASSET VALUE
      FUND                                           TOTAL NET ASSETS    OUTSTANDING       PER SHARE
      ----------------------------------------------------------------------------------------------------
      Strong Ultra Short-Term Municipal Income
      INVESTOR CLASS                                  $980,406,471       202,600,0700         $4.84
      ADVISOR CLASS                                     48,885,458        10,101,5455          4.84
      INSTITUTIONAL CLASS                              340,344,877        70,351,3744          4.84
      PRO FORMA-WF Ultra Short-Term Municipal
      Income(1)
      INVESTOR CLASS                                   980,406,471       202,600,0700          4.84
      ADVISOR CLASS                                     48,885,458        10,101,5455          4.84
      SELECT CLASS                                     340,344,877        70,351,3744          4.84

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES OF THE STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND INTO THE INVESTOR CLASS, ADVISOR CLASS AND SELECT CLASS SHARES OF THE WF ULTRA SHORT-TERM MUNICIPAL INCOME FUND.

      STRONG WISCONSIN TAX-FREE FUND/ WF WISCONSIN TAX-FREE FUND

      The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class and Class C shares of the Strong Wisconsin Tax-Free Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Wisconsin Tax-Free Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                            SHARES      NET ASSET VALUE
      FUND                                           TOTAL NET ASSETS    OUTSTANDING       PER SHARE
      ----------------------------------------------------------------------------------------------------
      Strong Wisconsin Tax-Free
      INVESTOR CLASS                                    $51,803,831       4,911,825          $10.55
      CLASS C                                             2,439,948         231,347           10.55
      PRO FORMA-WF Wisconsin Tax-Free(1)
      INVESTOR CLASS                                     51,803,831       4,911,825           10.55
      CLASS C                                             2,439,948         231,347           10.55

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND CLASS C SHARES OF THE STRONG WISCONSIN TAX-FREE FUND INTO THE INVESTOR CLASS AND CLASS C SHARES OF THE WF WISCONSIN TAX-FREE FUND

      THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.

                                   PROPOSAL 2:
                    APPROVAL OF AN INTERIM ADVISORY AGREEMENT

SUMMARY

      At the closing of the Transaction, which is expected to occur on or about [DECEMBER 31, 2004], the existing investment advisory agreement between the Strong Funds and SCM ("Strong Advisory Agreement") will terminate. On August 13, 2004, the Board unanimously voted to approve an interim investment advisory agreement between the Strong Funds and Funds Management ("Interim Agreement"), a form of which is included in this Prospectus/Proxy Statement as Exhibit G, which, if approved by shareholders, would become effective at the closing of the Transaction and continue through the closing of the Reorganization ("Interim Period"). On September __, 2004, the Board approved certain compliance policies and procedures of Funds Management.

TERMS OF THE TERMINATING STRONG ADVISORY AGREEMENT AND THE INTERIM AGREEMENT

      Under the Strong Advisory Agreement, SCM is responsible for investment decisions and supplies investment research and portfolio management. SCM is authorized to delegate its investment advisory duties to a sub-adviser in accordance with a written agreement. In that situation, SCM continues to have responsibility for all investment advisory services furnished by the sub-adviser under the sub-advisory agreement. At its expense, SCM provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. Under the Strong Advisory Agreement, SCM is responsible for placing all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense. Except for expenses assumed by SCM or an affiliate, the Fund is responsible for all its expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; fees for Directors and officers who are not "interested persons" of SCM, if any; and extraordinary expenses. The Strong Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Strong Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Strong Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by SCM, and will terminate automatically in the event of its assignment.

      The following table sets forth the dates of the Strong Advisory Agreement, the date on which the Strong Advisory Agreement was last submitted to shareholder vote, and the advisory fee under the Strong Advisory Agreement.

---------------------------------------------------------------------------------------------------------
                                                       DATE OF            DATE LAST
                                                   STRONG ADVISORY       APPROVED BY          ADVISORY
         CORPORATION/STRONG FUND                       AGREEMENT         SHAREHOLDERS           FEE
---------------------------------------------------------------------------------------------------------
Strong Advantage Fund, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Ultra Short-Term Income Fund             July 23, 2001       July 20, 2001        0.30%(1)
---------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund, Inc.
---------------------------------------------------------------------------------------------------------
      Strong Asia Pacific Fund                       July 23, 2001       July 20, 2001        0.75%(2)
---------------------------------------------------------------------------------------------------------
Strong Balanced Fund, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Balanced Fund                            July 23, 2001       July 20, 2001        0.60%(3)
---------------------------------------------------------------------------------------------------------
Strong Conservative Equity Funds, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Dividend Income Fund                     December 8, 2001    December 7, 2001     0.70%(4)
---------------------------------------------------------------------------------------------------------
     Strong Energy Fund                              July 23, 2001       July 20, 2001        0.75%(2)
---------------------------------------------------------------------------------------------------------
     Strong Growth and Income Fund                   July 23, 2001       July 20, 2001        0.55%
---------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Corporate Bond Fund                      July 23, 2001       July 20, 2001        0.375%(5)
---------------------------------------------------------------------------------------------------------
Strong Discovery Fund, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Discovery Fund                           February 23, 2000   July 20, 2001        0.75%
---------------------------------------------------------------------------------------------------------
Strong Equity Funds II, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Small/Mid Cap Value Fund                 March 28, 2002      March 28, 2002       0.75%(2)
---------------------------------------------------------------------------------------------------------
     Strong Small Company Value Fund                 March 28, 2002      March 28, 2002       0.75%(2)
---------------------------------------------------------------------------------------------------------
Strong Equity Funds, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Dow 30 Value Fund                        July 23, 2001       July 20, 2001        0.55%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                       DATE OF            DATE LAST
                                                   STRONG ADVISORY       APPROVED BY          ADVISORY
         CORPORATION/STRONG FUND                       AGREEMENT         SHAREHOLDERS           FEE
---------------------------------------------------------------------------------------------------------
     Strong Enterprise Fund                          July 23, 2001       July 20, 2001        0.75%(2)
---------------------------------------------------------------------------------------------------------
     Strong Growth Fund                              July 23, 2001       July 20, 2001        0.75%(2)
---------------------------------------------------------------------------------------------------------
     Strong Growth 20 Fund                           July 23, 2001       July 20, 2001        0.75%(2)
---------------------------------------------------------------------------------------------------------
     Strong Large Cap Core Fund                      July 23, 2001       July 20, 2001        0.75%(2)
---------------------------------------------------------------------------------------------------------
     Strong Large Company Growth Fund                September 12, 2002  August 30, 2002      0.75%(2)
---------------------------------------------------------------------------------------------------------
     Strong Mid Cap Disciplined Fund                 July 23, 2001       July 20, 2001        0.75%(2)
---------------------------------------------------------------------------------------------------------
Strong Government Securities Fund, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Government Securities Fund               July 23, 2001       July 20, 2001        0.35%(6)
---------------------------------------------------------------------------------------------------------
Strong Heritage Reserve Series, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Heritage Money Fund                      July 23, 2001       July 20, 2001        0.15%
---------------------------------------------------------------------------------------------------------
Strong Income Funds, Inc.
---------------------------------------------------------------------------------------------------------
     Strong High-Yield Bond Fund                     July 23, 2001       July 20, 2001        0.375%(5)
---------------------------------------------------------------------------------------------------------
     Strong Short-Term Income Fund                   October 31, 2002    October 31, 2002     0.375%(5)
---------------------------------------------------------------------------------------------------------
     Strong Short-Term High Yield Bond Fund          July 23, 2001       July 20, 2001        0.375%(5)
---------------------------------------------------------------------------------------------------------
Strong Income Trust
---------------------------------------------------------------------------------------------------------
     Strong Florida Municipal Money Market Fund      November 25, 2002   November 29, 2002    0.15%
---------------------------------------------------------------------------------------------------------
Strong International Equity Funds, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Overseas Fund                            July 23, 2001       July 20, 2001        0.75%(2)
---------------------------------------------------------------------------------------------------------
Strong Large Cap Growth Fund, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Large Cap Growth Fund                    July 23, 2001       July 20, 2001        0.60%(3)
---------------------------------------------------------------------------------------------------------
Strong Money Market Fund, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Money Market Fund                        July 23, 2001       July 20, 2001        0.15%
---------------------------------------------------------------------------------------------------------
Strong Municipal Income Funds, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Intermediate Municipal Bond Fund         July 31, 2001       July 31, 2001        0.37%(7)
---------------------------------------------------------------------------------------------------------
     Strong Minnesota Tax-Free Fund                  December 26, 2002   December 26, 2002    0.37%(7)
---------------------------------------------------------------------------------------------------------
     Strong Municipal Money Market Fund              July 23, 2001       July 20, 2001        0.15%
---------------------------------------------------------------------------------------------------------
     Strong Short-Term High Yield Municipal Fund     July 23, 2001       July 20, 2001        0.35%(6)
---------------------------------------------------------------------------------------------------------
     Strong Tax-Free Money Fund                      July 23, 2001       July 20, 2001        0.15%
---------------------------------------------------------------------------------------------------------
     Strong Ultra Short-Term Municipal Income Fund   July 23, 2001       July 20, 2001        0.30%(1)
---------------------------------------------------------------------------------------------------------
     Strong Wisconsin Tax-Free Fund                  April 6, 2001       April 6, 2001        0.37%(7)
---------------------------------------------------------------------------------------------------------
Strong Opportunity Fund, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Endeavor Fund                            April 6, 2001       April 6, 2001        0.75%(2)
---------------------------------------------------------------------------------------------------------
     Strong Opportunity Fund                         July 23, 2001       July 20, 2001        0.75%(2)
---------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Short-Term Bond Fund                     July 23, 2001       July 20, 2001        0.375%(5)
---------------------------------------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund, Inc.
---------------------------------------------------------------------------------------------------------
     Strong Short-Term Municipal Bond Fund           July 23, 2001       July 20, 2001        0.25%(8)
---------------------------------------------------------------------------------------------------------

(1) 0.30% on assets under $4 billion; 0.275% for the next $2 billion in assets; and 0.25% for assets $6 billion and above.

(2) 0.75% on assets under $4 billion; 0.725% for the next $2 billion in assets; and 0.70% for assets $6 billion and above.

(3) 0.60% on the first $35 million in assets and 0.55% on all assets thereafter.

(4) 0.70% on assets under $4 billion; 0.65% for the next $2 billion in assets; and 0.65% for assets $6 billion and above. If Reaves (as defined below) does not meet certain performance criteria set forth in the Reaves Sub-advisory Agreement (as defined below), the advisory fee paid by the Fund to SCM is reduced by an amount equal to the difference between the fee SCM would have paid Reaves had the performance criteria been met and the actual sub-advisory fee paid to Reaves by SCM.

(5) 0.375% on assets under $4 billion; 0.35% for the next $2 billion in assets; and 0.325% for assets $6 billion and above.

(6) 0.35% on assets under $4 billion; 0.325% for the next $2 billion in assets; and 0.30% for assets $6 billion and above.

(7) 0.37% on assets under $4 billion; 0.345% for the next $2 billion in assets; and 0.32% for assets $6 billion and above.

(8) 0.25% on assets under $4 billion; 0.225% for the next $2 billion in assets; and 0.20% for assets $6 billion and above.

      We are required to explain why the existing agreements were last submitted to a shareholder vote, even though these agreements are terminating. For each Strong Fund for which an investment advisory agreement was last approved by shareholders on July 20, 2001, the Board had approved changes to the previous agreement related to fee structures, expense reimbursement policies, and administrative services. For some Strong Funds, the revised agreement introduced breakpoints (asset levels) at which management fees decreased as a percentage of the Fund's net assets. For Strong Funds that previously had a combined investment advisory and administration agreement and fee, the agreements and fees were separated and the administration fee was increased. For Strong Funds with a 2% cap on fund expenses as a result of a state law that no longer applied to the Funds, the cap was removed from the agreement. For the Strong Dividend Income Fund, shareholders approved an increase in the advisory fee and a provision that would reduce the advisory fee if the sub-advisory fee paid by SCM to Reaves were decreased as described above. For the Strong Large Company Growth Fund, shareholders approved a change in the investment adviser from Rockhaven Asset Management, LLC to SCM. For each other Strong Fund, shareholders approved the initial investment advisory agreement at the launch of the Fund.

      The Board last approved the Strong Advisory Agreement on April 30, 2004. As part of its approval of the Strong Advisory Agreement, the Board requested, and SCM agreed, that the aggregate fees and expenses payable by the Strong Family of Funds to SCM and its affiliates would be reduced by approximately $6.4 million per year after giving effect to then-current waivers and reimbursements.

      The Strong Funds paid the following fees to SCM or an affiliate during the last fiscal year:

--------------------------------------------------------------------------------------------------------------------
                                                                                              TRANSFER
               CORPORATION/STRONG FUND                       ADVISORY       ADMINISTRATION      AGENT        12B-1
--------------------------------------------------------------------------------------------------------------------
Strong Advantage Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Ultra Short-Term Income Fund                    $7,310,233        $7,323,135     $4,530,382      $4,898
--------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
      Strong Asia Pacific Fund                                 373,820           161,529        313,090           --
--------------------------------------------------------------------------------------------------------------------
Strong Balanced Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Balanced Fund                                    1,200,958           650,632        867,038           --
--------------------------------------------------------------------------------------------------------------------
Strong Conservative Equity Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Dividend Income Fund                               884,619           445,593        667,965           --
--------------------------------------------------------------------------------------------------------------------
     Strong Energy Fund                                         95,210            32,017         91,638           --
--------------------------------------------------------------------------------------------------------------------
     Strong Growth and Income Fund                           4,153,648         2,017,767      3,557,620       1,077
--------------------------------------------------------------------------------------------------------------------
Strong Corporate Bond Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Corporate Bond Fund                              2,668,413         1,832,789      2,456,237       2,150
--------------------------------------------------------------------------------------------------------------------
Strong Discovery Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Discovery Fund                                   1,126,171           375,422        625,817           --
--------------------------------------------------------------------------------------------------------------------
Strong Equity Funds II, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Small/Mid Cap Value Fund                            25,425                 0         10,256           0
--------------------------------------------------------------------------------------------------------------------
     Strong Small Company Value Fund                           123,814            52,229         62,969      15,708
--------------------------------------------------------------------------------------------------------------------
Strong Equity Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Dow 30 Value Fund                                  471,262           256,711        394,362          --
--------------------------------------------------------------------------------------------------------------------
     Strong Enterprise Fund                                  1,952,745           463,548      2,209,428         118
--------------------------------------------------------------------------------------------------------------------
     Strong Growth Fund                                     12,665,137         4,192,655      6,858,484       2,521
--------------------------------------------------------------------------------------------------------------------
     Strong Growth 20 Fund                                  12,994,898           753,495      1,787,183          63
--------------------------------------------------------------------------------------------------------------------
     Strong Large Cap Core Fund                                 17,401                 0         28,738          --
--------------------------------------------------------------------------------------------------------------------
     Strong Large Company Growth Fund                          289,051           131,466         80,771      26,774
--------------------------------------------------------------------------------------------------------------------
     Strong Mid Cap Disciplined Fund                         1,908,727           760,908        928,037          --
--------------------------------------------------------------------------------------------------------------------
Strong Government Securities Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Government Securities Fund                       8,850,823         6,798,782      7,474,377      14,231
--------------------------------------------------------------------------------------------------------------------
Strong Heritage Reserve Series, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Heritage Money Fund                              2,387,064         1,332,545        642,650           0
--------------------------------------------------------------------------------------------------------------------
Strong Income Funds, Inc.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                              TRANSFER
               CORPORATION/STRONG FUND                       ADVISORY       ADMINISTRATION      AGENT        12B-1
--------------------------------------------------------------------------------------------------------------------
     Strong High-Yield Bond Fund                             1,959,660         1,357,196      1,400,245       1,843
--------------------------------------------------------------------------------------------------------------------
     Strong Short-Term Income Fund                              67,775                 0              0           0
--------------------------------------------------------------------------------------------------------------------
     Strong Short-Term High Yield Bond Fund                  1,081,342           807,402        790,700       2,287
--------------------------------------------------------------------------------------------------------------------
Strong Income Trust
--------------------------------------------------------------------------------------------------------------------
     Strong Florida Municipal Money Market Fund                 19,328            36,935          4,494          --
--------------------------------------------------------------------------------------------------------------------
Strong International Equity Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Overseas Fund                                      981,473                 0        811,887          --
--------------------------------------------------------------------------------------------------------------------
Strong Large Cap Growth Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Large Cap Growth Fund                            3,503,970         1,906,405      2,492,799          --
--------------------------------------------------------------------------------------------------------------------
Strong Money Market Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Money Market Fund                                2,747,177         1,150,288      7,560,965          --
--------------------------------------------------------------------------------------------------------------------
Strong Municipal Income Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Intermediate Municipal Bond Fund                    74,618            13,094         43,105           0
--------------------------------------------------------------------------------------------------------------------
     Strong Minnesota Tax-Free Fund                                  0                 0              0       2,156
--------------------------------------------------------------------------------------------------------------------
     Strong Municipal Money Market Fund                      2,975,991         6,893,834      1,059,119          --
--------------------------------------------------------------------------------------------------------------------
     Strong Short-Term High Yield Municipal Fund               492,222           393,778         74,010          --
--------------------------------------------------------------------------------------------------------------------
     Strong Tax-Free Money Fund                              1,454,549           882,024        238,694          --
--------------------------------------------------------------------------------------------------------------------
     Strong Ultra Short-Term Municipal Income Fund           5,588,564         4,753,758        760,108       6,064
--------------------------------------------------------------------------------------------------------------------
     Strong Wisconsin Tax-Free Fund                             69,869             3,612         65,106       9,739
--------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Endeavor Fund                                       20,435             1,661         27,484           0
--------------------------------------------------------------------------------------------------------------------
     Strong Opportunity Fund                                20,914,722         8,369,699      9,484,310      11,069
--------------------------------------------------------------------------------------------------------------------
Strong Short-Term Bond Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Short-Term Bond Fund                             3,318,671         2,318,626      2,176,157         771
--------------------------------------------------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
     Strong Short-Term Municipal Bond Fund                   1,552,322         1,742,417        380,590       8,486
--------------------------------------------------------------------------------------------------------------------
                        Aggregate Total for all Funds:    $106,322,107       $58,211,952    $60,956,815    $109,955
--------------------------------------------------------------------------------------------------------------------

      If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Funds' service providers during the first quarter of 2005.

      The terms of the Strong Advisory Agreement and those of the Interim Agreement are materially similar, except for the date of the agreement and the name of the investment adviser. APPROVAL OF THE INTERIM AGREEMENT WILL NOT RESULT IN AN INCREASE IN THE ADVISORY FEE CHARGED TO ANY STRONG FUND DURING THE INTERIM PERIOD. If the Interim Agreement is approved, Funds Management will be entitled to receive the same fee rates that SCM would have been entitled to receive under the Strong Advisory Agreement. However, the advisory fee paid by the Strong Dividend Income Fund will no longer be potentially reduced when no performance fee is earned by the Fund's sub-adviser under the circumstances described under "Proposal 3."

      Funds Management is located at 525 Market Street, 12th Floor, San Francisco, CA 94105. The owners and principal executive officers of Funds Management are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 12th Floor, San Francisco, CA 94105. Currently, no officers or Directors of the Strong Funds are officers, directors, employees, shareholders, or general partners of Funds Management. No officers or Directors of the Strong Funds have any material interest in Funds Management, or in any material transaction in which Funds Management or an affiliate is a party.(1)

(1) Certain Strong Fund officers that are also employees of SFC or its subsidiaries may become employed by Funds Management, Wells Capital, or an affiliate at the close of the Transaction.

OFFICERS-NAME                 POSITION AT FUNDS MANAGEMENT                  PRINCIPAL OCCUPATION
Karla M. Rabusch              Director, President and Chief Executive       Same as position at Funds Management
                              Officer
C. David Messman              Director, Senior Vice President and           Same as position at Funds Management
                              Secretary
Stacie D. DeAngelo            Senior Vice President and Chief Operating     Same as position at Funds Management
                              Officer
Kenneth L. Niewald            Vice President and Chief Financial Officer    Same as position at Funds Management
Andrew N. Owen                Director and Senior Vice President            Same as position at Funds Management
Dorothy A. Peters             Chief Compliance Officer                      Same as position at Funds Management

OWNERS-NAME, RELATIONSHIP TO FUNDS MANAGEMENT AND ADDRESS

Wells Fargo Investment Group, Inc.
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

      Funds Management serves as the adviser to certain funds in the Wells Fargo Funds family that have similar investment objectives and styles as certain Strong Funds. The chart below lists certain required information about similar funds advised by Funds Management. In addition to the funds listed below, Funds Management also serves as the adviser to certain Wells Fargo Variable Trust funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

     --------------------------------------------------------------------------------------------------------------
                                     ASSET SIZE(2)           ANNUAL                        NET OPERATING
            NAME OF FUND(1)          (IN MILLIONS)      MANAGEMENT FEE(3)                  EXPENSE RATIO
            ---------------          -------------      -----------------                  -------------
     --------------------------------------------------------------------------------------------------------------
     WF 100% Treasury Money Market   3,371.9        $0 - 999M        0.300%     Class A              0.65%(7)
     Fund                                           $1B - 4.99B      0.275%     Service Class        0.50%(7)
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF Asset Allocation Fund        1,161.5        $0 - 499M        0.650%     Class A              1.15%(10)
                                                    $500M - 999M     0.600%     Class B              1.90%(10)
                                                    $1B - 2.99B      0.550%     Class C              1.90%(10)
                                                    $3B - 4.99B      0.525%     Institutional Class  0.90%(10)
                                                    >$5B             0.500%
     --------------------------------------------------------------------------------------------------------------
     WF C&B Large Cap Value Fund     28.0           $0 - 499M        0.750%     Class A              1.20%(11)
                                                    $500M - 999M     0.700%     Class B              1.95%(11)
                                                    $1B - 2.99B      0.650%     Class C              1.95%(11)
                                                    $3B - 4.99B      0.625%     Class D              1.20%(11)
                                                    >$5B             0.600%     Institutional Class  0.95%(11)
                                                                                Select Class         0.70%(11)
     --------------------------------------------------------------------------------------------------------------
     WF C&B Mid Cap Value Fund       542.0          $0 - 499M        0.750%     Class A              1.40%(11)
                                                    $500M - 999M     0.700%     Class B              2.15%(11)
                                                    $1B - 2.99B      0.650%     Class C              2.15%(11)
                                                    $3B - 4.99B      0.625%     Class D              1.25%(11)
                                                    >$5B             0.600%     Institutional Class  1.15%(11)
                                                                                Select Class         0.90%(11)
     --------------------------------------------------------------------------------------------------------------
     WF C&B Tax-Managed Value Fund   17.0           $0 - 499M        0.750%     Class A              1.20%(11)
                                                    $500M - 999M     0.700%     Class B              1.95%(11)
     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------
                                     ASSET SIZE(2)           ANNUAL                        NET OPERATING
            NAME OF FUND(1)          (IN MILLIONS)      MANAGEMENT FEE(3)                  EXPENSE RATIO
            ---------------          -------------      -----------------                  -------------
     --------------------------------------------------------------------------------------------------------------
                                                    $1B - 2.99B      0.650%     Class C              1.95%(11)
                                                    $3B - 4.99B      0.625%     Class D              1.20%(11)
                                                    >$5B             0.600%     Institutional Class  0.95%(11)
     --------------------------------------------------------------------------------------------------------------
     WF California Limited Term      90.2           $0 - 499M        0.400%     Class A              0.85%(9)
     Tax-Free Fund                                  $500M - 999M     0.350%     Class C              1.60%(9)
     --------------------------------------------------------------------------------------------------------------
                                                    $1B - 2.99B      0.300%     Institutional Class  0.60%(9)
                                                    $3B - 4.99B      0.275%
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF California Tax-Free Fund     520.6          $0 - 499M        0.400%     Class A              0.80%(9)
                                                    $500M - 999M     0.350%     Class B              1.55%(9)
                                                    $1B - 2.99B      0.300%     Class C              1.55%(9)
                                                    $3B - 4.99B      0.275%     Institutional Class  0.55%(9)
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF California Tax-Free Money    2,537.5        $0 - 999M        0.300%     Class A              0.65%(7)
     Market Fund                                    $1B - 4.99B      0.275%     Service Class        0.45%(7)
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF California Tax-Free Money    477.2                           0.000%                          0.20%(7)
     Market Trust
     --------------------------------------------------------------------------------------------------------------
     WF Cash Investment Money        13,811.9                        0.100%     Service Class        0.50%(7)
     Market Fund                                                                Administrative
                                                                                Class                0.35%(7)
                                                                                Institutional Class  0.20%(7)
     --------------------------------------------------------------------------------------------------------------
     WF Colorado Tax-Free Fund       103.0          $0 - 499M        0.400%     Class A              0.85%(9)
                                                    $500M - 999M     0.350%     Class B              1.60%(9)
                                                    $1B - 2.99B      0.300%     Institutional Class  0.60%(9)
                                                    $3B - 4.99B      0.275%
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF Diversified Bond Fund        185.1                           0.580%(4)  Institutional Class  0.70%(8)
     --------------------------------------------------------------------------------------------------------------
     WF Diversified Equity Fund      1,442.7                         0.790%(4)  Class A              1.25%(5)
                                                                                Class B              2.00%(5)
                                                                                Class C              2.00%(5)
                                                                                Institutional Class  1.00%(5)
     --------------------------------------------------------------------------------------------------------------
     WF Diversified Small Cap Fund   442.4                           0.840%(4)  Institutional Class  1.20%(5)
     --------------------------------------------------------------------------------------------------------------
     WF Equity Income Fund           1,186.1        $0 - 499M        0.750%     Class A              1.10%(10)
                                                    $500M - 999M     0.700%     Class B              1.85%(10)
                                                    $1B - 2.99B      0.650%     Class C              1.85%(10)
                                                    $3B - 4.99B      0.625%     Institutional Class  0.85%(5)
                                                    >$5B             0.600%
     --------------------------------------------------------------------------------------------------------------
     WF Government Money Market      9,357.8                         0.100%     Class A              0.65%(7)
     Fund                                                                       Service Class        0.50%(7)
                                                                                Administrative Class 0.35%(7)
                                                                                Institutional Class  0.20%(7)
     --------------------------------------------------------------------------------------------------------------
     WF Growth Balanced Fund         1,955.1                         0.710%(4)  Class A              1.20%(5)
                                                                                Class B              1.95%(5)
                                                                                Class C              1.95%(5)
                                                                                Institutional Class  0.95%(5)
     --------------------------------------------------------------------------------------------------------------
     WF Growth Equity Fund           556.6                           1.030%(4)  Class A              1.50%(5)
                                                                                Class B              2.25%(5)
                                                                                Class C              2.25%(5)
                                                                                Institutional Class  1.25%(5)
     --------------------------------------------------------------------------------------------------------------
     WF Growth Fund                  172.9          $0 - 499M        0.750%     Class A              1.25%(10)
                                                    $500M - 999M     0.700%     Class B              2.00%(10)
                                                    $1B - 2.99B      0.650%     Institutional Class  1.00%(10)
                                                    $3B - 4.99B      0.625%
                                                    >$5B             0.600%
     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------
                                     ASSET SIZE(2)           ANNUAL                        NET OPERATING
            NAME OF FUND(1)          (IN MILLIONS)      MANAGEMENT FEE(3)                  EXPENSE RATIO
            ---------------          -------------      -----------------                  -------------
     --------------------------------------------------------------------------------------------------------------
     WF High Yield Bond Fund         300.5          $0 - 499M        0.550%     Class A              1.15%(8)
                                                    $500M - 999M     0.500%     Class B              1.90%(8)
                                                    $1B - 2.99B      0.450%     Class C              1.90%(8)
                                                    $3B - 4.99B      0.425%
                                                    >$5B             0.400%
     --------------------------------------------------------------------------------------------------------------
     WF Income Fund                  334.5          $0 - 499M        0.450%     Class A              1.00%(8)
                                                    $500M - 999M     0.400%     Class B              1.75%(8)
                                                    $1B - 2.99B      0.350%     Institutional Class  0.75%(8)
                                                    $3B - 4.99B      0.325%
                                                    >$5B             0.300%
     --------------------------------------------------------------------------------------------------------------
     WF Income Plus Fund             73.9           $0 - 499M        0.550%     Class A              1.00%(8)
                                                    $500M - 999M     0.500%     Class B              1.75%(8)
                                                    $1B - 2.99B      0.450%     Class C              1.75%(8)
                                                    $3B - 4.99B      0.425%
                                                    >$5B             0.400%
     --------------------------------------------------------------------------------------------------------------
     WF Index Allocation Fund        82.4           $0 - 499M        0.650%     Class A              1.15%(10)
                                                    $500M - 999M     0.600%     Class B              1.90%(10)
                                                    $1B - 2.99B      0.550%     Class C              1.90%(10)
                                                    $3B - 4.99B      0.525%
                                                    >$5B             0.500%
     --------------------------------------------------------------------------------------------------------------
     WF Inflation-Protected Bond     70.4           $0 - 499M        0.450%     Class A              0.85%(8)
     Fund                                           $500M - 999M     0.400%     Class B              1.60%(8)
                                                    $1B - 2.99B      0.350%     Class C              1.60%(8)
                                                    $3B - 4.99B      0.325%     Institutional Class  0.60%(8)
                                                    >$5B             0.300%
     --------------------------------------------------------------------------------------------------------------
     WF Intermediate Government      650.0          $0 - 499M        0.450%     Class A              0.95%(8)
     Income Fund                                    $500M - 999M     0.400%     Class B              1.70%(8)
                                                    $1B - 2.99B      0.350%     Class C              1.70%(8)
                                                    $3B - 4.99B      0.325%     Institutional Class  0.70%(8)
                                                    >$5B             0.300%
     --------------------------------------------------------------------------------------------------------------
     WF International Equity Fund    350.7          $0 - 499M        0.950%     Class A              1.50%(5)
                                                    $500M - 999M     0.900%     Class B              2.25%(5)
                                                    $1B - 2.99B      0.850%     Class C              2.25%(5)
                                                    $3B - 4.99B      0.825%     Institutional Class  1.25%(5)
                                                    >$5B             0.800%
     --------------------------------------------------------------------------------------------------------------
     WF Large Cap Appreciation Fund  24.5           $0 - 999M        0.700%     Class A              1.25%(5)
                                                    $1B - 2.99B      0.650%     Class B              2.00%(5)
                                                    $3B - 4.99B      0.625%     Class C              2.00%(5)
                                                    >$5B             0.600%     Institutional Class  1.00%(5)
     --------------------------------------------------------------------------------------------------------------
     WF Large Cap Value Fund         3.1            $0 - 499M        0.750%     Class A              1.25%(5)
                                                    $500M - 999M     0.700%     Class B              2.00%(5)
                                                    $1B - 2.99B      0.650%     Class C              2.00%(5)
                                                    $3B - 4.99B      0.625%     Institutional Class  1.00%(5)
                                                    >$5B             0.600%
     --------------------------------------------------------------------------------------------------------------
     WF Large Company Growth Fund    2,827.8        $0 - 499M        0.750%     Class A              1.20%(10)
                                                    $500M - 999M     0.700%     Class B              1.95%(10)
                                                    $1B - 2.99B      0.650%     Class C              1.95%(10)
                                                    $3B - 4.99B      0.625%     Institutional Class  0.95%(10)
                                                    >$5B             0.600%     Select Class         0.75%(10)
     --------------------------------------------------------------------------------------------------------------
     WF Limited Term Government      197.2          $0 - 499M        0.450%     Class A              0.95%(8)
     Income Fund                                    $500M - 999M     0.400%     Class B              1.70%(8)
                                                    $1B - 2.99B      0.350%     Institutional Class  0.70%(8)
                                                    $3B - 4.99B      0.325%
                                                    >$5B             0.300%
     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------
                                     ASSET SIZE(2)           ANNUAL                        NET OPERATING
            NAME OF FUND(1)          (IN MILLIONS)      MANAGEMENT FEE(3)                  EXPENSE RATIO
            ---------------          -------------      -----------------                  -------------
     --------------------------------------------------------------------------------------------------------------
     WF Liquidity Reserve Fund       1,779.4        $0 - 999M        0.300%     Investor Class       1.00%(7)
                                                    $1B - 4.99B      0.275%
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF Minnesota Money Market Fund  94.6           $0 - 999M        0.300%     Class A              0.80%(7)
                                                    $1B - 4.99B      0.275%
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF Minnesota Tax-Free Fund      195.9          $0 - 499M        0.400%     Class A              0.85%(9)
                                                    $500M - 999M     0.350%     Class B              1.60%(9)
                                                    $1B - 2.99B      0.300%     Institutional Class  0.60%(9)
                                                    $3B - 4.99B      0.275%
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF Moderate Balanced Fund       553.6                           0.670%(4)  Class A              1.15%(5)
                                                                                Class B              1.90%(5)
                                                                                Class C              1.90%(5)
                                                                                Institutional Class  0.90%(5)
     --------------------------------------------------------------------------------------------------------------
     WF Money Market Fund            6,983.1        $0 - 999M        0.300%     Class A              0.76%(7)
                                                    $1B - 4.99B      0.275%     Class B              1.51%(7)
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF Money Market Trust           1,402.9                         0.000%                          0.20%(7)
     --------------------------------------------------------------------------------------------------------------
     WF Montgomery Emerging          180.5          $0 - 499M        1.100%     Class A              1.90%(5)
     Markets Focus Fund                             $500M - 999M     1.050%     Class B              2.65%(5)
                                                    $1B - 2.99B      1.000%     Class C              2.65%(5)
                                                    $3B - 4.99B      0.975%     Institutional Class  1.60%(5)
                                                    >$5B             0.950%
     --------------------------------------------------------------------------------------------------------------
     WF Montgomery Institutional     94.3           $0 - 499M        1.100%     Select Class         1.25%(5)
     Emerging Markets Fund                          $500M - 999M     1.050%
                                                    $1B - 2.99B      1.000%
                                                    $3B - 4.99B      0.975%
                                                    >$5B             0.950%
     --------------------------------------------------------------------------------------------------------------
     WF Montgomery Mid Cap Growth    106.2          $0 - 499M        0.750%     Class A              1.45%(5),(12)
     Fund                                           $500M - 999M     0.700%     Class B              2.20%(5),(13)
                                                    $1B - 2.99B      0.650%     Class C              2.20%(5),(13)
                                                    $3B - 4.99B      0.625%
                                                    >$5B             0.600%
     --------------------------------------------------------------------------------------------------------------
     WF Montgomery Short Duration    437.9          $0 - 499M        0.450%     Class A              0.85%(8)
     Government Bond Fund                           $500M - 999M     0.400%     Class B              1.60%(8)
                                                    $1B - 2.99B      0.350%     Class C              1.60%(8)
                                                    $3B - 4.99B      0.325%     Institutional Class  0.60%(8)
                                                    >$5B             0.300%
     --------------------------------------------------------------------------------------------------------------
     WF Montgomery Small Cap Fund    82.2           $0 - 499M        0.900%     Class A              1.40%(10)
                                                    $500M - 999M     0.850%     Class B              2.15%(10)
                                                    $1B - 2.99B      0.800%     Class C              2.15%(10)
                                                    $3B - 4.99B      0.775%     Institutional Class  1.20%(10)
                                                    >$5B             0.750%
     --------------------------------------------------------------------------------------------------------------
     WF Montgomery Total Return      316.4          $0 - 499M        0.450%     Class A              0.90%(8)
     Bond Fund                                      $500M - 999M     0.400%     Class B              1.65%(8)
                                                    $1B - 2.99B      0.350%     Class C              1.65%(8)
                                                    $3B - 4.99B      0.325%     Institutional Class  0.70%(8)
                                                    >$5B             0.300%     Select Class         0.42%(8)
     --------------------------------------------------------------------------------------------------------------
     WF National Limited Term        172.3          $0 - 499M        0.400%     Class A              0.85%(9)
     Tax-Free Fund                                  $500M - 999M     0.350%     Class B              1.60%(9)
                                                    $1B - 2.99B      0.300%     Class C              1.60%(9)
                                                    $3B - 4.99B      0.275%     Institutional Class  0.60%(9)
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------
                                     ASSET SIZE(2)           ANNUAL                        NET OPERATING
            NAME OF FUND(1)          (IN MILLIONS)      MANAGEMENT FEE(3)                  EXPENSE RATIO
            ---------------          -------------      -----------------                  -------------
     --------------------------------------------------------------------------------------------------------------
     WF National Tax-Free Fund       329.4          $0 - 499M        0.400%     Class A              0.85%(9)
                                                    $500M - 999M     0.350%     Class B              1.60%(9)
                                                    $1B - 2.99B      0.300%     Class C              1.60%(9)
                                                    $3B - 4.99B      0.275%     Institutional Class  0.60%(9)
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF National Tax-Free Money      2,171.8                         0.100%     Class A              0.65%(7)
     Market Fund                                                                Service Class        0.45%(7)
                                                                                Institutional Class  0.20%(7)
     --------------------------------------------------------------------------------------------------------------
     WF National Tax-Free Money      352.2                           0.000%                          0.20%(7)
     Market Trust
     --------------------------------------------------------------------------------------------------------------
     WF Nebraska Tax-Free Fund       46.3           $0 - 499M        0.400%     Institutional Class  0.83%(9),(14)
                                                    $500M - 999M     0.350%
                                                    $1B - 2.99B      0.300%
                                                    $3B - 4.99B      0.275%
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF Outlook 2010 Fund            195.1          $0 - 499M        0.650%     Class A              1.25%(6)
                                                    $500M - 999M     0.600%     Class B              2.00%(6)
                                                    $1B - 2.99B      0.550%     Class C              2.00%(6)
                                                    $3B - 4.99B      0.525%     Institutional Class  0.95%(6)
                                                    >$5B             0.500%     Select Class         0.75%(6)
     ------------------------------- -------------- --------------------------- -----------------------------------
     ------------------------------- -------------- --------------------------- -----------------------------------
     WF Outlook 2020 Fund            302.0          $0 - 499M        0.650%     Class A              1.25%(6)
                                                    $500M - 999M     0.600%     Class B              2.00%(6)
                                                    $1B - 2.99B      0.550%     Class C              2.00%(6)
                                                    $3B - 4.99B      0.525%     Institutional Class  0.95%(6)
                                                    >$5B             0.500%     Select Class         0.75%(6)
     ------------------------------- -------------- --------------------------- -----------------------------------
     ------------------------------- -------------- --------------------------- -----------------------------------
     WF Outlook 2030 Fund            190.8          $0 - 499M        0.650%     Class A              1.25%(6)
                                                    $500M - 999M     0.600%     Class B              2.00%(6)
                                                    $1B - 2.99B      0.550%     Class C              2.00%(6)
                                                    $3B - 4.99B      0.525%     Institutional Class  0.95%(6)
                                                    >$5B             0.500%     Select Class         0.75%(6)
     --------------------------------------------------------------------------------------------------------------
     WF Outlook 2040 Fund            234.4          $0 - 499M        0.650%     Class A              1.25%(6)
                                                    $500M - 999M     0.600%     Class B              2.00%(6)
                                                    $1B - 2.99B      0.550%     Class C              2.00%(6)
                                                    $3B - 4.99B      0.525%     Institutional Class  0.95%(6)
                                                    >$5B             0.500%     Select Class         0.75%(6)
     --------------------------------------------------------------------------------------------------------------
     WF Outlook Today Fund           88.6           $0 - 499M        0.650%     Class A              1.25%(6)
                                                    $500M - 999M     0.600%     Class B              2.00%(6)
                                                    $1B - 2.99B      0.550%     Class C              2.00%(6)
                                                    $3B - 4.99B      0.525%     Institutional Class  0.95%(6)
                                                    >$5B             0.500%     Select Class         0.75%(6)
     --------------------------------------------------------------------------------------------------------------
     WF Overland Express Sweep Fund  4,540.0        $0 - 999M        0.300%                          1.08%(7)
                                                    $1B - 4.99B      0.275%
                                                    >$5B             0.250%
     --------------------------------------------------------------------------------------------------------------
     WF Overseas Fund                0.0            $0 - 499M        0.950%     Class A              1.50%(5)
                                                    $500M - 999M     0.900%
                                                    $1B - 2.99B      0.850%
                                                    $3B - 4.99B      0.825%
                                                    >$5B             0.800%
     --------------------------------------------------------------------------------------------------------------
     WF Prime Investment Money       1,699.3                         0.100%     Service Class        0.55%(7)
     Market Fund                                                                Institutional Class  0.20%(7)
     --------------------------------------------------------------------------------------------------------------
     WF SIFE Specialized Financial   512.8          $0 - 499M        0.950%     Class A              1.35%(10)
     Services Fund                                  $500M - 999M     0.900%     Class B              2.10%(10)
                                                    $1B - 2.99B      0.850%     Class C              2.10%(10)
                                                    $3B - 4.99B      0.825%
                                                    >$5B             0.800%
     --------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------
                                     ASSET SIZE(2)           ANNUAL                        NET OPERATING
            NAME OF FUND(1)          (IN MILLIONS)      MANAGEMENT FEE(3)                  EXPENSE RATIO
            ---------------          -------------      -----------------                  -------------
     --------------------------------------------------------------------------------------------------------------
     WF Small Cap Growth Fund        164.1          $0 - 499M        0.900%     Class A              1.45%(10)
                                                    $500M - 999M     0.850%     Class B              2.20%(10)
                                                    $1B - 2.99B      0.800%     Class C              2.20%(10)
                                                    $3B - 4.99B      0.775%     Institutional Class  1.20%(10)
                                                    >$5B             0.750%
     --------------------------------------------------------------------------------------------------------------
     WF Small Cap Opportunities      521.1          $0 - 499M        0.900%     Institutional Class  1.20%(5)
     Fund                                           $500M - 999M     0.850%
                                                    $1B - 2.99B      0.800%
                                                    $3B - 4.99B      0.775%
                                                    >$5B             0.750%
     --------------------------------------------------------------------------------------------------------------
     WF Small Company Growth Fund    526.2          $0 - 499M        0.900%     Class A              1.45%(5)
                                                    $500M - 999M     0.850%     Class B              2.20%(5)
                                                    $1B - 2.99B      0.800%     Class C              2.20%(5)
                                                    $3B - 4.99B      0.775%     Institutional Class  1.20%(5)
                                                    >$5B             0.750%
     --------------------------------------------------------------------------------------------------------------
     WF Small Cap Disciplined Fund   91.6           $0 - 499M        0.900%     Class A              1.45%(5)
                                                    $500M - 999M     0.850%     Class B              2.20%(5)
                                                    $1B - 2.99B      0.800%     Class C              2.20%(5)
                                                    $3B - 4.99B      0.775%     Institutional Class  1.20%(5)
                                                    >$5B             0.750%
     --------------------------------------------------------------------------------------------------------------
     WF Specialized Health           34.9           $0 - 499M        0.950%     Class A              1.65%(5)
     Sciences Fund                                  $500M - 999M     0.900%     Class B              2.40%(5)
                                                    $1B - 2.99B      0.850%     Class C              2.40%(5)
                                                    $3B - 4.99B      0.825%
                                                    >$5B             0.800%
     --------------------------------------------------------------------------------------------------------------
     WF Specialized Technology Fund  158.0          $0 - 499M        1.050%     Class A              1.75%(10)
                                                    $500M - 999M     1.000%     Class B              2.50%(10)
                                                    $1B - 2.99B      0.950%     Class C              2.50%(10)
                                                    $3B - 4.99B      0.925%
                                                    >$5B             0.900%
     --------------------------------------------------------------------------------------------------------------
     WF Stable Income Fund           749.3          $0 - 499M        0.450%     Class A              0.90%(8)
                                                    $500M - 999M     0.400%     Class B              1.65%(8)
                                                    $1B - 2.99B      0.350%     Class C              1.65%(8)
                                                    $3B - 4.99B      0.325%     Institutional Class  0.65%(8)
                                                    >$5B             0.300%
     --------------------------------------------------------------------------------------------------------------
     WF Strategic Growth             168.5                           0.740%(4)  Institutional Class  1.00%(5)
     Allocation Fund
     --------------------------------------------------------------------------------------------------------------
     WF Strategic Income Fund        402.4                           0.640%(4)  Institutional Class  0.85%(5)
     --------------------------------------------------------------------------------------------------------------
     WF Tactical Maturity Bond Fund  16.1           $0 - 499M        0.450%     Institutional Class  0.60%(8)
                                                    $500M - 999M     0.400%
                                                    $1B - 2.99B      0.350%
                                                    $3B - 4.99B      0.325%
                                                    >$5B             0.300%
     --------------------------------------------------------------------------------------------------------------
     WF Treasury Plus Money Market   4,999.1                         0.100%     Class A              0.65%(7)
     Fund                                                                       Service Class        0.50%(7)
                                                                                Institutional Class  0.20%(7)
     --------------------------------------------------------------------------------------------------------------
     WF WealthBuilder Growth &       93.0           $0 - 999M        0.200%                          1.50%(8)
     Income Portfolio                               $1B - 4.99B      0.175%
                                                    >$5B             0.150%
     --------------------------------------------------------------------------------------------------------------
     WF WealthBuilder Growth         271.2          $0 - 999M        0.200%                          1.50%(8)
     Balanced Portfolio                             $1B - 4.99B      0.175%
                                                    >$5B             0.150%
     --------------------------------------------------------------------------------------------------------------
     WF WealthBuilder Growth         111.6          $0 - 999M        0.200%                          1.50%(8)
     Portfolio                                      $1B - 4.99B      0.175%
                                                    >$5B             0.150%
     --------------------------------------------------------------------------------------------------------------

      (1) Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

      (2)   Total assets as of June 30, 2004.

      (3) The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions or billions of dollars.

      (4) Management Fees shown represent the management fees allocated from the various master portfolios in which the Fund invests as of 6/30/04.

      (5) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/05 in order to maintain the shown Net Expense Ratio.

      (6) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 6/30/05 in order to maintain the shown Net Expense Ratio.

      (7) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 7/31/05 in order to maintain the shown Net Expense Ratio.

      (8) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 9/30/05 in order to maintain the shown Net Expense Ratio.

      (9) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05 in order to maintain the shown Net Expense Ratio.

      (10) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain the shown Net Expense Ratio.

      (11) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 2/28/07 in order to maintain the shown Net Expense Ratio.

      (12) Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 1.40%

      (13) Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 2.15%

      (14) Effective 11/1/04, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05 in order to maintain a Net Expense Ratio of 0.75%

      The Wells Fargo Funds Board has adopted a dormant "multi-manager" structure for the new WF Acquiring Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Wells Fargo Funds Board) for overseeing the sub-advisers and may, at times, recommend to the Wells Fargo Funds Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

      Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Wells Fargo Funds Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Wells Fargo Funds Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Wells Fargo Funds Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

      Over the past year, there have been numerous inquiries and investigations throughout the mutual fund and brokerage industries regarding matters such as the trading of mutual fund shares and sales practices relating to mutual fund shares. Like many other mutual fund investment advisers, Funds Management has been included in various inquiries and investigations by the SEC staff in connection with mutual fund industry trading abuses and other matters. Funds Management has also responded to information requests from federal and state governmental authorities relating to investigations of unaffiliated third parties. Funds Management has been cooperating fully with the SEC and other authorities in connection with all inquiries and investigations, including producing documents and providing testimony in response to queries about the Wells Fargo Funds' own short-term trading policies and trading activity in the Wells Fargo Funds. Nothing has come to the attention of Funds Management in connection with these matters that Funds Management believes would be material to its ability to provide investment advisory services to the Funds.

APPROVAL OF THE INTERIM AGREEMENT BY THE BOARD

      In considering the Interim Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to each Strong Fund, (i) the terms of the Interim Agreement, including the nature and scope of services to be provided by Funds Management; (ii) that the fees and expenses that would be paid by the Fund under the Interim Agreement would be the same as those paid to SCM under the current investment advisory agreement (except that the advisory fee paid by the Strong Dividend Income Fund will no longer be potentially reduced when no performance fee is earned by this Fund's sub-adviser); (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of each Fund and Wells Fargo Funds with similar investment objectives, as compared to the performance of other funds currently available in the market not advised or managed by Funds Management, but having a similar investment focus and asset composition; (v) the ability of Funds Management to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of Funds Management and its personnel and the terms of the Interim Agreement; (vi) that Wells Capital will employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; (vii) information provided by Funds Management relating to the matters described in the preceding paragraph; and (viii) the terms of the Reorganization. The Board also took into account all considerations taken into account in determining to approve the Reorganization. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interest of shareholders.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM AGREEMENT BETWEEN YOUR FUND AND FUNDS MANAGEMENT.

                                   PROPOSAL 3:
                   APPROVAL OF INTERIM SUB-ADVISORY AGREEMENTS

SUMMARY

      At the closing of the Transaction, the existing investment sub-advisory agreements between SCM and (1) W. H. Reaves & Co., Inc. ("Reaves"), on behalf of the Strong Dividend Income Fund ("Reaves Sub-advisory Agreement") and (2) Scarborough Investment Advisers, LLC ("Scarborough"), on behalf of the Strong Energy Fund ("Scarborough Sub-advisory Agreement"), will terminate. In August, 2004, the Board unanimously voted to approve for each Strong Fund, except the Strong Index 500 and the three Strong Life Stage Series interim investment sub-advisory agreements, a form of which is included in this Prospectus/Proxy Statement as Exhibit H, between Funds Management and three investment sub-advisers, as described below, which, if approved by shareholders, would be effective during the Interim Period.

      Under each Interim Sub-Advisory Agreement, the sub-adviser is responsible for investment decisions and supplies investment research and portfolio management services. Each sub-adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Funds will bear all expenses incurred by each sub-adviser in connection with the provisions of services under each Interim Sub-Advisory Agreement. Each Interim Sub-Advisory Agreement shall become effective with respect to a Fund after it is approved in accordance with the requirements of the 1940 Act and executed by the Fund. Once approved, each Interim Sub-Advisory Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Interim Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Interim Sub-Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, and will terminate automatically in the event of its assignment.

TERMS OF THE TERMINATING REAVES SUB-ADVISORY AGREEMENT AND SCARBOROUGH SUB-ADVISORY AGREEMENT AND THE INTERIM SUB-ADVISORY AGREEMENTS

      Currently, SCM has entered into investment sub-advisory agreements only with respect to the Strong Dividend Income and Strong Energy Funds. Funds Management, however, will enter into investment sub-advisory agreements with new sub-advisers on behalf of each Strong Fund, except Strong Index 500 and the three Strong Life Stage Series, during the Interim Period.

      Under the terms of the Reaves Sub-advisory Agreement, Reaves furnishes investment advisory and portfolio management services to the Dividend Income Fund with respect to its investments. Reaves is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because Reaves is a member of the NYSE, Reaves generally effects purchases and sales of securities on the NYSE and is paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. For the period January 1, 2003, to December 31, 2003, 87.881% ($359,536) of the Strong Dividend Income Fund's aggregate brokerage commissions were paid to Reaves. Reaves bears all expenses incurred by it in connection with its services under the Reaves Sub-advisory Agreement. The Reaves Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Reaves. The Reaves Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days' notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The Reaves Sub-advisory Agreement may be terminated by Reaves upon 180 days' notice for any reason. The Reaves Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

      The date of the Reaves Sub-advisory Agreement is December 8, 2001. The Reaves Sub-advisory Agreement was last submitted to shareholder vote on December 7, 2001. Under the Reaves Sub-advisory Agreement, SCM pays Reaves a fee, based on the Dividend Income Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund's net assets, (ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and (ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark ("Benchmark"). The Benchmark will be 90% of the performance of the Russell 1000(R) Value Index. Specifically, Reaves will be paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund's performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund's performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above. If Reaves meets this performance criteria, the Fund's advisory fee is not adjusted. If Reaves does not meet this performance criteria, the Fund's advisory fee is reduced by an amount equal to the difference between the fee Reaves would have been paid had the performance criteria been met, and the actual fee paid to Reaves. SCM and Reaves share, in proportion to the fees they receive under the Strong Advisory Agreement and Reaves Sub-advisory Agreement, respectively, in the amount of payments SCM is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.

      The Reaves Sub-Advisory Agreement is only applicable to the Strong Dividend Income Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the Reaves Sub-Advisory Agreement except with respect to the fee schedules, which are shown below, and with respect to the following provisions. The Reaves Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days' notice; (ii) by SCM for breach upon 20 days' notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason; and (iii) by Reaves upon 180 days' notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days' notice. In addition, unlike the Interim Sub-Advisory Agreement, under the Reaves Sub-Advisory Agreement, Reaves is prohibited from, except as specified in the Reaves Sub-Advisory Agreement or agreed to in writing by Reaves: (i) offering investment advice to any investment company other than the Strong Dividend Income Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong Dividend Income Fund. Under the Reaves Sub-Advisory Agreement, Reaves must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

      Under the terms of the Scarborough Sub-advisory Agreement, Scarborough furnishes investment advisory and portfolio management services to the Strong Energy Fund with respect to its investments. Scarborough is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. Scarborough bears all expenses incurred by it in connection with its services under the Scarborough Sub-advisory Agreement. The Scarborough Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Scarborough. The Scarborough Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days' notice, immediately in the event that Scarborough becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The Scarborough Sub-advisory Agreement may be terminated by Scarborough upon 180 days' notice for any reason. The Scarborough Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

      The date of the Scarborough Sub-advisory Agreement is September 29, 1997. The Scarborough Sub-advisory Agreement was last submitted to shareholder vote on September 30, 1997. Under the Scarborough Sub-advisory Agreement, SCM pays Scarborough a fee, based on the Strong Energy Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.50% of the Fund's average daily net asset value on the first $250 million of the Fund's net assets, (ii) 0.40% of the Fund's average daily net asset value on the Fund's net assets over $250 million and up to $1.25 billion, and (iii) 0.35% of the Fund's average daily net asset value on the Fund's net assets over $1.25 billion. SCM may waive all or any portion of its advisory fee. In the event of a full waiver, the sub-advisory fee is zero. In the event of a partial waiver, the sub-advisory fee is reduced pro rata.

      The Scarborough Sub-Advisory Agreement is only applicable to the Strong Energy Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the Scarborough Sub-Advisory Agreement except with respect to the fee schedules, which are shown below, and with respect to the following provisions. The Scarborough Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days' notice; (ii) by SCM for breach upon 20 days' notice, immediately in the event that Scarborough becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason; and (iii) by Scarborough upon 180 days' notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days' notice. In addition, unlike the Interim Sub-Advisory Agreement, under the Scarborough Sub-Advisory Agreement, Scarborough is prohibited from, except as specified in the Scarborough Sub-Advisory Agreement or agreed to in writing by Scarborough: (i) offering investment advice to any investment company other than the Strong Energy Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong Energy Fund. Under the Scarborough Sub-Advisory Agreement, Scarborough must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

      The Board last approved the Reaves Sub-advisory Agreement and Scarborough Sub-advisory Agreement on April 30, 2004.

      SCM paid the following sub-advisory fees to Reaves or Scarborough during the last fiscal year:

            --------------------------------------------------------------
            CORPORATION/STRONG FUND                        SUB-ADVISORY
            --------------------------------------------------------------
            Strong Conservative Equity Funds, Inc.
            --------------------------------------------------------------
                 Strong Dividend Income Fund                   829,330
            --------------------------------------------------------------
                 Strong Energy Fund                             63,464
            --------------------------------------------------------------
                       Aggregate Total for all Funds:         $892,794
            --------------------------------------------------------------

PROPOSAL 3A: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED

      The interim investment sub-advisory agreement between Funds Management and Wells Capital ("Interim Wells Capital Sub-advisory Agreement") would apply to each Strong Fund that currently has a Strong Advisory Agreement, except the Strong Growth and Income, Strong Large Cap Core, and Strong Overseas Funds.

      Wells Capital is located at 525 Market Street, 10th Floor, San Francisco, CA 94105. The owners and principal executive officers of Wells Capital are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 10th Floor, San Francisco, CA 94105. No officers or Directors of the Strong Funds are officers, directors, employees, shareholders, or general partners of Wells Capital. No officers or Directors of the Strong

Funds have any material interest in Wells Capital, or in any material transaction in which Wells Capital or an affiliate is a party.(1)

OFFICER-NAME                   POSITION AT WELLS CAPITAL                   PRINCIPAL OCCUPATION
-------------                  -------------------------                   --------------------
Robert W. Bissell              Director and President                      Same as position at Wells Capital

Kirk Hartman                   Executive Vice President,                   Same as position at Wells Capital
                               (Chief Investment Officer)

William L. Timoney             Executive Vice President,                   Same as position at Wells Capital
                               (Client Services)

Amru A. Khan                   Executive Vice President,                   Same as position at Wells Capital
                               (Sales and Marketing)

David O'Keefe                  Chief Financial Officer                     Same as position at Wells Capital

Thomas M. O'Malley             Executive Vice President,                   Same as position at Wells Capital
                               (Short Duration/Liquidity Management)

James W. Paulsen               Executive Vice President,                   Same as position at Wells Capital
                               (Chief Investment Strategist)

Monica W. Poon                 Chief Compliance Officer                    Same as position at Wells Capital

William C. Stevens             Senior Vice President                       Same as position at Wells Capital
                               (Chief Fixed Income Officer)

OWNERS-NAME, RELATIONSHIP TO WELLS CAPITAL AND ADDRESS

Wells Fargo Bank, N.A.
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

      Under the Interim Wells Capital Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Funds, would pay Wells Capital a fee based on the following fee schedule:

       ----------------------------------------------------------------------------------------

                FUND                                                 FUND ASSETS         FEE
                ----                                                 -----------         ---
       ----------------------------------------------------------------------------------------
       Strong Balanced Fund                                       $0-1,000 million       0.25%
                                                               Over $1,000 million       0.20%
       ----------------------------------------------------------------------------------------
       Strong Florida Municipal Money Market Fund                 $0-1,000 million       0.05%
       Strong Heritage Money Fund                              Over $1,000 million       0.04%
       Strong Money Market Fund
       Strong Municipal Money Market Fund
       Strong Tax-Free Money Fund
       ----------------------------------------------------------------------------------------

(1) Certain Strong Fund officers that are also employees of SFC or its subsidiaries may become employed by Funds Management, Wells Capital, or an affiliate at the close of the Transaction.

       ----------------------------------------------------------------------------------------

                FUND                                                 FUND ASSETS         FEE
                ----                                                 -----------         ---
       ----------------------------------------------------------------------------------------
       Strong Asia Pacific Fund                                     $0-200 million       0.45%
                                                                 Over $200 million       0.35%
       ----------------------------------------------------------------------------------------

       Strong Discovery Fund                                        $0-200 million       0.35%
       Strong Enterprise Fund                                    Over $200 million       0.30%
       Strong Mid Cap Disciplined Fund
       Strong Opportunity Fund
       Strong Small Company Value Fund
       Strong Small/Mid Cap Value Fund
       ----------------------------------------------------------------------------------------

       Strong Dividend Income Fund                                  $0-200 million       0.35%
       Strong Dow 30 Value Fund                                  Next $200 million       0.30%
       Strong Endeavor Fund                                      Over $400 million       0.25%
       Strong Energy Fund
       Strong Growth 20 Fund
       Strong Growth Fund
       Strong Large Cap Growth Fund
       Strong Large Company Growth Fund
       ----------------------------------------------------------------------------------------

       Strong Corporate Bond Fund                                   $0-400 million       0.20%
       Strong Government Securities Fund                         Next $400 million      0.175%
       Strong High-Yield Bond Fund                               Over $800 million       0.15%
       Strong Intermediate Municipal Bond Fund
       Strong Minnesota Tax-Free Fund
       Strong Short-Term Bond Fund
       Strong Short-Term High Yield Bond Fund
       Strong Short-Term High Yield Municipal Fund
       Strong Short-Term Income Fund
       Strong Short-Term Municipal Bond Fund
       Strong Ultra Short-Term Income Fund
       Strong Ultra Short-Term Municipal Income Fund
       Strong Wisconsin Tax-Free Fund
       ----------------------------------------------------------------------------------------

      Wells Capital serves as the sub-adviser to certain funds in the Wells Fargo Funds family that have similar investment objectives as the Strong Funds that would be covered by the Interim Wells Capital Sub-advisory Agreement. The chart below lists certain required information about such funds. In addition to the funds listed below, Wells Capital also serves as the adviser to certain Wells Fargo Variable Trust funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

----------------------------------------------------------------------------------------------------------------------
                                            ASSET SIZE(2)               ANNUAL
             NAME OF FUND(1)               (IN MILLIONS)          MANAGEMENT FEE(3)           WAIVERS/REIMBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
WF 100% Treasury Money Market Fund             3,371.9     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------
WF Asset Allocation Fund                       1,161.5     $0 - 1B                0.15%               0.00%
                                                           >$1B                   0.10%
----------------------------------------------------------------------------------------------------------------------
WF California Limited Term Tax-Free Fund          90.2     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                            ASSET SIZE(2)               ANNUAL
             NAME OF FUND(1)               (IN MILLIONS)          MANAGEMENT FEE(3)           WAIVERS/REIMBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Fund                      520.6     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Money Market Fund       2,537.5     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Money Market Trust        477.2                            0.00%               0.00%
----------------------------------------------------------------------------------------------------------------------
WF Cash Investment Money Market Fund          13,811.9     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------
WF Colorado Tax-Free Fund                        103.0     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF Equity Income Fund                          1,186.1     $0-200M                0.25%               0.00%
                                                           $200M-400M             0.20%
                                                           >$400M                 0.15%
----------------------------------------------------------------------------------------------------------------------
WF Government Money Market Fund                9,357.8     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------
WF Growth Fund                                   172.9     $0-200M                0.25%               0.00%
                                                           $200M-400M             0.20%
                                                           >$400M                 0.15%
----------------------------------------------------------------------------------------------------------------------
WF Growth Balanced Fund                        1,955.1                            0.05%               0.00%
----------------------------------------------------------------------------------------------------------------------
WF Income Fund                                   334.5     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF Income Plus Fund                               73.9     $0-400M                0.20%               0.00%
                                                           $400-800M              0.175%
                                                           >$800M                 0.15%
----------------------------------------------------------------------------------------------------------------------
WF Index Allocation Fund                          82.4     $0 - 1B                0.15%               0.00%
                                                           >$1B                   0.10%
----------------------------------------------------------------------------------------------------------------------
WF Inflation-Protected Bond Fund                  70.4     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF Intermediate Government Income Fund           650.0     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF Limited Term Government Income Fund           197.2     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF Liquidity Reserve Fund                      1,779.4     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------
WF Minnesota Money Market Fund                    94.6     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------
WF Minnesota Tax-Free Fund                       195.9     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF Moderate Balanced Fund                        553.6                            0.05%               0.00%
----------------------------------------------------------------------------------------------------------------------
WF Money Market Fund                           6,983.1     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------
WF Money Market Trust                          1,402.9                            0.00%               0.00%
----------------------------------------------------------------------------------------------------------------------
WF Montgomery Emerging Markets Focus Fund        180.5     $0-200M                0.35%               0.00%
                                                           >$200M                 0.25%
----------------------------------------------------------------------------------------------------------------------
WF Montgomery Institutional Emerging              94.3     $0-200M                0.35%               0.00%
Markets Fund                                               >$200M                 0.25%
----------------------------------------------------------------------------------------------------------------------
WF Montgomery Mid Cap Growth Fund                106.2     $0-200M                0.25%               0.00%
                                                           >$200M                 0.20%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                            ASSET SIZE(2)               ANNUAL
             NAME OF FUND(1)               (IN MILLIONS)          MANAGEMENT FEE(3)           WAIVERS/REIMBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
WF Montgomery Short Duration Government          437.9     $0-400M                0.15%               0.00%
Bond Fund                                                  $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF Montgomery Small Cap Fund                      82.2     $0-200M                0.25%               0.00%
                                                           >$200M                 0.20%
----------------------------------------------------------------------------------------------------------------------
WF Montgomery Total Return Bond Fund             316.4     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF National Limited Term Tax-Free Fund           172.3     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Fund                        329.4     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Money Market Fund         2,171.8     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Money Market Trust          352.2                            0.00%               0.00%
----------------------------------------------------------------------------------------------------------------------
WF Nebraska Tax-Free Fund                         46.3     $0-400M                0.15%               0.00%
                                                           $400M-800M             0.125%
                                                           >$800M                 0.10%
----------------------------------------------------------------------------------------------------------------------
WF Overland Express Sweep Fund                 4,540.0     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------
WF Prime Investment Money Market Fund          1,699.3     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------
WF SIFE Specialized Financial Services           512.8     $0-200M                0.25%               0.00%
Fund                                                       $200-400M              0.20%
                                                           >$400M                 0.15%
----------------------------------------------------------------------------------------------------------------------
WF Small Cap Growth Fund                         164.1     $0-200M                0.25%               0.00%
                                                           >$200M                 0.20%
----------------------------------------------------------------------------------------------------------------------
WF Strategic Growth Allocation Fund              168.5                            0.05%               0.00%
----------------------------------------------------------------------------------------------------------------------
WF Strategic Income Fund                         402.4                            0.05%               0.00%
----------------------------------------------------------------------------------------------------------------------
WF Treasury Plus Money Market Fund             4,999.1     $0-1B                  0.05%               0.00%
                                                           >$1B                   0.04%
----------------------------------------------------------------------------------------------------------------------


      (1)   Total assets as of June 30, 2004.

      (2) The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions of dollars.

APPROVAL OF THE INTERIM WELLS CAPITAL SUB-ADVISORY AGREEMENT BY THE BOARD

      In considering the Interim Wells Capital Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Wells Capital Sub-advisory Agreement;
(ii) that the fees under the Interim Wells Capital Sub-advisory Agreement would be paid by Funds Management; and (iii) that Wells Capital is expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; and (iv) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Wells Capital Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Wells Capital on September 29, 2004.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM WELLS CAPITAL SUB-ADVISORY AGREEMENT WITH FUNDS MANAGEMENT.

PROPOSAL 3B: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH MATRIX ASSET ADVISORS, INC. ("MATRIX")

      The interim investment sub-advisory agreement between Funds Management and Matrix ("Interim Matrix

Sub-advisory Agreement") would apply to the Strong Growth and Income and Strong Large Cap Core Funds.

      Matrix is located at 747 Third Avenue, 31st Floor, New York, NY 10017. The owners and principal executive officers of Matrix are listed below. Unless otherwise indicated, the address for each is 747 Third Avenue, 31st Floor, New York, NY 10017. Currently, no officers or Directors of the Strong Funds are officers, directors, employees, shareholders or general partners of Matrix. No officers or Directors of the Strong Funds have any material interest in Matrix, or in any material transaction in which Matrix or an affiliate is a party.

OFFICER-NAME                  POSITION AT MATRIX                            PRINCIPAL OCCUPATION(S)
David A. Katz                 President, Chief Investment Officer and       Same as position at Matrix
                              Chief Compliance Officer

Douglas S. Altabef            Senior Managing Director                      Same as position at Matrix

Lon F. Birnholz               Managing Director and Chief Financial         Same as position at Matrix
                              Officer

Steven Roukis                 Senior Vice President                         Same as position at Matrix

OWNERS-NAME, RELATIONSHIP TO MATRIX AND ADDRESS

      Under the Interim Matrix Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay Matrix a sub-advisory fee based on the following fee schedule:

                    ---------------------------------------
                    FUND ASSETS                  FEE
                    ---------------------------------------
                    $0-50 million                0.20%
                    ---------------------------------------
                    >$50 million                 0.16%
                    ---------------------------------------

      Matrix serves as the adviser to the Matrix Advisors Value Fund ("Matrix Fund"), which [may] have similar investment objectives as the Strong Growth and Income and Strong Large Cap Core Funds. The chart below lists certain required information about the Matrix Fund. Matrix contractually agreed to reduce the fees and/or net expenses of the Matrix Fund for an indefinite period to ensure that total annual fund operating expenses will not exceed 1.10%. For the fiscal year ending June 30, 2004, Matrix voluntarily reimbursed the Matrix Advisors Value Fund for expenses in excess of 0.99%.

      -------------------------------------------------------------------
                                            ASSET SIZE
      FUND                               (IN MILLIONS)(1)  ADVISORY FEE

      -------------------------------------------------------------------

      Matrix Advisors Value Fund             315.9            1.00%
      -------------------------------------------------------------------

      (1) TOTAL ASSETS AS OF JUNE 30, 2004.

APPROVAL OF THE INTERIM MATRIX SUB-ADVISORY AGREEMENT BY THE BOARD

      In considering the Interim Matrix Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Matrix Sub-advisory Agreement; (ii) that the fees under the Interim Matrix Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. The Board had within the past year received information regarding Matrix and met with representatives of Matrix. Matrix provided updated information to the Board. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Matrix Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Matrix on September 29, 2004.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE STRONG GROWTH AND INCOME STRONG LARGE CAP CORE FUNDS VOTE IN FAVOR OF THE INTERIM MATRIX SUB-ADVISORY AGREEMENT WITH MATRIX.

PROPOSAL 3C: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH NEW STAR INSTITUTIONAL MANAGERS LIMITED ("NEW STAR")

      The interim investment sub-advisory agreement between Funds Management and New Star ("Interim New Star Sub-advisory Agreement") would apply to the Strong Overseas Fund.

      New Star is located at 1 Knightsbridge Green, London, SW1X 7NE. The owners and principal executive officers of New Star are listed below. Unless otherwise indicated, the address for each is 1 Knightsbridge Green, London, SW1X 7NE. Currently, no officers or Directors of the Strong Funds are officers, directors, employees, shareholders or general partners of New Star. No officers or Directors of the Strong Funds have any material interest in New Star, or in any material transaction in which New Star or an affiliate is a party.

      OFFICER-NAME            POSITION AT NEW STAR                              PRINCIPAL OCCUPATION(S)
      Deborah J. Weekes       Director and Head of Finance                      Same as position at New Star
      Rupert Ruvigny          Director and Chief Operating Officer              Same as position at New Star
      Howard Covington        Director and Chief Executive Officer              Same as position at New Star
      Christie B. Sanders     Director and Fixed Income Fund Manager            Same as position at New Star
      Mark S. Beale           Director and Co-Head Institutional                Same as position at New Star
      Richard D. Lewis        Director and Co-Head Institutional                Same as position at New Star
      Keith C. Brown          Director and Head of Business Development         Same as position at New Star
      Anna E. Kirk            Director and Head of Fund Administration          Same as position at New Star
      John L. Duffield        Chairman                                          Same as position at New Star

OWNER NAME, RELATIONSHIP TO NEW STAR AND ADDRESS

New Star Institutional Managers Limited
Direct Parent Company
Controlling Owner
1 Knightsbridge Green
London, SW1X 7NE

New Star Asset Management Group Limited
Ultimate Parent Company
Controlling Owner
1 Knightsbridge Green
London, SW1X 7NE

      Under the Interim New Star Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay New Star a sub-advisory fee based on the following fee schedule:

                    --------------------------------------
                    FUND ASSETS                   FEE
                    --------------------------------------
                    $0-50 million                0.35%
                    --------------------------------------
                    Next $500 million            0.29%
                    --------------------------------------
                    > $550 million               0.20%
                    --------------------------------------

      New Star serves as the sub-adviser to a fund that has a similar investment objective and style as the Strong Overseas Fund. The chart below lists certain required information about such fund.

---------------------------------------------------------------------------------------------------------------------
                                       ASSET SIZE(1)                                                   WAIVERS/
            NAME OF FUND               (IN MILLIONS)            ANNUAL SUB-ADVISORY FEE(2)          REIMBURSEMENTS
            ------------               -------------            --------------------------          --------------
---------------------------------------------------------------------------------------------------------------------
Frontegra New Star International           $12.0           0-100MM      0.33%
Equity Fund                                                >100M        50% of net sub-advisory fee      0.00%
---------------------------------------------------------------------------------------------------------------------

(1) Total assets as of June 30, 2004.

(3) The annual management fee is expressed as a percentage of the average daily net asset value of the fund.

APPROVAL OF THE INTERIM NEW STAR SUB-ADVISORY AGREEMENT BY THE BOARD

      In considering the Interim New Star Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim New Star Sub-advisory Agreement; (ii) that the fees under the Interim New Star Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Interim New Star Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of New Star on September 29, 2004.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE STRONG OVERSEAS FUND VOTE IN FAVOR OF THE INTERIM NEW STAR SUB-ADVISORY AGREEMENT WITH NEW STAR.

                              INFORMATION ON VOTING

      This Prospectus/Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Strong Funds to solicit your vote for several proposals at a special meeting of shareholders of the Strong Funds ("Meeting"). The Meeting will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on December 10, 2004 at 9:00 a.m. (Central Time).

      You may vote in one of three ways:

            o complete and sign the enclosed proxy ballot and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

            o vote on the Internet at the website address listed on your proxy ballot; or

            o     call the toll-free number printed on your proxy ballot.

      PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

      You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the appropriate Strong Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

      Only shareholders of record on October 1, 2004 are entitled to receive notice of and to vote at the Meeting or at any adjournment thereof. Each whole share held as of the close of business on October 1, 2004 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For each Strong Fund, a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum for the conduct of all business.

      When a quorum is present, approval of each proposal is required as follows:

---------------------------------------------------------------------------------------------------------------------
                      PROPOSAL                                             VOTING REQUIREMENT
---------------------------------------------------------------------------------------------------------------------
1.  Approval of an Agreement and Plan of             The affirmative vote of a majority of the shares entitled to
      Reorganization                                 vote.
---------------------------------------------------------------------------------------------------------------------
2.  Approval of an Interim Advisory Agreement        The affirmative vote of the lesser of (1) 67% or more of the shares of a Strong Fund present or represented by proxy at the
                                                     Meeting, if holders of more than 50% of the Strong Fund's
                                                     outstanding shares are present or represented by proxy, or (2)
                                                     more than 50% of the Strong Fund's outstanding shares.
---------------------------------------------------------------------------------------------------------------------
3.   Approval of an Interim Sub-advisory Agreement   The affirmative vote of the lesser of (1) 67% or more of the shares of a Strong Fund present or represented by proxy at the
                                                     Meeting, if holders of more than 50% of the Strong Fund's
                                                     outstanding shares are present or represented by proxy, or (2)
                                                     more than 50% of the Strong Fund's outstanding shares.
---------------------------------------------------------------------------------------------------------------------

      The Meeting may be adjourned at any time, including after action on one or more matters, by a majority of the votes properly voting on the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting if the new date, time, or place is announced at the meeting before adjournment. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the date set for the original meeting (in which case the Board will set a new record date), the Strong Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

      All proxies voted, including abstentions, will be counted towards establishing a quorum. Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast for that proposal. Abstentions are not considered "votes cast" and, therefore, will have the effect of a vote against a proposal. Abstentions effectively result in a vote "against" and are disregarded in determining whether a proposal has received enough votes. Broker non-votes are not expected to be generated by these proposals and, therefore, will have no affect on quorum or the voting requirement.

      The Board knows of no matters other than those described in this Prospectus/Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the person named in the enclosed form of proxy.

      In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of SCM or an affiliate, who will not be paid for their services, the Fund or a solicitor may solicit proxies by telephone, facsimile, oral, Internet, or e-mail communication. SCM and Funds Management have engaged the proxy solicitation firm of D.F. King, Inc. who will be paid approximately $______, plus out-of-pocket expenses, for their services. SCM and Funds Management will share the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of D.F. King, Inc. SCM and Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Strong Funds and the Acquiring Funds will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

                               OUTSTANDING SHARES

      As of October 1, 2004, each Strong Fund and Acquiring Fund had the following numbers of shares outstanding:

        Strong Asia Pacific Fund                                  11,254,294.594
        Strong Balanced Fund                                       8,177,301.925
        Strong Corporate Bond Fund                                49,470,396.074
        Strong Discovery Fund                                      8,371,360.252
        Strong Dividend Income Fund                                7,931,882.843
        Strong Dow 30 Value Fund                                   5,680,858.673
        Strong Endeavor Fund                                       2,161,209.700
        Strong Energy Fund                                         1,152,191.964
        Strong Enterprise Fund                                    11,726,891.659
        Strong Florida Municipal Money Market Fund                18,648,023.910
        Strong Government Securities Fund                        128,787,743.636
        Strong Growth 20 Fund                                     10,940,709.561
        Strong Growth and Income Fund                             26,438,497.346
        Strong Growth Fund                                        82,657,675.391
        Strong Heritage Money Fund                               610,643,210.510
        Strong High-Yield Bond Fund                               46,990,623.266
        Strong Index 500 Fund                                     12,308,020.449
        Strong Intermediate Municipal Bond Fund                    3,602,687.653
        Strong Large Cap Core Fund                                   396,844.118
        Strong Large Cap Growth Fund                              24,472,921.656

        Strong Large Company Growth Fund                           5,116,850.353
        Strong Life Stage Series - Aggressive Portfolio            3,136,757.824
        Strong Life Stage Series - Conservative Portfolio          2,110,434.433
        Strong Life Stage Series - Moderate Portfolio              5,642,921.596
        Strong Mid Cap Disciplined Fund                           32,650,101.498
        Strong Minnesota Tax-Free Fund                               437,982.169
        Strong Money Market Fund                               1,080,459,755.210
        Strong Municipal Money Market Fund                       884,397,377.490
        Strong Opportunity Fund                                   57,177,768.497
        Strong Overseas Fund                                       9,106,043.633
        Strong Short-Term Bond Fund                               66,874,653.607
        Strong Short-Term High Yield Bond Fund                    25,567,249.356
        Strong Short-Term High Yield Municipal Fund               15,399,832.207
        Strong Short-Term Income Fund                              5,185,086.590
        Strong Short-Term Municipal Bond Fund                     50,298,697.049
        Strong Small Company Value Fund                            6,607,148.228
        Strong Small/Mid Cap Value Fund                            1,110,900.687
        Strong Tax-Free Money Fund                             1,098,310,486.320
        Strong Ultra Short-Term Income Fund                      158,319,298.930
        Strong Ultra Short-Term Municipal Income Fund            252,880,528.579
        Strong Wisconsin Tax-Free Fund                             4,599,008.179
        WF Index Fund                                             24,046,412.592
        WF Minnesota Tax-Free Fund                                17,182,644.491
        WF Money Market Fund                                   6,802,329,561.541
        WF National Tax-Free Money Market Fund                 2,273,569,393.990

                 INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

      Each Acquiring Fund, except for the WF Index Fund, WF Minnesota Tax-Free Fund, WF Money Market Fund, and WF National Tax-Free Money Market Fund, is a newly created series of the trust of which it is a series and will not issue shares until the Reorganization is consummated. Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. To the knowledge of the Strong Funds and the Wells Fargo Funds, as of October 1, 2004, the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of any Strong Fund or Acquiring Fund:

       -------------------------------------------------------------------------------------------
                     FUND                       NAME & ADDRESS           CLASS:        % OF FUND
                                                                         TYPE OF
                                                                        OWNERSHIP
       -------------------------------------------------------------------------------------------
       Strong Dow 30 Value Fund           Charles Schwab & Co Inc      Direct           36.84%
                                          San Francisco, CA
                                          94104-4122
       -------------------------------------------------------------------------------------------
       Strong Endeavor Fund               Strong Moderate Portfolio    Direct           40.22%
                                          a Series of Strong Life
                                          Stage Series Inc
                                          100 Heritage Reserve
                                          Menomonee Falls, WI 53051
       -------------------------------------------------------------------------------------------
       Strong Endeavor Fund               Strong Aggressive            Direct           29.34%
                                          Portfolio A Series of
                                          Strong Life Stage Series
                                          Inc.
       -------------------------------------------------------------------------------------------

       -------------------------------------------------------------------------------------------
                     FUND                       NAME & ADDRESS           CLASS:        % OF FUND
                                                                         TYPE OF
                                                                        OWNERSHIP
       -------------------------------------------------------------------------------------------
                                          100 Heritage Reserve
                                          Menomonee Falls, WI 53051
       -------------------------------------------------------------------------------------------
       Strong Government Securities Fund  Charles Schwab & Co Inc      Direct           26.12%
                                          San Francisco, CA
                                          94104-4122
       -------------------------------------------------------------------------------------------
       Strong High-Yield Bond Fund        Charles Schwab & Co Inc      Direct           25.76%
                                          San Francisco, CA
                                          94104-4122
       -------------------------------------------------------------------------------------------
       Strong Life Stage Series -         SSBT Trustee/Custodian       Direct           69.33%
       Conservative Portfolio             PO Box 1408
                                          Milwaukee, WI 53201-1408
       -------------------------------------------------------------------------------------------
       Strong Life Stage Series -         SSBT Trustee/Custodian       Direct           76.93%
       Moderate Portfolio                 PO Box 1408
                                          Milwaukee, WI 53201-1408
       -------------------------------------------------------------------------------------------
       Strong Life Stage Series -         SSBT Trustee/Custodian       Direct           54.91%
       Aggressive Portfolio               PO Box 1408
                                          Milwaukee, WI 53201-1408
       -------------------------------------------------------------------------------------------
       Strong Mid Cap Disciplined Fund    Charles Schwab & Co Inc      Direct           27.10%
                                          San Francisco, CA
                                          94104-4122
       -------------------------------------------------------------------------------------------
       Strong Minnesota Tax-Free Fund     US Clearing a Division of    Direct           33.80%
                                          Fleet Securities Inc
                                          26 Broadway
                                          New York, NY 10004-1703
       -------------------------------------------------------------------------------------------
       Strong Short-Term High-Yield       Charles Schwab & Co Inc      Direct           41.57%
       Bond Fund                          San Francisco, CA
                                          94104-4122
       -------------------------------------------------------------------------------------------
       Strong Short-Term Income Fund      Strong Investments Inc       Direct           82.55%
                                          100 Heritage Reserve
                                          Menomonee Falls, WI 53051
       -------------------------------------------------------------------------------------------
       Strong Short-Term Municipal Bond   National Financial           Direct           26.66%
       Fund                               Services Corp.
                                          PO Box 3750
                                          New York, NY 10008-3750
       -------------------------------------------------------------------------------------------
       Wells Fargo Index Fund             Wells Fargo Bank NA, FBO     Class I:
                                          Index Fund I                 Record            84.82%
                                          ATTN: Mutual Fund Ops
                                          PO Box 1533
                                          Minneapolis, MN 55480-1533
       -------------------------------------------------------------------------------------------

       -------------------------------------------------------------------------------------------
                     FUND                       NAME & ADDRESS           CLASS:        % OF FUND
                                                                         TYPE OF
                                                                        OWNERSHIP
       -------------------------------------------------------------------------------------------
       Wells Fargo Minnesota Tax-Free     Wells Fargo Bank NA, FBO     Class I:
       Fund                               Minnesota Tax-Free I         Record            31.95%
                                          ATTN: Mutual Fund Ops
                                          PO Box 1533
                                          Minneapolis, MN 55480-1533
                                          Wells Fargo Bank NA, FBO
                                          Minnesota Tax-Free I
                                          ATTN: Mutual Fund Ops        Record            30.40%
                                          PO Box 1533
                                          Minneapolis, MN 55480-1533
       -------------------------------------------------------------------------------------------
       Wells Fargo Money Market Fund      Wells FargoService Company   Class A:
                                          FBO Sweep Funds FA           Record            34.77%
                                          Retail Sweep Operations
                                          3401 N 4th Ave # N9777-131
                                          Sioux Falls, SD 57104-0783

                                          Wells Fargo Investments LLC
                                          C/O Alec O'Connor            Record            24.76%
                                          625 Marquette Ave Fl 12
                                          Minneapolis, MN 55402-2308

                                          Wells FargoService Company   Class B:
                                          FBO Sweep Funds FA           Record            17.28%
                                          Retail Sweep Operations
                                          3401 N 4th Ave # N9777-131
                                          Sioux Falls, SD 57104-0783

                                          Wells Fargo Bank NA          Class Trust:      18.65%
                                          ATTN: Cash Sweep Dept        Record
                                          MAC N9306-04C
                                          733 Marquette Ave
                                          Minneapolis, MN 55479-0001
       -------------------------------------------------------------------------------------------
       Wells Fargo National Tax- Free     Wells Fargo Institutional    Class I:
       Money Market Fund                  Brokerage Services           Record             7.48%
                                          C/O Sean O'Farrell
                                          608 2nd Avenue S #
                                          N9303-054
                                          Minneapolis, MN  55479-0001

                                          Wells Fargo Bank NA          Record             6.94%
                                          ATTN: Cash Sweep Dept
                                          MAC N9306-04C
                                          733 Marquette Ave
                                          Minneapolis, MN  55479-0001
                                                                       Class S:
                                          Wells Fargo Bank NA          Record            20.91%
                                          ATTN: Cash Sweep Dept
                                          MAC N9306-04C
                                          733 Marquette Ave
                                          Minneapolis, MN 55479-0001  Class Trust:
                                          Wells Fargo Bank NA          Record            13.69%
                                          ATTN: Cash Sweep Dept
                                          MAC N9306-04C
                                          733 Marquette Ave
                                          Minneapolis, MN 55479-0001
       -------------------------------------------------------------------------------------------

      To the knowledge of the Strong Funds and the Wells Fargo Funds, as of October 1, 2004, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any Class of any Strong Fund or Acquiring Fund:

 -----------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:      % OF CLASS        % OF
                                                                          TYPE OF                     FUND POST
                                                                         OWNERSHIP                     CLOSING
 -----------------------------------------------------------------------------------------------------------------
 Strong Asia Pacific Fund           Strong Investments Inc             Investor;      21.48%           21.48%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -----------------------------------------------------------------------------------------------------------------
 Strong Asia Pacific Fund           Charles Schwab & Co Inc            Investor;      17.19%           17.19%
                                    San Francisco, CA 94104-4122       Direct
 -----------------------------------------------------------------------------------------------------------------
 Strong Asia Pacific Fund           US Clearing a Division of Fleet    Investor;      5.88%             5.88%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -----------------------------------------------------------------------------------------------------------------
 Strong Balanced Fund               Charles Schwab & Co Inc            Investor;      5.48%             5.48%
                                    San Francisco, CA 94104-4122       Direct
 -----------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         Charles Schwab & Co Inc            Investor;      18.05%           14.91%
                                    San Francisco, CA 94104-4122       Direct
 -----------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         State Street Bank & Trust          Investor;      7.28%             6.01%
                                    200 Newport Ave Ste Q75            Direct
                                    Quincy, MA 02170-1742
 -----------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         Charles Schwab & Co Inc            Advisor;       71.11%            2.78%
                                    San Francisco, CA 94104-4122       Direct
 -----------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         Great West Life & Annuity          Advisor;       8.24%             0.32%
                                    Insurance Company                  Direct
                                    8515 E Orchard Rd
                                    Englewood, CO 80111-5037
 -----------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         Orchard Trust Company Cust         Advisor;         6.48%             0.25%
                                    8515 E Orchard Rd #2T2             Direct
                                    Englewood, CO 80111-5037
 -------------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         75% Equity Portfolio               Institutional;   21.89%            2.94%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         50% Equity Portfolio               Institutional;   18.83%            2.53%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         90% Equity Portfolio               Institutional;   14.03%            1.88%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         60% Equity Portfolio               Institutional;   11.63%            1.56%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         35% Equity Portfolio               Institutional;   11.39%            1.53%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         20% Equity Portfolio               Institutional;   10.38%            1.39%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Corporate Bond Fund         National Financial Services Corp   Institutional;   9.70%             1.30%
                                    Dept                               Direct
                                    5th Floor
                                    One World Financial Center
                                    200 Liberty St
                                    New York, NY 10281-1003
 -------------------------------------------------------------------------------------------------------------------
 Strong Discovery Fund              Charles Schwab & Co Inc            Investor;        11.51%           11.51%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Dividend Income Fund        Charles Schwab & Co Inc            Investor;        21.31%           11.94%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Dividend Income Fund        US Clearing Corp                   Investor;        5.58%             3.12%
                                    26 Broadway                        Direct
                                    New York, NY 10004-1798
 -------------------------------------------------------------------------------------------------------------------
 Strong Dividend Income Fund        SSBT Trustee/Cust                  Class K;         100.00%           1.93%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Dow 30 Value Fund           Charles Schwab & Co Inc            Investor;        36.84%           12.63%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Endeavor Fund               Strong Moderate Portfolio a        Investor;        40.22%            8.53%
                                    Series of Strong Life Stage        Direct
                                    Series Inc
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Endeavor Fund               Strong Aggressive Portfolio A      Investor;        29.34%            6.22%
                                    Series of Strong Life Stage        Direct
                                    Series Inc.
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Endeavor Fund               Strong Conservative Portfolio A    Investor;        9.77%             2.07%
                                    Series of Strong Life Stage        Direct
                                    Series Inc
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Energy Fund                 Charles Schwab & Co Inc            Investor;        17.08%            1.38%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Energy Fund                 US Clearing a Division of Fleet    Investor;        10.32%            0.84%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Energy Fund                 Charles B Levinson & Sara M        Investor;        6.96%             0.56%
                                    Levinson Community Property        Direct
                                    14044 W Rico Dr
                                    Sun City West, AZ 85375-2801
 -------------------------------------------------------------------------------------------------------------------
 Strong Enterprise Fund             Strong Investments Inc             Investor;        10.34%            9.82%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Enterprise Fund             Charles Schwab & Co Inc            Investor;        8.22%             7.81%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Enterprise Fund             US Clearing a Division of Fleet    Investor;        7.00%             6.65%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Enterprise Fund             Charles Schwab & Co Inc            Advisor;         80.26%            0.47%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Enterprise Fund             Prudential Investment Mgmnt        Institutional;   74.44%            1.44%
                                    Service                            Direct
                                    194 Wood Avenue South
                                    Iselin NJ 08830
 -------------------------------------------------------------------------------------------------------------------
 Strong Enterprise Fund             Charles Schwab & Co Inc            Institutional;   22.80%            0.44%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Enterprise Fund             SSBT Trustee/Cust                  Class K;         92.85%            4.12%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Enterprise Fund             SSBT Trustee/Cust                  Class K;         7.15%             0.32%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Florida Municipal Money     US Clearing a Division of Fleet    Investor;        17.96%            0.09%
 Market Fund                        Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Florida Municipal Money     Strong Financial Corporation       Investor;        10.72%            0.06%
 Market Fund                        100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Florida Municipal Money     Sylvia K Stevens Trust             Investor;        6.51%             0.03%
 Market Fund                        Milton S Stevens Trust             Direct
                                    Sylvia K Stevens Trust
                                    PO Box 490194
                                    Key Biscayne, FL 33149-0194
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  Charles Schwab & Co Inc            Investor;        25.12%           22.18%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  Fidelity Investments               Investor;        6.40%             5.65%
                                    100 Magellan Way #KW1C             Direct
                                    Covington, KY 41015-1987
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  Nationwide Trust Company FSB       Investor;        5.68%             5.02%
                                    PO Box 182029                      Direct
                                    Columbus, OH 43218
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  Charles Schwab & Co Inc            Advisor;         70.88%            3.89%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  Investors Bank & Trust Co Tr 4     Advisor;         10.89%            0.60%
                                    Manhattanville Rd                  Direct
                                    Purchase NY 10577-2139
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  Balanced Portfolio                 Institutional;   24.22%            1.45%
                                    Edvest WI College Savings Program  Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  50% Equity Portfolio               Institutional;   15.78%            0.94%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  60% Equity Portfolio               Institutional;   9.75%             0.58%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  35% Equity Portfolio               Institutional;   9.55%             0.57%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  75% Equity Portfolio               Institutional;   9.18%             0.55%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  20% Equity Portfolio               Institutional;   8.70%             0.52%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  Merrill Lynch Pierce Fenner &      Class C;         18.03%            0.44%
                                    Smith Inc                          Direct
                                    4800 Dear Lake Dr E Fl 3
                                    Jacksonville, FL 32246-6484
 -------------------------------------------------------------------------------------------------------------------
 Strong Government Securities Fund  American Enterprise                Class C;         5.22%             0.01%
                                    PO Box 9446                        Direct
                                    Minneapolis, MN 55440
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 Charles Schwab & Co Inc            Investor;        10.46%            7.38%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 Charles Schwab & Co Inc            Advisor;         83.07%            0.33%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 Aggressive Portfolio               Institutional;   19.33%            3.11%
                                    Edvest WI College Savings Program  Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 90% Equity Portfolio               Institutional;   15.17%            2.44%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 Deutsche Bank Securities Inc       Institutional;   13.88%            2.23%
                                    PO Box 1346                        Direct
                                    Baltimore, MD 21203
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 75% Equity Portfolio               Institutional;   11.84%            1.91%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 Moderate Portfolio                 Institutional;   10.38%            1.67%
                                    Edvest WI College Savings Program  Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 SSBT Trustee/Custodian             Institutional;   8.47%             1.36%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 50% Equity Portfolio               Institutional;   7.64%             1.23%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 Balanced Portfolio                 Institutional;   6.25%             1.01%
                                    Edvest WI College Savings Program  Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 Strong Financial Corporation       Class C;         39.93%            0.01%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 LPL Financial Services             Class C;         8.32%             0.00%
                                    9785 Towne Centre Drive            Direct
                                    San Diego, CA 92121-1968
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 American Enterprise Investment     Class C;         6.20%             0.00%
                                    SVCS                               Direct
                                    PO Box 9446
                                    Minneapolis, MN 55440
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 American Enterprise Investment     Class C;         6.16%             0.00%
                                    SVCS                               Direct
                                    PO Box 9946
                                    Minneapolis, MN 55440
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 American Enterprise Investment     Class C;         5.45%             0.00%
                                    SVCS                               Direct
                                    PO Box 9446
                                    Minneapolis, MN 55440
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 American Enterprise Investments    Class C;         5.38%             0.00%
                                    SVCS                               Direct
                                    PO Box 9446
                                    Minneapolis, MN 55449
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 SSBT Trustee/Cust                  Class K;         90.70%            3.72%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth Fund                 SSBT Trustee/Cust                  Class K;         9.30%             0.38%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth 20 Fund              Charles Schwab & Co Inc            Investor;        14.58%            1.30%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth 20 Fund              US Clearing a Division of Fleet    Investor;        6.00%             0.54%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth 20 Fund              Charles Schwab & Co Inc            Advisor;         58.72%            0.17%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth 20 Fund              UMB Bank NA                        Advisor;         22.71%            0.07%
                                    1 SW Security Benefit Pl           Direct
                                    Topeka, KS 66636-0001
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth 20 Fund              UMG Bank NA                        Advisor;         9.04%             0.03%
                                    1 SW Security Benefit Pl           Direct
                                    Topeka, KS 66636-0001
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      Strong Investments Inc             Investor;        18.16%           15.95%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      SSBT Trustee/Cust                  Investor;        8.93%             7.84%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      Charles Schwab & Co Inc            Investor;        7.41%             6.51%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      Charles Schwab & Co Inc            Advisor;         65.45%            0.73%
                                    San Francisco, CA 94104-4122       Direct
 ---------------------------------- ---------------------------------- -------------- ---------------- -------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      Master Account                     Advisor;         16.39%            0.18%
                                    Participating Kemflex Plans        Direct
                                    811 Main St
                                    Kansas City, MO 64105-2005
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      UMB Bank NA                        Advisor;         7.74%             0.09%
                                    1 SW Security Benefit Pl           Direct
                                    Topeka, KS 66636-0001
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      SSBT Trustee/Custodian             Institutional;   88.78%            5.76%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      SSBT Trustee/Custodian             Institutional;   7.58%             0.49%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201=1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      SSBT Trustee/Cust                  Class K;         41.54%            1.63%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      Strong Moderate Portfolio A        Class K;         26.66%            1.05%
                                    Series of Strong Life Stage        Direct
                                    Series Inc.
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      Strong Aggressive Portfolio A      Class K;         21.88%            0.86%
                                    Series of Strong Life Stage        Direct
                                    Series Inc.
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Growth and Income Fund      Strong Conservative Portfolio A    Class K;         9.70%             0.38%
                                    Strong Life Stage Series Inc.      Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         US Clearing Corp                   Investor;        22.96%           17.36%
                                    26 Broadway                        Direct
                                    New York, NY 10004-1798
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         RIH Segregated                     Advisor;         36.35%            0.01%
                                    100 Plaza One                      Direct
                                    Jersey City, NJ 07311-3901
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         Raymond James & Associates Inc     Advisor;         29.30%            0.01%
                                    880 Carillon Pkwy                  Direct
                                    St. Petersburg, FL 33716
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         Raymond James & Associates Inc     Advisor;         18.87%            0.00%
                                    880 Carillon Pkwy                  Direct
                                    St. Petersburg, FL 33716
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         Raymond James & Associates Inc     Advisor;         10.35%            0.00%
                                    880 Carillon Pkwy                  Direct
                                    St. Petersburg, FL 33716
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         Raymond James & Associates Inc     Advisor;         5.13%             0.00%
                                    880 Carillon Pkwy                  Direct
                                    St. Petersburg, FL 33716
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         Strong Financial Corporation       Institutional;   22.55%            5.55%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         Gilbert P. Hyatt                   Institutional;   7.06%             1.74%
                                    PO Box 81230                       Direct
                                    Las Vegas, NV 89180-1230
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         Richard T. Weiss                   Institutional;   6.33%             1.56%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         US Clearing Corp                   Institutional;   6.27%             1.54%
                                    26 Broadway                        Direct
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Heritage Money Fund         Bear Stearns Securities Corp       Institutional;   5.67%             1.40%
                                    1 Metrotech Center North           Direct
                                    Brooklyn, NY 11201-3859
 -------------------------------------------------------------------------------------------------------------------
 Strong High-Yield Bond Fund        Charles Schwab & Co Inc            Investor;        24.17%           19.86%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong High-Yield Bond Fund        National Investor Services         Investor;        5.05%             4.15%
                                    55 Water Street, 32nd Floor        Direct
                                    New York, NY 10041
 -------------------------------------------------------------------------------------------------------------------
 Strong High-Yield Bond Fund        Charles Schwab & Co Inc            Advisor;         95.81%            5.94%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong High-Yield Bond Fund        Deseret Mutual Benefit             Institutional;   92.66%           11.23%
                                    60 E South Temple                  Direct
                                    Salt Lake City UT 84111-1004
 -------------------------------------------------------------------------------------------------------------------
 Strong High-Yield Bond Fund        McAllen Firemen's Pension &        Institutional;   5.93%             0.72%
                                    Relief Fund                        Direct
                                    PO Box 220
                                    McAllen, TX 78505-0220
 -------------------------------------------------------------------------------------------------------------------
 Strong Index 500 Fund              SSBT Trustee/Custodian             Investor;        15.05%            5.09%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Index 500 Fund              US Clearing a Division of Fleet    Investor;        11.99%            4.05%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Intermediate Municipal      Strong Investments Inc             Investor;        18.47%           18.47%
 Bond Fund                          100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Intermediate Municipal      Skywest Inc                        Investor;        13.03%           13.03%
 Bond Fund                          444 S River Road                   Direct
                                    St George, UT 84790-2085
 -------------------------------------------------------------------------------------------------------------------
 Strong Intermediate Municipal      US Clearing a Division of Fleet    Investor;        11.33%           11.33%
 Bond Fund                          Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Intermediate Municipal      Charles Schwab & Co Inc            Investor;        10.11%           10.11%
 Bond Fund                          San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Large Cap Core Fund         Charles Schwab & Co Inc            Investor;        13.43%            0.10%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Large Cap Core Fund         US Clearing a Division of Fleet    Investor;        12.28%            0.09%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Large Cap Growth Fund       SSBT Trustee/Cust                  Investor;        5.22%             5.22%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Large Company Growth Fund   SSBT Trustee/Custodian             Investor;        20.99%           15.55%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Large Company Growth Fund   Charles Schwab & Co Inc            Investor;        16.26%           12.04%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Large Company Growth Fund   US Clearing a Division of Fleet    Investor;        10.53%            7.80%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Large Company Growth Fund   Merrill Lynch Pierce Fenner &      Investor;        5.41%             4.01%
                                    Smith Inc                          Direct
                                    4800 Deer Lake Dr E Fl 3
                                    Jacksonville, FL 32246-6484
 -------------------------------------------------------------------------------------------------------------------
 Strong Large Company Growth        SSBT Trustee/Custodian             Class K;         97.10%            4.05%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Life Stage Series           SSBT Trustee/Custodian             Investor;        69.33%           69.33%
 Conservative Portfolio             PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Life Stage Series           SSBT Trustee/Custodian             Investor;        76.93%           76.93%
 Moderate Portfolio                 PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Life Stage Series           SSBT Trustee/Custodian             Investor;        54.91%           54.91%
 Aggressive Portfolio               PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Mid Cap Disciplined Fund    Charles Schwab & Co Inc            Investor;        27.10%           27.10%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Mid Cap Disciplined Fund    National Investor Services         Investor;        13.18%           13.18%
                                    55 Water Street, 32nd Floor        Direct
                                    New York, NY 10041
 -------------------------------------------------------------------------------------------------------------------
 Strong Mid Cap Disciplined Fund    Strong Investments, Inc.           Investor;        7.38%             7.38%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Minnesota Tax-Free Fund     US Clearing a Division of Fleet    Investor;        32.63%            0.74%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Minnesota Tax-Free Fund     Wells Fargo Investments LLC        Class C;         20.47%            0.05%
                                    608 Second Avenue South 8th Flr    Direct
                                    Minneapolis, MN 55402
 -------------------------------------------------------------------------------------------------------------------
 Strong Minnesota Tax-Free Fund     US Clearing                        Class C;         8.65%             0.02%
                                    26 Broadway                        Direct
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Minnesota Tax-Free Fund     American Enterprise Investment     Class C;         8.64%             0.02%
                                    Svcs                               Direct
                                    P.O Box 9446
                                    Minneapolis, MN 55440
 -------------------------------------------------------------------------------------------------------------------
 Strong Minnesota Tax-Free Fund     US Clearing                        Class C;         7.92%             0.02%
                                    26 Broadway                        Direct
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Minnesota Tax-Free Fund     Wells Fargo Investments LLC        Class C;         7.42%             0.02%
                                    608 Second Avenue South 8th Flr    Direct
                                    Minneapolis, MN 55402
 -------------------------------------------------------------------------------------------------------------------
 Strong Minnesota Tax-Free Fund     US Clearing                        Class C;         6.73%             0.02%
                                    26 Broadway                        Direct
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Minnesota Tax-Free Fund     US Clearing                        Class C;         5.17%             0.01%
                                    26 Broadway                        Direct
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Money Market Fund           US Clearing a Division of Fleet    Investor;        17.29             2.39%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Money Market Fund           SSBT Trustee/Cust                  Investor;        7.75%             1.07%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Municipal Money Market      Southwest Bank of Texas NA         Investor;        7.32%             7.32%
 Fund                               PO Box 27459                       Direct
                                    Houston, TX 77227-7459
 -------------------------------------------------------------------------------------------------------------------
 Strong Municipal Money Market      US Clearing a Division of Fleet    Investor;        5.88%             5.88%
 Fund                               Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Opportunity Fund            Charles Schwab & Co Inc            Investor;        13.32%           12.66%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Opportunity Fund            Fidelity Investments 100           Investor;        6.41%             6.09%
                                    Magellan Way #KW1C                 Direct
                                    Covington, KY 41015-1987
 -------------------------------------------------------------------------------------------------------------------
 Strong Opportunity Fund            Charles Schwab & Co Inc            Advisor Class    41.41%            2.55%
                                    San Francisco, CA 94104-4122
 -------------------------------------------------------------------------------------------------------------------
 Strong Opportunity Fund            State Street Bank & Trust Co 200   Advisor Class    46.15%            2.29%
                                    Newport Avenue
                                    North Quincy, MA 02171-2102
 -------------------------------------------------------------------------------------------------------------------
 Strong Opportunity Fund            SSBT Trustee/Cust                  Class K;         90.56%            0.06%
                                    PO Box 1408                        Direct
                                    Milwaukee, WI 53201-1408
 -------------------------------------------------------------------------------------------------------------------
 Strong Opportunity Fund            Strong Financial Corporation       Class K;         9.44%             0.01%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Overseas Fund               Strong Investments Inc             Investor;        21.65%           21.69%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Overseas Fund               Aggressive Portfolio               Investor;        13.28%           13.31%
                                    Edvest WI College Savings Program  Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Overseas Fund               Charles Schwab & Co Inc            Investor;        5.39%             5.40%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Overseas Fund               Strong Financial Corporation       Institutional;   87.86%            0.13%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Overseas Fund               Timothy L Birkenstock & Crystal    Institutional;   7.75%             0.01%
                                    L Birkenstock JT Ten               Direct
                                    W293 N3923 Round Hill Cir
                                    Pewaukee, WI 53072-3159
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Bond Fund        Charles Schwab & Co Inc            Investor;        16.27%           13.46%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Bond Fund        Charles Schwab & Co Inc            Advisor;         88.22%            1.40%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Bond Fund        20% Equity Portfolio               Institutional;   14.58%            1.14%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Bond Fund        50% Equity Portfolio               Institutional;   13.23%            1.04%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Bond Fund        35% Equity Portfolio               Institutional;   10.67%            0.84%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Bond Fund        60% Equity Portfolio               Institutional;   8.17%             0.64%
                                    Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Bond Fund        Balanced Portfolio                 Institutional;   8.12%             0.64%
                                    Edvest WI College Savings Program  Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Bond Fund        Muhlenberg College                 Institutional;   8.08%             0.63%
                                    2400 W Chew St                     Direct
                                    Allentown, PA 18104-5564
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Bond Fund        Bond Portfolio                     Institutional;   6.65%             0.52%
                                    Edvest WI College Savings Program  Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Bond Fund        Co-Bank Company                    Institutional;   5.42%             0.42%
                                    C/0 County National Bank           Direct
                                    PO Box 42
                                    Clearfield, PA 16830-0042
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term High-Yield       Charles Schwab & Co Inc            Investor;        27.12%           20.42%
 Bond Fund                          San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term High-Yield       Strong Investments Inc             Investor;        14.96%           11.27%
 Bond Fund                          100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term High-Yield       Charles Schwab & Co Inc            Advisor;         84.45%           21.44%
 Bond Fund                          San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term High-Yield       Trucojo                            Advisor;         13.61%            3.46%
 Bond Fund                          4305 Frederick Blvd                Direct
                                    PO Box 846
                                    St Joseph, MO 64502-0846
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term High Yield       Dean V White                       Investor;        28.52%            6.52%
 Municipal Fund                     1000 E 80th Place Ste 700N         Direct
                                    Merrillville, IN 46410-5667
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term High Yield       Charles Schwab & Co Inc            Investor;        10.11%            2.31%
 Municipal Fund                     101 Montgomery St                  Direct
                                    San Francisco CA 94104-4122
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term High Yield       Skywest Inc                        Investor;        9.59%             2.19%
 Municipal Fund                     444 S River Road                   Direct
                                    St George UT 84790-2085
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Income Fund      Strong Investments Inc             Investor;        82.55%            6.73%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Income Fund      US Clearing a Division of Fleet    Investor;        10.73%            0.87%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Municipal Bond   Charles Schwab & Co Inc            Investor;        17.26%           13.23%
 Fund                               San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Municipal Bond   Merrill Lynch Pierce Fenner &      Class C;         71.31%            0.78%
 Fund                               Smith Inc                          Direct
                                    4800 Deer Lake Dr E Fl 3
                                    Jacksonville, FL 32246-6484
 -------------------------------------------------------------------------------------------------------------------
 Strong Short-Term Municipal Bond   Raymond James & Assoc Inc          Class C;         14.44%            0.16%
 Fund                               880 Carillon Pkwy                  Direct
                                    St. Petersburg, FL 77227-2352
 -------------------------------------------------------------------------------------------------------------------
 Strong Small Company Value Fund    Charles Schwab & Co Inc            Investor;        19.38%           19.38%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Small Company Value Fund    US Clearing a Division of Fleet    Investor;        12.13            12.13
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Small/Mid Cap Value Fund    Christina Mattin                   Investor;        15.02%           15.02%
                                    PO Box 1632                        Direct
                                    New Canaan, CT 06840-1632
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Small/Mid Cap Value Fund    US Clearing a Division of Fleet    Investor;        12.72%           12.72%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Small/Mid Cap Value Fund    Strong Financial Corporation       Investor;        7.31%             7.31%
                                    100 Heritage Reserve               Direct
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Tax-Free Money Fund         US Clearing a Division of Fleet    Investor;        14.52%            4.52%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term Income     Charles Schwab & Co Inc            Investor;        16.93%           15.23%
 Fund                               San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term Income     Charles Schwab & Co Inc            Advisor;         86.73%            5.29%
 Fund                               San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term Income     Charles Schwab & Co Inc            Institutional;   16.07%            0.70%
 Fund                               San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term Income     National Investor Services         Institutional;   11.59%            0.50%
 Fund                               55 Water Street, 32nd Floor        Direct
                                    New York, NY 10041
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term Income     50% Equity Portfolio               Institutional;   10.49%            0.45%
 Fund                               Tomorrow's Scholar College         Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term Income     Canal Securities Company           Institutional;   7.14%             0.31%
 Fund                               PO Box 1522                        Direct
                                    Elmira, NY 14902-1522
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term Income     Balanced Portfolio                 Institutional;   6.44%             0.28%
 Fund                               Edvest WI College Savings Program  Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI 53051
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term            Charles Schwab & Co Inc            Investor;        11.04%            7.96%
 Municipal Income                   San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term            US Clearing a Division of Fleet    Investor;        6.51%             4.69%
 Municipal Income                   Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term            Charles Schwab & Co Inc            Advisor;         87.60%            2.86%
 Municipal Income                   San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term            National Financial Services 5th    Institutional;   14.01%            3.41%
 Municipal Income                   Flr                                Direct
                                    One World Financial Center
                                    200 Liberty St
                                    New York, NY 10281-1003
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term            US Natural Resources Inc           Institutional;   9.42%             2.29%
 Municipal Income                   8000 NE Parkway Dr Ste 100         Direct
                                    Vancouver, WA 98662-6738
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term            Drake & Co                         Institutional;   8.13%             1.98%
 Municipal Income                   333 W 34th St Fl 7                 Direct
                                    New York, NY 10001-2402
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term            Jon E. Kinzenbaw & Marcia A.       Institutional;   7.93%             1.93%
 Municipal Income                   Kinzenbaw Ten Com                  Direct
                                    2148 PP Ave
                                    Williamsburg, IA 52361-8567
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term            N B Kurnick Tr Revocable Trust     Institutional;   5.55%             1.35%
 Municipal Income                   16251 Tisbury Cir                  Direct
                                    Huntington Beach, CA 92649
 -------------------------------------------------------------------------------------------------------------------
 Strong Ultra Short-Term            Charles Schwab & Co Inc            Institutional;   5.46%             1.33%
 Municipal Income                   San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Wisconsin Tax-Free Fund     US Clearing a Division of Fleet    Investor;        17.46%           16.59%
                                    Securities Inc                     Direct
                                    26 Broadway
                                    New York, NY 10004-1703
 -------------------------------------------------------------------------------------------------------------------
 Strong Wisconsin Tax-Free Fund     Charles Schwab & Co Inc            Investor;        13.18%           12.53%
                                    San Francisco, CA 94104-4122       Direct
 -------------------------------------------------------------------------------------------------------------------
 Strong Wisconsin Tax-Free Fund     American Enterprise Investment     Class C;         11.10%            0.53%
                                    Svcs                               Direct
                                    PO Box 9446
                                    Minneapolis, MN 55440
 -------------------------------------------------------------------------------------------------------------------
 Wells Fargo Index Fund             Wells Fargo Bank NA, FBO           Class I:                           6.41%
                                    Index Fund I                       Record               9.70%
                                    ATTN: Mutual Fund Ops
                                    PO Box 1533
                                    Minneapolis, MN 55480-1533
 -------------------------------------------------------------------------------------------------------------------
 Wells Fargo Minnesota Tax-Free     Charles Schwab & Co Inc            Class A:
 Fund                               Special Custody Account            Record               7.69%         1.52%
                                    Exclusively FBO the Customers
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122

                                    American Enterprise Investment     Class B:
                                    Services FBO 890000611             Record               5.46%         0.40%
                                    PO Box 9446
                                    Minneapolis, MN 55440-9446

                                    Wells Fargo Bank NA, FBO           Class I:
                                    Minnesota Tax-Free I               Record              10.05%         7.09%
                                    ATTN: Mutual Fund Ops
                                    PO Box 1533
                                    Minneapolis, MN 55480-1533
 -------------------------------------------------------------------------------------------------------------------
 Wells Fargo Money Market Fund      Wells Fargo Investments LLC        Class B:
                                    A/C 8239-6426                      (Exchange)          20.52%        0.0004%
                                    608 Second Avenue South 8th Fl     Record
                                    Minneapolis, MN 55402-1916

                                    Wells Fargo Investments LLC
                                    A/C 2298-5352                      Record              18.58%        0.0004%
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN 55402-1916
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
               FUND                          NAME & ADDRESS               CLASS:        % OF CLASS        % OF
                                                                          TYPE OF                       FUND POST
                                                                         OWNERSHIP                       CLOSING
 -------------------------------------------------------------------------------------------------------------------
                                    Wells Fargo Investments LLC        Record              16.22%        0.0003%
                                    A/C 3710-2281
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN 55402-1916

                                    Wells Fargo Investments LLC        Record              13.48%        0.0003%
                                    A/C 2956-4142
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN 55402-1916

                                    State Street Bank & Trust Co       Record               8.42%        0.0002%
                                    Cust for the Simple IRA of
                                    Geraldine Laubert
                                    11571 Old Dallas Rd
                                    West, TX  76691-1916

                                                                       Record               6.44%        0.0001%
                                    Armen Bagdasarian &
                                    Rita Bagdasarian JTTEN
                                    2940 22nd Ave
                                    San Francisco, CA 94132-1505       Class C:             9.03%         0.004%
                                                                       (Exchange)
                                    Wells Fargo Investments LLC        Record
                                    A/C 4936-4099
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN 55402-1916         Record               8.33%         0.003%
                                    Wells Fargo Investments LLC
                                    A/C 2521-0804
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN 55402-1916
                                                                       Record               6.57%         0.003%
                                    Wells Fargo Investments LLC
                                    A/C 8960-6846
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN 55402-1916
 -------------------------------------------------------------------------------------------------------------------
 Wells Fargo National Tax- Free     Wells Fargo Investments LLC
 Money Market Fund                  C/O Alec O'Connor                                      23.15%         7.42%
                                    625 Marquette Ave Fl 12
                                    Minneapolis, MN 55402-2308

                                    Wells Fargo Bank NA
                                    ATTN: Cash Sweep Dept                                  16.32%         5.23%
                                    MAC N9306-04C
                                    733 Marquette Ave
                                    Minneapolis, MN 55479-0001

                                    Wells Fargo Institutional
                                    Brokerage Services                                      9.00%         2.89%
                                    C/O Sean O'Farrell
                                    608 2nd Avenue S # N9303-054
                                    Minneapolis, MN 55479-0001
 -------------------------------------------------------------------------------------------------------------------

      As of October 1, 2004, the officers and Trustees of Wells Fargo Funds as a group owned less than 1% of any Class of any Acquiring Fund.

      As of October 1, 2004, the officers and Trustees of the Strong Funds as a group owned less than 1% of any class of any Strong Fund.

                     ANNUAL MEETING AND SHAREHOLDER MEETINGS

      For each Fund, except the Strong Florida Municipal Money Market Fund, an annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held, if necessary, in April of each year or at such other time and date as the Board of the applicable Fund selects. However, no Fund is required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940 Act: (i) election of directors; (ii) approval of the Fund's investment advisory contract; (iii) ratification of the selection of the Fund's independent auditors; or (iv) approval of the Fund's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote on any issue proposed to be considered at the special meeting.

      The Strong Florida Municipal Money Market Fund will not hold annual shareholder meetings unless required by the Delaware Statutory Trust Act or other applicable law. There will normally be no annual meeting of shareholders in any year in which election of Trustees by shareholders is not required by the 1940 Act. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Trustees, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

      A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Fund at the Fund's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law. If the Reorganizations are completed, the Strong Funds will not hold another shareholder meeting.

                               DISSENTERS' RIGHTS

      If the Reorganizations are approved at the Meeting, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters' rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders of the Funds, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the closing date of the Reorganizations. After the Reorganizations, shareholders will hold shares of the Wells Fargo Funds which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).


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